UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: July 31

Registrant is making a filing for 11 of its series:

Wells Fargo Capital Growth Fund, Wells Fargo Disciplined U.S. Core Fund, Wells Fargo Endeavor Select Fund, Wells Fargo Growth Fund, Wells Fargo Intrinsic Value Fund, Wells Fargo Large Cap Core Fund, Wells Fargo Large Cap Growth Fund, Wells Fargo Large Company Value Fund, Wells Fargo Low Volatility U.S. Equity Fund, Wells Fargo Omega Growth Fund, and Wells Fargo Premier Large Company Growth Fund.

Date of reporting period: July 31, 2017

ITEM 1.	REPORT TO STOCKHOLDERS

Annual Report

July 31, 2017

Wells Fargo Capital Growth Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Capital Growth Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

In bond markets, interest rates rose but remained at historically low levels amid subdued global growth and modest inflation.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Capital Growth Fund for the 12-month period that ended July 31, 2017. Many equity markets advanced during this reporting period, supported by modest economic growth despite political uncertainty. U.S. and international stocks returned 16.04% and 19.01%, for the 12-month period, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net)2, respectively. Within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned -1.28% and the Bloomberg Barclays Municipal Bond Index4 returned 0.26% as interest rates rose from low levels.

Globally, stock results moderated in the third quarter of 2016; bond interest rates remained low.

Stock returns tended to moderate during July and August. During much of the past decade, markets worldwide have been supported to varying degrees by accommodative policies from leading central banks, including the U.S. Federal Reserve (Fed), European Central Bank (ECB), Bank of England, and Bank of Japan. Investors have watched for signs that global central banks might shift away from accommodative policies, including low interest rates and bond purchases that tended to make riskier assets such as stocks and high-yield bonds more attractive. In the U.S., early-September comments by Fed officials suggested an interest-rate increase might occur, sending stock and bond prices down. Following the Fed’s September decision to delay a rate increase to later in 2016, stocks surged. In bond markets, interest rates rose but remained at historically low levels amid subdued global growth and modest inflation. It appeared that fixed-income investors concluded that yields had overshot the real risks of the U.K.’s vote to exit the European Union as economic activity strengthened.

During the fourth quarter of 2016, investors awaited election results and central-bank actions.

Entering the fourth quarter, anticipation of an interest-rate increase and the approaching general election tended to increase investor concerns. Following Donald Trump’s election victory, U.S. stocks rallied. Investors appeared optimistic that the new administration would pursue progrowth policies. Favorable economic news supported stocks, and interest rates moved higher. At its mid-December meeting, Fed officials raised the target interest rate by a quarter percentage point to a range from 0.50% to 0.75%. The fourth quarter also saw the implementation of the U.S. Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) for institutional prime and municipal money market funds as well as the possibility of liquidity fees and redemption gates. In the year leading up to money market fund reform implementation, nearly $1 trillion in assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1.00 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe.

Equity and bond markets advanced during the first quarter of 2017 amid improving economic data globally.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. U.S. economic data released

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[5]	The Chicago Board Options Exchange Market Volatility Index (CBOE VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Capital Growth Fund	3

during the quarter reflected a healthy economy. Hiring remained strong, and business and consumer sentiment improved. In March, Fed officials raised their target interest rate by a quarter percentage point to a range from 0.75% to 1.00%. With the Fed’s target interest rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by strong demand and constrained new-issue supply. Outside of the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international developed markets because they benefited from both global economic growth and recent weakening in the U.S. dollar. Stocks in Asia, Europe, and Latin America also outperformed the U.S. market during the quarter.

Steady advancement in many markets marked the first seven months of 2017.

During the second quarter, most equity markets in the U.S. and abroad advanced. Steady, albeit modest, economic growth both in the U.S. and abroad and generally favorable corporate earnings announcements after the second quarter supported higher valuations. Within the economy, U.S. inflation trended lower despite the unemployment rate continuing to decline. Ten-year U.S. Treasury yields declined, resulting in stronger prices for long-term bonds. As was widely expected, in June, the Fed raised the target interest rate by a quarter percentage point to a range from 1.00% to 1.25%. In addition, the Fed indicated that it would begin to sell bonds accumulated on its balance sheet during quantitative easing programs conducted since 2008, likely beginning later this year. Early in July, volatility expectations increased and then receded, as measured by the CBOE VIX.5 Although economic momentum increased in Europe, the ECB held its rates steady at low levels because underlying inflation remained subdued. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Capital Growth Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michael T. Smith, CFA®

Christopher J. Warner, CFA®

Average annual total returns (%) as of July 31, 20171

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WFCGX)	7-31-2007	12.66	12.64	6.09	19.52	13.98	6.73	1.24	1.11
Class C (WFCCX)	7-31-2007	17.65	13.13	5.94	18.65	13.13	5.94	1.99	1.86
Class R4 (WCGRX)	11-30-2012	–	–	–	19.99	14.38	7.17	0.96	0.75
Class R6 (WFCRX)	11-30-2012	–	–	–	20.18	14.55	7.25	0.81	0.60
Administrator Class (WFCDX)	6-30-2003	–	–	–	19.68	14.19	6.96	1.16	0.94
Institutional Class (WWCIX)	4-8-2005	–	–	–	20.00	14.49	7.22	0.91	0.70
Russell 1000® Growth Index[4]	–	–	–	–	18.05	15.60	9.36	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Capital Growth Fund	5

Growth of $10,000 investment as of July 31, 2017[5]

[1]	Historical performance shown for Class R4 shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Class R4 shares. Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through November 30, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[4]	The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Capital Growth Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the Russell 1000® Growth Index, for the 12-month period that ended July 31, 2017.

∎	Stock selection in the information technology (IT) sector was a key contributor to performance.

∎	Stock selection within the industrials sector detracted from performance.

The Russell 1000® Growth Index advanced 18.05% in the 12-month period that ended July 31, 2017. Within the index, industrial sector and consumer cyclical stocks outperformed stocks in other sectors following the November 2016 presidential election due to investor optimism regarding progrowth initiatives and a potential tax overhaul. The election also led many investors to sell bond holdings, which drove the yield on 10-year Treasuries higher; it also triggered a rally in bank shares while causing many investors to sell higher-yielding stock holdings. However, the cyclical rally and higher yields on 10-year Treasuries proved short-lived; in early 2017, shares in higher-growth sectors, such as health care and IT, took over market leadership through the end of the reporting period.

Ten largest holdings (%) as of July 31, 2017[6]
Amazon.com Incorporated	6.53
Alphabet Incorporated Class A	6.40
Microsoft Corporation	4.41
UnitedHealth Group Incorporated	4.25
Visa Incorporated Class A	4.07
Facebook Incorporated Class A	3.61
The Home Depot Incorporated	3.58
Celgene Corporation	2.99
Waste Connections Incorporated	2.94
Salesforce.com Incorporated	2.46

The Fund’s IT holdings contributed to performance relative to the Russell 1000® Growth Index.

Within the IT sector, software-related holdings contributed to performance. Activision Blizzard, Incorporated, and Electronic Arts Incorporated, video game developers and publishers, benefited from the transition of their business models toward digital delivery of video games and a greater mix of recurring revenues. The business-model change drove improved operating margins, which led investors to place higher valuations on the companies’ shares. At the end of the reporting period, we retained positions in these companies but continued to carefully monitor valuations. Stock selection among internet-related holdings also contributed to returns within the IT sector. Tencent Holdings Limited, a Chinese provider of a popular messaging app and mobile games, continued to post high sales growth as the company monetized its large user base by selling more advertising. The shares followed positive sales and earnings revisions higher throughout the period.

Sector distribution as of July 31, 2017[7]

Stock selection in the industrials sector detracted from performance.

Among the Fund’s industrials holdings, Spirit Airlines, Incorporated, detracted from Fund performance. Our thesis for holding a position in Spirit—an airline that serves customers by offering low base fares—was predicated on our expectation that the company would add capacity in markets it did not already serve. We also thought that Spirit could raise prices due to the pricing umbrella that resulted from industry consolidation and network rationalization. The airline successfully raised ticket prices and improved the amount of revenue generated per passenger; however, the industry’s pricing backdrop recently became more competitive. We remained committed to Spirit as of the end of the reporting period but will continue to closely monitor the company’s fundamentals. The Fund’s position in Acuity Brands, Incorporated, also detracted from performance within the industrials sector. Acuity Brands provides lighting and building management solutions and has a strong position in commercial LED solutions. However, weak demand in short-cycle lighting projects caused the company to report disappointing results that led to a reduction in the share price. After evaluating our original investment thesis, we exited the position in favor of potential opportunities in which we had higher conviction.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Capital Growth Fund	7

While we are cautious in terms of macroeconomic conditions, we remain confident in the Fund’s positioning.

Looking toward the remainder of 2017, the market backdrop in our view remains mostly constructive, but we have a modestly higher level of caution. For the time being, inflation expectations have overcome deflationary fears. Credit markets have been calm, and capital has tended to flow freely at a low cost. Domestic industries such as housing, travel and leisure, e-commerce, and digital advertising have maintained relatively strong positions, offsetting weakness in areas such as automobiles and mall-based retailers. We believe economic indicators likely may point to an elongated business cycle marked by steady, if unspectacular, earnings growth and modestly higher interest rates. The U.S. economy appears poised to continue expanding but at a more sluggish rate than many would like to see.

Scarcity remains a key theme and, despite our increased caution, may help drive continued positive returns. In this tepid macro environment, there are fewer companies capable of producing strong organic growth. As the business cycle matures, the market tends to look past companies whose growth may have been engineered or may have been helped by a short-lived market trend toward favoring assets likely to benefit from rising growth and inflation. Therefore, it seems rational to us that companies with truly innovative products and secular growth opportunities—companies that can grow in spite of cyclical conditions—likely could command a scarcity premium.

Please see footnotes on page 5.

8	Wells Fargo Capital Growth Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2017 to July 31, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2017	Ending account value 7-31-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,171.45	$5.71	1.06%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.54	$5.31	1.06%
Class C
Actual	$1,000.00	$1,167.04	$9.73	1.81%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.82	$9.05	1.81%
Class R4
Actual	$1,000.00	$1,173.94	$4.05	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.07	$3.76	0.75%
Class R6
Actual	$1,000.00	$1,174.49	$3.23	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Administrator Class
Actual	$1,000.00	$1,172.05	$5.06	0.94%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.13	$4.71	0.94%
Institutional Class
Actual	$1,000.00	$1,173.91	$3.77	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51	0.70%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—July 31, 2017	Wells Fargo Capital Growth Fund	9

Security name	Shares	Value

Common Stocks: 97.57%

Consumer Discretionary: 18.50%

Automobiles: 1.05%
Ferrari NV	28,000	$2,945,314

Hotels, Restaurants & Leisure: 2.13%
Royal Caribbean Cruises Limited	24,500	2,770,215
Starbucks Corporation	59,641	3,219,421

		5,989,636

Internet & Direct Marketing Retail: 7.58%
Amazon.com Incorporated †	18,555	18,328,258
Ctrip.com International Limited ADR †	49,200	2,938,716

		21,266,974

Media: 2.17%
Charter Communications Incorporated Class A †	15,500	6,074,605

Specialty Retail: 5.57%
The Home Depot Incorporated	67,233	10,058,057
The TJX Companies Incorporated	79,460	5,586,833

		15,644,890

Consumer Staples: 0.99%

Beverages: 0.99%
Monster Beverage Corporation †	52,750	2,782,563

Energy: 1.01%

Oil, Gas & Consumable Fuels: 1.01%
Pioneer Natural Resources Company	17,400	2,837,940

Financials: 6.93%

Capital Markets: 5.45%
Intercontinental Exchange Incorporated	90,325	6,025,581
Raymond James Financial Incorporated	53,750	4,471,463
S&P Global Incorporated	31,263	4,801,684

		15,298,728

Consumer Finance: 1.48%
SLM Corporation †	375,000	4,155,000

Health Care: 15.67%

Biotechnology: 4.70%
Celgene Corporation †	61,950	8,388,650
Gilead Sciences Incorporated	29,700	2,259,873
Regeneron Pharmaceuticals Incorporated †	5,150	2,531,843

		13,180,366

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Capital Growth Fund	Portfolio of investments—July 31, 2017

Security name	Shares	Value

Health Care Equipment & Supplies: 6.72%
Baxter International Incorporated	72,750	$4,399,920
Boston Scientific Corporation †	129,600	3,449,952
Edwards Lifesciences Corporation †	37,950	4,371,081
Hologic Incorporated †	68,850	3,043,859
Intuitive Surgical Incorporated †	3,850	3,612,301

		18,877,113

Health Care Providers & Services: 4.25%
UnitedHealth Group Incorporated	62,200	11,930,582

Industrials: 9.20%

Aerospace & Defense: 1.88%
Northrop Grumman Corporation	20,100	5,288,913

Airlines: 1.09%
Spirit Airlines Incorporated †	79,150	3,074,978

Commercial Services & Supplies: 2.94%
Waste Connections Incorporated	126,830	8,241,413

Electrical Equipment: 1.23%
Rockwell Automation Incorporated	20,900	3,449,127

Professional Services: 2.06%
TransUnion †	126,123	5,780,217

Information Technology: 39.27%

Communications Equipment: 1.01%
Harris Corporation	24,650	2,821,686

Internet Software & Services: 13.15%
Alphabet Incorporated Class A †	19,008	17,972,064
Facebook Incorporated Class A †	59,874	10,133,675
MercadoLibre Incorporated	10,050	2,898,621
Tencent Holdings Limited ADR	147,350	5,912,758

		36,917,118

IT Services: 10.07%
Fidelity National Information Services Incorporated	68,150	6,216,643
PayPal Holdings Incorporated †	77,100	4,514,205
Total System Services Incorporated	96,300	6,111,198
Visa Incorporated Class A	114,733	11,422,817

		28,264,863

Semiconductors & Semiconductor Equipment: 2.03%
Broadcom Limited	23,100	5,697,846

Software: 13.01%
Activision Blizzard Incorporated	59,500	3,675,910
Electronic Arts Incorporated †	30,650	3,578,081

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2017	Wells Fargo Capital Growth Fund	11

Security name		Shares	Value

Software (continued)
Microsoft Corporation		170,150	$12,369,905
Nintendo Company Limited		97,550	4,136,130
Salesforce.com Incorporated †		76,130	6,912,604
ServiceNow Incorporated †		25,580	2,825,311
Ultimate Software Group Incorporated †«		13,350	3,013,229

			36,511,170

Materials: 4.19%

Chemicals: 2.17%
The Sherwin-Williams Company		18,050	6,087,724

Construction Materials: 2.02%
Vulcan Materials Company		45,950	5,657,364

Real Estate: 1.81%

Equity REITs: 1.81%
SBA Communications Corporation †		36,850	5,068,718

Total Common Stocks (Cost $186,843,806)			273,844,848

	Yield
Short-Term Investments: 1.59%

Investment Companies: 1.59%
Securities Lending Cash Investment LLC (l)(r)(u)	1.25%	695,935	696,005
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.89	3,766,873	3,766,873

Total Short-Term Investments (Cost $4,462,878)			4,462,878

Total investments in securities (Cost $191,306,684) *	99.16%	278,307,726
Other assets and liabilities, net	0.84	2,369,998

Total net assets	100.00%	$280,677,724

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $191,683,351 and unrealized gains (losses) consists of:

Gross unrealized gains	$88,204,544
Gross unrealized losses	(1,580,169)

Net unrealized gains	$86,624,375

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Capital Growth Fund	Statement of assets and liabilities—July 31, 2017

Assets
Investments
In unaffiliated securities (including $677,130 of securities loaned), at value (cost $186,843,806)	$273,844,848
In affiliated securities, at value (cost $4,462,878)	4,462,878

Total investments, at value (cost $191,306,684)	278,307,726
Receivable for investments sold	4,063,754
Receivable for Fund shares sold	390,225
Receivable for dividends	10,968
Receivable for securities lending income	971
Prepaid expenses and other assets	75,433

Total assets	282,849,077

Liabilities
Payable for investments purchased	1,122,409
Payable for Fund shares redeemed	167,869
Payable upon receipt of securities loaned	696,000
Management fee payable	118,631
Distribution fee payable	1,846
Administration fees payable	22,571
Accrued expenses and other liabilities	42,027

Total liabilities	2,171,353

Total net assets	$280,677,724

NET ASSETS CONSIST OF
Paid-in capital	$171,028,524
Overdistributed net investment income	(90,944)
Accumulated net realized gains on investments	22,739,102
Net unrealized gains on investments	87,001,042

Total net assets	$280,677,724

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$72,511,209
Shares outstanding – Class A1	4,128,287
Net asset value per share – Class A	$17.56
Maximum offering price per share – Class A2	$18.63
Net assets – Class C	$2,888,007
Shares outstanding – Class C1	185,331
Net asset value per share – Class C	$15.58
Net assets – Class R4	$18,862
Share outstanding – Class R4[1]	974
Net asset value per share – Class R4	$19.37
Net assets – Class R6	$157,462,209
Shares outstanding – Class R6[1]	8,068,037
Net asset value per share – Class R6	$19.52
Net assets – Administrator Class	$23,144,270
Shares outstanding – Administrator Class[1]	1,226,302
Net asset value per share – Administrator Class	$18.87
Net assets – Institutional Class	$24,653,167
Shares outstanding – Institutional Class[1]	1,267,862
Net asset value per share – Institutional Class	$19.44

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended July 31, 2017	Wells Fargo Capital Growth Fund	13

Investment income
Dividends (net of foreign withholding taxes of $16,663)	$2,186,229
Income from affiliated securities	27,873
Securities lending income, net	12,257

Total investment income	2,226,359

Expenses
Management fee	1,846,769
Administration fees
Class A	151,487
Class C	6,669
Class R4	13
Class R6	41,797
Administrator Class	32,110
Institutional Class	31,813
Shareholder servicing fees
Class A	180,342
Class C	7,940
Class R4	16
Administrator Class	61,751
Distribution fee
Class C	23,818
Custody and accounting fees	13,605
Professional fees	50,435
Registration fees	82,575
Shareholder report expenses	32,100
Trustees’ fees and expenses	21,012
Other fees and expenses	7,830

Total expenses	2,592,082
Less: Fee waivers and/or expense reimbursements	(530,404)

Net expenses	2,061,678

Net investment income	164,681

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	31,756,445
Affiliated securities	264

Net realized gains on investments	31,756,709
Net change in unrealized gains (losses) on investments	15,387,708

Net realized and unrealized gains (losses) on investments	47,144,417

Net increase in net assets resulting from operations	$47,309,098

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Capital Growth Fund	Statement of changes in net assets

	Year ended July 31, 2017		Year ended July 31, 2016

Operations
Net investment income		$164,681		$89,510
Net realized gains (losses) on investments		31,756,709		(424,974)
Net change in unrealized gains (losses) on investments		15,387,708		701,484

Net increase in net assets resulting from operations		47,309,098		366,020

Distributions to shareholders from
Net investment income
Class A		(97,914)		0
Class R4		(38)		0
Class R6		(412,002)		0
Administrator Class		(39,091)		0
Institutional Class		(65,942)		0
Net realized gains
Class A		(1,953,165)		(12,289,754)
Class C		(101,375)		(556,329)
Class R4		(384)		(1,876)
Class R6		(3,243,150)		(18,521,143)
Administrator Class		(611,585)		(4,001,022)
Institutional Class		(616,477)		(3,150,712)

Total distributions to shareholders		(7,141,123)		(38,520,836)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	198,409	3,094,087	4,787,904	79,683,106
Class C	32,238	431,568	37,860	527,959
Class R6	877,107	15,875,391	958,376	15,871,334
Administrator Class	166,111	2,827,992	179,863	2,841,546
Institutional Class	929,940	16,102,051	571,120	9,788,878
Investor Class	N/A	N/A	45,169 [1]	724,606 [1]

		38,331,089		109,437,429

Reinvestment of distributions
Class A	137,411	2,007,306	842,773	12,076,915
Class C	6,718	87,332	37,294	480,716
Class R4	26	422	120	1,876
Class R6	225,598	3,655,152	1,172,966	18,521,143
Administrator Class	41,308	647,990	259,809	3,985,470
Institutional Class	41,696	673,156	188,296	2,965,655

		7,071,358		38,031,775

Payment for shares redeemed
Class A	(1,344,184)	(20,771,420)	(1,479,556)	(21,274,728)
Class C	(105,879)	(1,470,006)	(87,529)	(1,218,466)
Class R6	(1,450,824)	(24,773,295)	(1,823,127)	(29,216,949)
Administrator Class	(898,996)	(14,559,948)	(415,047)	(6,710,672)
Institutional Class	(1,125,342)	(19,712,480)	(536,405)	(8,726,371)
Investor Class	N/A	N/A	(4,836,074)[1]	(80,008,660)[1]

		(81,287,149)		(147,155,846)

Net increase (decrease) in net assets resulting from capital share transactions		(35,884,702)		313,358

Total increase (decrease) in net assets		4,283,273		(37,841,458)

Net assets
Beginning of period		276,394,451		314,235,909

End of period		$280,677,724		$276,394,451

Overdistributed net investment income		$(90,944)		$0

[1]	For the period from August 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Capital Growth Fund	15

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2017	2016	2015	2014	2013
Net asset value, beginning of period	$15.12	$17.38	$21.31	$19.87	$16.74
Net investment income (loss)	(0.03)[1]	(0.03)[1]	(0.07)[1]	(0.10)[1]	0.00 [1,2]
Net realized and unrealized gains (losses) on investments	2.90	0.04	2.09	3.79	3.43

Total from investment operations	2.87	0.01	2.02	3.69	3.43
Distributions to shareholders from
Net investment income	(0.02)	0.00	0.00	(0.02)	0.00
Net realized gains	(0.41)	(2.27)	(5.95)	(2.23)	(0.30)

Total distributions to shareholders	(0.43)	(2.27)	(5.95)	(2.25)	(0.30)
Net asset value, end of period	$17.56	$15.12	$17.38	$21.31	$19.87
Total return[3]	19.52%	0.75%	11.00%	19.09%	20.85%
Ratios to average net assets (annualized)
Gross expenses	1.24%	1.24%	1.27%	1.26%	1.26%
Net expenses	1.06%	1.06%	1.11%	1.11%	1.14%
Net investment income (loss)	(0.21)%	(0.18)%	(0.39)%	(0.46)%	0.01%
Supplemental data
Portfolio turnover rate	59%	85%	114%	94%	107%
Net assets, end of period (000s omitted)	$72,511	$77,648	$17,126	$18,561	$16,390

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Capital Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2017	2016	2015	2014	2013
Net asset value, beginning of period	$13.54	$15.92	$20.12	$18.98	$16.12
Net investment loss	(0.13)[1]	(0.13)[1]	(0.20)[1]	(0.24)[1]	(0.13)[1]
Net realized and unrealized gains (losses) on investments	2.58	0.02	1.95	3.61	3.29

Total from investment operations	2.45	(0.11)	1.75	3.37	3.16
Distributions to shareholders from
Net realized gains	(0.41)	(2.27)	(5.95)	(2.23)	(0.30)
Net asset value, end of period	$15.58	$13.54	$15.92	$20.12	$18.98
Total return[2]	18.65%	0.00%	10.15%	18.21%	19.97%
Ratios to average net assets (annualized)
Gross expenses	1.99%	1.99%	2.02%	2.01%	2.01%
Net expenses	1.81%	1.81%	1.86%	1.86%	1.89%
Net investment loss	(0.95)%	(0.98)%	(1.14)%	(1.20)%	(0.73)%
Supplemental data
Portfolio turnover rate	59%	85%	114%	94%	107%
Net assets, end of period (000s omitted)	$2,888	$3,415	$4,212	$4,628	$4,503

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Capital Growth Fund	17

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R4	2017	2016	2015	2014	2013[1]
Net asset value, beginning of period	$16.59	$18.79	$22.52	$20.83	$18.22
Net investment income (loss)	0.01 [2]	0.01 [2]	(0.01)[2]	(0.02)	0.05
Net realized and unrealized gains (losses) on investments	3.22	0.06	2.23	3.99	2.95

Total from investment operations	3.23	0.07	2.22	3.97	3.00
Distributions to shareholders from
Net investment income	(0.04)	0.00	0.00	(0.05)	(0.09)
Net realized gains	(0.41)	(2.27)	(5.95)	(2.23)	(0.30)

Total distributions to shareholders	(0.45)	(2.27)	(5.95)	(2.28)	(0.39)
Net asset value, end of period	$19.37	$16.59	$18.79	$22.52	$20.83
Total return[3]	19.99%	1.03%	11.35%	19.56%	16.86%
Ratios to average net assets (annualized)
Gross expenses	0.95%	0.93%	0.91%	0.91%	0.90%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income (loss)	0.07%	0.08%	(0.04)%	(0.10)%	0.37%
Supplemental data
Portfolio turnover rate	59%	85%	114%	94%	107%
Net assets, end of period (000s omitted)	$19	$16	$16	$14	$12

[1]	For the period from November 30, 2012 (commencement of class operations) to July 31, 2013

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Capital Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R6	2017	2016	2015	2014	2013[1]
Net asset value, beginning of period	$16.70	$18.87	$22.56	$20.85	$18.22
Net investment income	0.04	0.04 [2]	0.02	0.00 [2,3]	0.07
Net realized and unrealized gains (losses) on investments	3.24	0.06	2.24	4.00	2.95

Total from investment operations	3.28	0.10	2.26	4.00	3.02
Distributions to shareholders from
Net investment income	(0.05)	0.00	0.00	(0.06)	(0.09)
Net realized gains	(0.41)	(2.27)	(5.95)	(2.23)	(0.30)

Total distributions to shareholders	(0.46)	(2.27)	(5.95)	(2.29)	(0.39)
Net asset value, end of period	$19.52	$16.70	$18.87	$22.56	$20.85
Total return[4]	20.18%	1.20%	11.54%	19.71%	16.99%
Ratios to average net assets (annualized)
Gross expenses	0.81%	0.81%	0.79%	0.78%	0.79%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	0.23%	0.23%	0.11%	0.01%	0.52%
Supplemental data
Portfolio turnover rate	59%	85%	114%	94%	107%
Net assets, end of period (000s omitted)	$157,462	$140,581	$153,009	$142,754	$58

[1]	For the period from November 30, 2012 (commencement of class operations) to July 31, 2013

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Capital Growth Fund	19

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$16.20	$18.43	$22.22	$20.61	$17.32
Net investment income (loss)	(0.01)[1]	(0.01)[1]	(0.03)[1]	(0.05)[1]	0.04 [1]
Net realized and unrealized gains (losses) on investments	3.12	0.05	2.19	3.93	3.55

Total from investment operations	3.11	0.04	2.16	3.88	3.59
Distributions to shareholders from
Net investment income	(0.03)	0.00	0.00	(0.04)	0.00
Net realized gains	(0.41)	(2.27)	(5.95)	(2.23)	(0.30)

Total distributions to shareholders	(0.44)	(2.27)	(5.95)	(2.27)	(0.30)
Net asset value, end of period	$18.87	$16.20	$18.43	$22.22	$20.61
Total return	19.68%	0.88%	11.22%	19.35%	21.15%
Ratios to average net assets (annualized)
Gross expenses	1.16%	1.16%	1.11%	1.09%	1.09%
Net expenses	0.94%	0.93%	0.90%	0.90%	0.91%
Net investment income (loss)	(0.04)%	(0.09)%	(0.16)%	(0.24)%	0.24%
Supplemental data
Portfolio turnover rate	59%	85%	114%	94%	107%
Net assets, end of period (000s omitted)	$23,144	$31,064	$34,886	$67,830	$63,786

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Capital Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$16.65	$18.84	$22.54	$20.84	$17.56
Net investment income	0.02 [1]	0.03 [1]	0.02 [1]	0.01 [1]	0.09 [1]
Net realized and unrealized gains (losses) on investments	3.22	0.05	2.23	4.00	3.58

Total from investment operations	3.24	0.08	2.25	4.01	3.67
Distributions to shareholders from
Net investment income	(0.04)	0.00	0.00	(0.08)	(0.09)
Net realized gains	(0.41)	(2.27)	(5.95)	(2.23)	(0.30)

Total distributions to shareholders	(0.45)	(2.27)	(5.95)	(2.31)	(0.39)
Net asset value, end of period	$19.44	$16.65	$18.84	$22.54	$20.84
Total return	20.00%	1.09%	11.50%	19.76%	21.42%
Ratios to average net assets (annualized)
Gross expenses	0.91%	0.91%	0.84%	0.82%	0.82%
Net expenses	0.70%	0.68%	0.65%	0.65%	0.67%
Net investment income	0.13%	0.16%	0.09%	0.05%	0.46%
Supplemental data
Portfolio turnover rate	59%	85%	114%	94%	107%
Net assets, end of period (000s omitted)	$24,653	$23,670	$22,578	$49,816	$331,310

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Capital Growth Fund	21

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Capital Growth Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund. Information for Investor Class shares reflected in the financial statements represents activity through October 23, 2015.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”) The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy

22	Wells Fargo Capital Growth Fund	Notes to financial statements

by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to corporate actions. At July 31, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Overdistributed net investment income	Accumulated net realized gains on investments
$359,362	$(359,362)

As of July 31, 2017, the Fund had a qualified late-year ordinary loss of $90,944 which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

Notes to financial statements	Wells Fargo Capital Growth Fund	23

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$51,921,419	$0	$0	$51,921,419
Consumer staples	2,782,563	0	0	2,782,563
Energy	2,837,940	0	0	2,837,940
Financials	19,453,728	0	0	19,453,728
Health care	43,988,061	0	0	43,988,061
Industrials	25,834,648	0	0	25,834,648
Information technology	110,212,683	0	0	110,212,683
Materials	11,745,088	0	0	11,745,088
Telecommunication services	5,068,718	0	0	5,068,718

Short-term investments
Investment companies	3,766,873	0	0	3,766,873
Investments measured at net asset value*				696,005
Total assets	$277,611,721	$0	$0	$278,307,726

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $696,005 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At July 31, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.70% and declining to 0.505% as the average daily net assets of the Fund increase. For the year ended July 31, 2017, the management fee was equivalent to an annual rate of 0.70% of the Fund’s average daily net assets.

24	Wells Fargo Capital Growth Fund	Notes to financial statements

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.30% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.21%
Class R4	0.08
Class R6	0.03
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through November 30, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.11% for Class A shares, 1.86% for Class C shares, 0.75% for Class R4 shares, 0.60% for R6 shares, 0.94% for Administrator Class shares, and 0.70% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

During the year ended July 31, 2017, State Street Bank and Trust Company, the Fund’s custodian, reimbursed the Fund $239 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in dividend income on the Statement of Operations. In addition, Funds Management was also reimbursed $3,471 for waivers/reimbursements it made to the Fund during the period the Fund was erroneously billed.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2017, Funds Distributor received $908 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended July 31, 2017.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Class R4 is charged a fee at an annual rate of 0.10% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell investment securities to other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2017 were $154,531,948 and $202,969,036, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $250,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based

Notes to financial statements	Wells Fargo Capital Growth Fund	25

on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 30, 2016, the revolving credit agreement amount was $200,000,000 and the annual commitment fee was equal to 0.20% of the unused balance which was allocated to each participating fund.

For the year ended July 31, 2017, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2017 and July 31, 2016 were as follows:

	Year ended July 31
	2017	2016
Ordinary income	$614,987	$0
Long-term capital gain	6,526,136	38,520,836

As of July 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred
$3,316,331	$19,799,438	$86,624,375	$(90,944)

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in the Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the amendments to Regulation S-X and its adoption will result in enhanced financial disclosures in the Fund’s financial statements. Management continues to evaluate the reporting requirements for the new form types (compliance date is June 1, 2018) and the implementation of the liquidity risk management program (compliance date is December 1, 2018).

11. SUBSEQUENT DISTRIBUTIONS

On September 25, 2017, the Fund declared distributions from short-term capital gains and long-term capital gains to shareholders of record on September 22, 2017. The per share amounts payable on September 26, 2017 were as follows:

	Short-term capital gains	Long-term capital gains
Class A	$0.22752	$1.35834
Class C	0.22752	1.35834
Class R4	0.22752	1.35834
Class R6	0.22752	1.35834
Administrator Class	0.22752	1.35834
Institutional Class	0.22752	1.35834

These distributions are not reflected in the accompanying financial statements.

26	Wells Fargo Capital Growth Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Capital Growth Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of July 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Capital Growth Fund as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 25, 2017

Other information (unaudited)	Wells Fargo Capital Growth Fund	27

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 46.96% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2017.

Pursuant to Section 852 of the Internal Revenue Code, $6,526,136 was designated as a 20% rate gain distribution for the fiscal year ended July 31, 2017.

Pursuant to Section 854 of the Internal Revenue Code, $333,810 of income dividends paid during the fiscal year ended July 31, 2017 has been designated as qualified dividend income (QDI).

For the fiscal year ended July 31, 2017, $6,396 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28	Wells Fargo Capital Growth Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 145 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Capital Growth Fund	29

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996: Vice Chairman, since 2017	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Advisory Board Members

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Advisory Board Member, since 2017	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors (Blackrock) from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Prior thereto, Vice President, Fidelity Retail Mutual Fund Group from 1996 to 1998 and Risk Management Practice Manager, Fidelity Consulting from 1995 to 1996. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	None
Pamela Wheelock (Born 1959)	Advisory Board Member, since 2017	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	None

30	Wells Fargo Capital Growth Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 76 funds in the Fund Complex and Assistant Treasurer of 69 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

Other information (unaudited)	Wells Fargo Capital Growth Fund	31

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 16-17, 2017 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Capital Growth Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2017, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2017. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2016. In certain cases, the Board also considered more current results for various time periods ended March 31, 2017. The Board

32	Wells Fargo Capital Growth Fund	Other information (unaudited)

considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was in range of the average performance of the Universe for the one-year period ended December 31, 2016, but lower than the average performance of the Universe for the three-, five- and ten-year periods ended December 31, 2016. The Board noted that the performance ranking of the Fund in the Universe had improved from the prior quarter-end for the one- and three-year periods ended March 31, 2017. The Board also noted that the performance of the Fund was lower than its benchmark, the Russell 1000® Growth Index, for all periods under review ended December 31, 2016.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s performance. The Board noted that the Fund experienced a portfolio manager change during the third quarter of 2016.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for all share classes.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Other information (unaudited)	Wells Fargo Capital Growth Fund	33

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements are means of sharing potential economies of scale with shareholders of the Fund. The Board considered Funds Management’s view, which Funds Management indicated was supported by independent third-party industry studies which were summarized for the Board, that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

34	Wells Fargo Capital Growth Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

305351 09-17 A200/AR200 07-17

Annual Report

July 31, 2017

Wells Fargo Disciplined U.S. Core Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Disciplined U.S. Core Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

In bond markets, interest rates rose but remained at historically low levels amid subdued global growth and modest inflation.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Disciplined U.S. Core Fund for the 12-month period that ended July 31, 2017. Many equity markets advanced during this reporting period, supported by modest economic growth despite political uncertainty. U.S. and international stocks returned 16.04% and 19.01%, for the 12-month period, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net)2, respectively. Within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned -1.28% and the Bloomberg Barclays Municipal Bond Index4 returned 0.26% as interest rates rose from low levels.

Globally, stock results moderated in the third quarter of 2016; bond interest rates remained low.

Stock returns tended to moderate during July and August. During much of the past decade, markets worldwide have been supported to varying degrees by accommodative policies from leading central banks, including the U.S. Federal Reserve (Fed), European Central Bank (ECB), Bank of England, and Bank of Japan. Investors have watched for signs that global central banks might shift away from accommodative policies, including low interest rates and bond purchases that tended to make riskier assets such as stocks and high-yield bonds more attractive. In the U.S., early-September comments by Fed officials suggested an interest-rate increase might occur, sending stock and bond prices down. Following the Fed’s September decision to delay a rate increase to later in 2016, stocks surged. In bond markets, interest rates rose but remained at historically low levels amid subdued global growth and modest inflation. It appeared that fixed-income investors concluded that yields had overshot the real risks of the U.K.’s vote to exit the European Union as economic activity strengthened.

During the fourth quarter of 2016, investors awaited election results and central-bank actions.

Entering the fourth quarter, anticipation of an interest-rate increase and the approaching general election tended to increase investor concerns. Following Donald Trump’s election victory, U.S. stocks rallied. Investors appeared optimistic that the new administration would pursue progrowth policies. Favorable economic news supported stocks, and interest rates moved higher. At its mid-December meeting, Fed officials raised the target interest rate by a quarter percentage point to a range from 0.50% to 0.75%. The fourth quarter also saw the implementation of the U.S. Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) for institutional prime and municipal money market funds as well as the possibility of liquidity fees and redemption gates. In the year leading up to money market fund reform implementation, nearly $1 trillion in assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1.00 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe.

Equity and bond markets advanced during the first quarter of 2017 amid improving economic data globally.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. U.S. economic data released

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[5]	The Chicago Board Options Exchange Market Volatility Index (CBOE VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Disciplined U.S. Core Fund	3

during the quarter reflected a healthy economy. Hiring remained strong, and business and consumer sentiment improved. In March, Fed officials raised their target interest rate by a quarter percentage point to a range from 0.75% to 1.00%. With the Fed’s target interest rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by strong demand and constrained new-issue supply. Outside of the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international developed markets because they benefited from both global economic growth and recent weakening in the U.S. dollar. Stocks in Asia, Europe, and Latin America also outperformed the U.S. market during the quarter.

Steady advancement in many markets marked the first seven months of 2017.

During the second quarter, most equity markets in the U.S. and abroad advanced. Steady, albeit modest, economic growth both in the U.S. and abroad and generally favorable corporate earnings announcements after the second quarter supported higher valuations. Within the economy, U.S. inflation trended lower despite the unemployment rate continuing to decline. Ten-year U.S. Treasury yields declined, resulting in stronger prices for long-term bonds. As was widely expected, in June, the Fed raised the target interest rate by a quarter percentage point to a range from 1.00% to 1.25%. In addition, the Fed indicated that it would begin to sell bonds accumulated on its balance sheet during quantitative easing programs conducted since 2008, likely beginning later this year. Early in July, volatility expectations increased and then receded, as measured by the CBOE VIX.5 Although economic momentum increased in Europe, the ECB held its rates steady at low levels because underlying inflation remained subdued. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Disciplined U.S. Core Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Golden Capital Management, LLC

Portfolio managers

Justin Carr, CFA®‡

Greg Golden, CFA®

Average annual total returns (%) as of July 31, 20171

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EVSAX)	2-28-1990	8.54	13.64	6.98	15.12	14.99	7.62	0.87	0.87
Class C (EVSTX)	6-30-1999	13.27	14.12	6.82	14.27	14.12	6.82	1.62	1.62
Class R (EVSHX)	9-30-2015	–	–	–	14.86	14.69	7.33	1.12	1.12
Class R6 (EVSRX)	9-30-2015	–	–	–	15.56	15.48	8.03	0.44	0.43
Administrator Class (EVSYX)	2-21-1995	–	–	–	15.24	15.14	7.81	0.79	0.74
Institutional Class (EVSIX)	7-30-2010	–	–	–	15.51	15.46	8.01	0.54	0.48
S&P 500 Index[4]	–	–	–	–	16.04	14.78	7.74	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Disciplined U.S. Core Fund	5

Growth of $10,000 investment as of July 31, 2017[5]

‡	Mr. Carr became a portfolio manager of the Fund on June 14, 2017.

[1]	Historical performance shown for Class R shares prior to their inception reflects the performance of Administrator Class shares, adjusted to reflect higher expenses applicable to Class R shares. Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would be higher. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns for Institutional Class shares would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Enhanced S&P 500 Fund.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through November 30, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[4]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was not held in the Fund at the end of the reporting period.

6	Wells Fargo Disciplined U.S. Core Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the S&P 500 Index, for the 12-month period that ended July 31, 2017.

∎	Several sector-weighting decisions detracted from the Fund’s relative performance; stock selection in the consumer staples, health care, and information technology (IT) sectors also detracted.

∎	The Fund benefited from strong stock selection within the industrials, financials, and energy sectors.

A profit recovery for U.S. corporations began at the start of the reporting period. While the overall U.S. economy was not in recession up to that point, corporate profits were. The third and fourth quarters of 2016 were the first consecutive quarters of year-over-year profit growth for S&P 500 companies since the fourth quarter of 2014 and the first quarter of 2015. The blended S&P 500 Index earnings-growth rate of 14% for the first quarter of 2017 exceeded the consensus expectation of 9% and was the index’s highest year-over-year earnings-growth rate since the third quarter of 2011. As this commentary was being written, second-quarter 2017 earnings-reporting season was underway; it likely may mark the fourth-consecutive quarter of year-over-year profit growth. During the reporting period, the market rewarded the impressive recovery in profits.

Ten largest holdings (%) as of July 31, 2017[6]
Apple Incorporated	3.59%
Microsoft Corporation	3.19%
Berkshire Hathaway Incorporated Class B	2.34%
Johnson & Johnson	2.29%
Exxon Mobil Corporation	2.04%
Facebook Incorporated Class A	2.03%
Alphabet Incorporated Class C	1.98%
Bank of America Corporation	1.84%
Alphabet Incorporated Class A	1.79%
AT&T Incorporated	1.78%

Weakness in sector-weighting decisions and stock selection in several sectors detracted from Fund performance.

In terms of sector-weighting decisions, the most notable detractors included an underweight to the financials sector and overweights to the real estate, telecommunication services, and health care sectors. Regarding unfavorable stock selection, the Fund was negatively affected by underweights to Visa Incorporated in the IT sector and The Goldman Sachs Group, Incorporated,* in the financials sector. Lack of exposure to Netflix, Incorporated, in the consumer discretionary sector and Broadcom Limited in the IT sector detracted as well. Overweights to the following companies also negatively affected performance:

The Kroger Company in the consumer staples sector and Simon Property Group, Incorporated,* and GGP Incorporated in the real estate sector.

Sector distribution as of July 31, 2017[7]

Overall, strong stock selection boosted the Fund’s relative performance.

Among the Fund’s IT holdings, an overweight to NVIDIA Corporation was the largest contributor to performance. Also, the Fund benefited from overweights to The Boeing Company in the industrials sector; Best Buy Company, Incorporated, in the consumer discretionary sector; and Bank of America Corporation and Regions Financial Corporation in the financials sector.

Our market outlook

After a steady, upward move, U.S. markets were trading at or near all-time highs at the end of the reporting period, propelled by better-than-anticipated corporate earnings.

We maintain a moderately positive outlook on the U.S. economy and believe monetary and fiscal policies likely may have a neutral impact on the markets over the short term. We expect the Trump administration to face continued challenges in implementing its policy agenda; however, we believe progrowth tax cuts and regulatory reform are likely to come to fruition eventually.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Disciplined U.S. Core Fund	7

Although investors have not been preoccupied with valuations in recent months, the S&P 500 Index’s 12-month forward-looking price/earnings ratio remained well above its 10-year average during the reporting period. Elevated valuations could leave the markets susceptible to negative shocks. Higher interest rates and reduced economic stimulus (use of monetary or fiscal policy changes to stimulate economic growth) make it unlikely that investors will be willing to pay even higher multiples for the same earnings; therefore, better-than-expected earnings likely will be required to propel markets higher.

We continue to believe the combination of lofty growth expectations and elevated valuations warrant caution when evaluating the risk/reward trade-off in stock markets. We also believe that a disciplined investment process with a sound basis for growth expectations and the proper perspective on valuation provides the best opportunity for consistent, successful stock investing over the long term.

We strive to deliver for shareholders.

Within the Fund, we strive to add value relative to the benchmark through a full market cycle, independent of overall market direction or movements by style (growth or value) or size (large or small). Our investment process will continue to focus on building a stock portfolio that emphasizes attractive valuations, earnings growth, earnings and sales momentum, earnings quality, and trading momentum. Based on our research and experience, we believe the Fund may provide shareholders with meaningful capital appreciation over time.

Please see footnotes on page 5.

8	Wells Fargo Disciplined U.S. Core Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2017 to July 31, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2017	Ending account value 7-31-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,087.39	$4.38	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.60	$4.24	0.85%
Class C
Actual	$1,000.00	$1,083.57	$8.25	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.88	$7.98	1.60%
Class R
Actual	$1,000.00	$1,086.18	$5.67	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	$5.49	1.10%
Class R6
Actual	$1,000.00	$1,090.02	$2.15	0.42%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.73	$2.08	0.42%
Administrator Class
Actual	$1,000.00	$1,087.89	$3.83	0.74%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.12	$3.71	0.74%
Institutional Class
Actual	$1,000.00	$1,089.53	$2.49	0.48%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.41	$2.41	0.48%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—July 31, 2017	Wells Fargo Disciplined U.S. Core Fund	9

Security name	Shares	Value

Common Stocks: 99.42%

Consumer Discretionary: 11.89%

Automobiles: 1.63%
Ford Motor Company	753,597	$8,455,358
General Motors Company	222,664	8,011,451

		16,466,809

Hotels, Restaurants & Leisure: 1.59%
Carnival Corporation	135,409	9,042,613
Starbucks Corporation	130,856	7,063,607

		16,106,220

Internet & Direct Marketing Retail: 1.78%
Amazon.com Incorporated †	13,431	13,266,873
Nutrisystem Incorporated	36,690	2,045,468
Wayfair Incorporated Class A †«	35,596	2,717,755

		18,030,096

Media: 3.29%
Comcast Corporation Class A	366,493	14,824,642
The Walt Disney Company	100,123	11,006,521
Time Warner Incorporated	39,540	4,049,687
Twenty-First Century Fox Incorporated Class A	120,357	3,502,389

		33,383,239

Multiline Retail: 0.52%
Big Lots Stores Incorporated «	61,265	3,043,033
Macy’s Incorporated	95,020	2,256,725

		5,299,758

Specialty Retail: 3.08%
Best Buy Company Incorporated	139,144	8,117,661
Staples Incorporated	461,471	4,683,931
The Home Depot Incorporated	105,223	15,741,361
The TJX Companies Incorporated	37,685	2,649,632

		31,192,585

Consumer Staples: 8.09%

Beverages: 0.82%
PepsiCo Incorporated	20,246	2,360,886
The Coca-Cola Company	129,070	5,916,569

		8,277,455

Food & Staples Retailing: 3.15%
CVS Health Corporation	129,825	10,376,912
The Kroger Company	233,036	5,714,043
Wal-Mart Stores Incorporated	161,685	12,933,183
Walgreens Boots Alliance Incorporated	35,899	2,895,972

		31,920,110

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Disciplined U.S. Core Fund	Portfolio of investments—July 31, 2017

Security name	Shares	Value

Food Products: 1.82%
Sanderson Farms Incorporated «	59,018	$7,716,604
The Hershey Company	24,940	2,626,431
Tyson Foods Incorporated Class A	126,898	8,040,257

		18,383,292

Household Products: 0.76%
Kimberly-Clark Corporation	25,190	3,102,400
The Procter & Gamble Company	51,110	4,641,810

		7,744,210

Tobacco: 1.54%
Altria Group Incorporated	177,904	11,558,423
Philip Morris International	34,820	4,063,842

		15,622,265

Energy: 5.61%

Energy Equipment & Services: 0.46%
Schlumberger Limited	68,104	4,671,934

Oil, Gas & Consumable Fuels: 5.15%
Cabot Oil & Gas Corporation	91,793	2,282,892
Chevron Corporation	163,713	17,875,822
Exxon Mobil Corporation	257,662	20,623,266
Kinder Morgan Incorporated	103,555	2,115,629
ONEOK Incorporated	43,772	2,476,182
The Williams Companies Incorporated	70,817	2,250,564
Valero Energy Corporation	65,427	4,512,500

		52,136,855

Financials: 14.78%

Banks: 5.64%
Bank of America Corporation	773,107	18,647,341
Citigroup Incorporated	241,104	16,503,569
Citizens Financial Group Incorporated	58,626	2,056,600
JPMorgan Chase & Company	186,443	17,115,467
Regions Financial Corporation	192,973	2,817,406

		57,140,383

Capital Markets: 1.71%
Bank of New York Mellon Corporation	42,510	2,254,305
BGC Partners Incorporated	156,373	1,971,864
Eaton Vance Corporation	88,140	4,326,793
Lazard Limited Class A	70,001	3,269,747
Morgan Stanley	6,715	314,934
Northern Trust Corporation	20,624	1,804,806
State Street Corporation	36,262	3,380,706

		17,323,155

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2017	Wells Fargo Disciplined U.S. Core Fund	11

Security name	Shares	Value

Consumer Finance: 1.03%
Discover Financial Services	33,030	$2,012,848
Synchrony Financial	277,985	8,428,505

		10,441,353

Diversified Financial Services: 2.34%
Berkshire Hathaway Incorporated Class B †	135,518	23,711,584

Insurance: 4.06%
AFLAC Incorporated	98,742	7,874,675
Assured Guaranty Limited	170,862	7,690,499
Everest Reinsurance Group Limited	18,029	4,730,629
MetLife Incorporated	179,164	9,854,020
Prudential Financial Incorporated	78,098	8,843,037
The Allstate Corporation	23,859	2,171,169

		41,164,029

Health Care: 15.31%

Biotechnology: 2.42%
AbbVie Incorporated	80,263	5,611,186
Amgen Incorporated	67,971	11,861,619
Gilead Sciences Incorporated	91,753	6,981,486

		24,454,291

Health Care Equipment & Supplies: 2.41%
Abbott Laboratories	188,238	9,257,545
Baxter International Incorporated	123,799	7,487,364
Medtronic plc	91,383	7,673,431

		24,418,340

Health Care Providers & Services: 4.03%
Anthem Incorporated	11,558	2,152,215
Cardinal Health Incorporated	76,421	5,904,286
Express Scripts Holding Company †	43,960	2,753,654
Humana Incorporated	24,967	5,772,370
McKesson Corporation	41,677	6,746,256
UnitedHealth Group Incorporated	79,033	15,159,320
WellCare Health Plans Incorporated †	13,327	2,358,746

		40,846,847

Life Sciences Tools & Services: 0.52%
PRA Health Sciences Incorporated †	71,079	5,288,278

Pharmaceuticals: 5.93%
Bristol-Myers Squibb Company	113,740	6,471,806
Eli Lilly & Company	40,781	3,370,957
Johnson & Johnson	174,725	23,189,502
Merck & Company Incorporated	208,570	13,323,452
Pfizer Incorporated	414,617	13,748,700

		60,104,417

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Disciplined U.S. Core Fund	Portfolio of investments—July 31, 2017

Security name	Shares	Value

Industrials: 9.76%

Aerospace & Defense: 2.01%
L-3 Technologies Incorporated	14,695	$2,571,184
The Boeing Company	62,108	15,058,706
United Technologies Corporation	22,955	2,721,774

		20,351,664

Air Freight & Logistics: 0.95%
FedEx Corporation	9,237	1,921,573
United Parcel Service Incorporated Class B	70,202	7,742,579

		9,664,152

Airlines: 1.67%
Delta Air Lines Incorporated	139,473	6,884,387
Hawaiian Holdings Incorporated †	113,873	4,714,342
United Continental Holdings Incorporated †	78,556	5,316,670

		16,915,399

Commercial Services & Supplies: 0.71%
Waste Management Incorporated	95,356	7,166,003

Construction & Engineering: 0.46%
MasTec Incorporated †	44,277	2,045,597
Quanta Services Incorporated †	76,847	2,592,049

		4,637,646

Electrical Equipment: 1.05%
Eaton Corporation plc	70,285	5,499,801
Emerson Electric Company	50,435	3,006,430
Rockwell Automation Incorporated	12,697	2,095,386

		10,601,617

Industrial Conglomerates: 1.49%
3M Company	23,887	4,805,348
General Electric Company	317,344	8,127,180
Honeywell International Incorporated	15,641	2,129,053

		15,061,581

Machinery: 1.04%
Cummins Incorporated	31,720	5,325,788
Illinois Tool Works Incorporated	23,609	3,322,022
Ingersoll-Rand plc	21,797	1,915,520

		10,563,330

Professional Services: 0.19%
Manpower Incorporated	18,087	1,938,022

Trading Companies & Distributors: 0.19%
Applied Industrial Technologies Incorporated	34,856	1,969,364

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2017	Wells Fargo Disciplined U.S. Core Fund	13

Security name	Shares	Value

Information Technology: 23.33%

Communications Equipment: 1.62%
ARRIS International plc †	73,181	$2,046,141
Cisco Systems Incorporated	457,241	14,380,229

		16,426,370

Electronic Equipment, Instruments & Components: 0.34%
Corning Incorporated	117,226	3,415,966

Internet Software & Services: 5.80%
Alphabet Incorporated Class A †	19,160	18,115,780
Alphabet Incorporated Class C †	21,589	20,088,565
Facebook Incorporated Class A †	121,431	20,552,197

		58,756,542

IT Services: 3.27%
Accenture plc Class A	67,076	8,640,730
International Business Machines Corporation	61,003	8,825,304
NeuStar Incorporated Class A †	90,142	3,010,743
The Western Union Company	212,771	4,202,227
Total System Services Incorporated	98,671	6,261,662
Visa Incorporated Class A	21,919	2,182,256

		33,122,922

Semiconductors & Semiconductor Equipment: 3.57%
Applied Materials Incorporated	129,426	5,734,866
Intel Corporation	350,078	12,417,267
Micron Technology Incorporated †	286,428	8,054,355
NVIDIA Corporation	36,801	5,980,531
Texas Instruments Incorporated	49,353	4,016,347

		36,203,366

Software: 4.39%
Microsoft Corporation	444,836	32,339,577
Oracle Corporation	242,125	12,089,301

		44,428,878

Technology Hardware, Storage & Peripherals: 4.34%
Apple Incorporated	244,378	36,346,340
HP Incorporated	400,955	7,658,241

		44,004,581

Materials: 3.67%

Chemicals: 1.79%
Huntsman Corporation	75,054	1,997,937
LyondellBasell Industries NV Class A	82,474	7,430,083
The Dow Chemical Company	135,935	8,732,464

		18,160,484

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Disciplined U.S. Core Fund	Portfolio of investments—July 31, 2017

Security name		Shares	Value

Containers & Packaging: 0.49%
Avery Dennison Corporation		53,804	$5,000,006

Metals & Mining: 0.78%
Newmont Mining Corporation		212,674	7,905,093

Paper & Forest Products: 0.61%
Louisiana-Pacific Corporation †		244,741	6,145,447

Real Estate: 2.79%

Equity REITs: 2.79%
American Tower Corporation		69,164	9,429,128
Equinix Incorporated		20,341	9,168,299
GGP Incorporated		295,926	6,690,887
Prologis Incorporated		48,775	2,966,008

			28,254,322

Telecommunication Services: 2.00%

Diversified Telecommunication Services: 2.00%
AT&T Incorporated		462,663	18,043,857
Verizon Communications Incorporated		46,452	2,248,277

			20,292,134

Utilities: 2.19%

Electric Utilities: 1.79%
American Electric Power Company Incorporated		53,428	3,768,811
Exelon Corporation		238,482	9,143,400
PG&E Corporation		77,767	5,264,048

			18,176,259

Multi-Utilities: 0.40%
DTE Energy Company		37,439	4,008,218

Total Common Stocks (Cost $761,897,278)			1,007,296,871

	Yield
Short-Term Investments: 1.78%

Investment Companies: 1.78%
Securities Lending Cash Investment LLC (l)(r)(u)	1.25%	13,021,998	13,023,300
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.89	5,020,581	5,020,581

Total Short-Term Investments (Cost $18,043,881)			18,043,881

Total investments in securities (Cost $779,941,159) *	101.20%	1,025,340,752
Other assets and liabilities, net	(1.20)	(12,158,580)

Total net assets	100.00%	$1,013,182,172

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2017	Wells Fargo Disciplined U.S. Core Fund	15

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $784,065,347 and unrealized gains (losses) consists of:

Gross unrealized gains	$255,331,708
Gross unrealized losses	(14,056,303)

Net unrealized gains	$241,275,405

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Disciplined U.S. Core Fund	Statement of assets and liabilities—July 31, 2017

Assets
Investments
In unaffiliated securities (including $12,754,026 of securities loaned), at value (cost $761,897,278)	$1,007,296,871
In affiliated securities, at value (cost $18,043,881)	18,043,881

Total investments, at value (cost $779,941,159)	1,025,340,752
Receivable for Fund shares sold	1,118,094
Receivable for dividends	927,504
Receivable for securities lending income	1,642
Prepaid expenses and other assets	144,404

Total assets	1,027,532,396

Liabilities
Payable for Fund shares redeemed	702,264
Payable upon receipt of securities loaned	13,022,950
Management fee payable	286,221
Distribution fees payable	33,161
Administration fees payable	142,445
Accrued expenses and other liabilities	163,183

Total liabilities	14,350,224

Total net assets	$1,013,182,172

NET ASSETS CONSIST OF
Paid-in capital	$716,029,814
Undistributed net investment income	13,265,795
Accumulated net realized gains on investments	38,486,970
Net unrealized gains on investments	245,399,593

Total net assets	$1,013,182,172

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$467,490,810
Shares outstanding – Class A1	28,682,855
Net asset value per share – Class A	$16.30
Maximum offering price per share – Class A2	$17.29
Net assets – Class C	$54,053,789
Shares outstanding – Class C1	3,593,665
Net asset value per share – Class C	$15.04
Net assets – Class R	$2,001,291
Shares outstanding – Class R1	121,245
Net asset value per share – Class R	$16.51
Net assets – Class R6	$41,769,659
Shares outstanding – Class R6[1]	2,499,515
Net asset value per share – Class R6	$16.71
Net assets – Administrator Class	$94,293,669
Shares outstanding – Administrator Class[1]	5,641,707
Net asset value per share – Administrator Class	$16.71
Net assets – Institutional Class	$353,572,954
Shares outstanding – Institutional Class[1]	21,369,802
Net asset value per share – Institutional Class	$16.55

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended July 31, 2017	Wells Fargo Disciplined U.S. Core Fund	17

Investment income
Dividends	$20,074,616
Income from affiliated securities	53,758
Securities lending income, net	7,851

Total investment income	20,136,225

Expenses
Management fee	3,089,418
Administration fees
Class A	902,789
Class C	109,259
Class R	2,221
Class R6	8,025
Administrator Class	126,676
Institutional Class	358,226
Shareholder servicing fees
Class A	1,074,748
Class C	130,070
Class R	2,644
Administrator Class	243,220
Distribution fees
Class C	390,210
Class R	2,644
Custody and accounting fees	45,519
Professional fees	53,516
Registration fees	139,247
Shareholder report expenses	66,156
Trustees’ fees and expenses	21,493
Other fees and expenses	24,450

Total expenses	6,790,531
Less: Fee waivers and/or expense reimbursements	(137,479)

Net expenses	6,653,052

Net investment income	13,483,173

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	40,249,528
Net change in unrealized gains (losses) on investments	73,326,880

Net realized and unrealized gains (losses) on investments	113,576,408

Net increase in net assets resulting from operations	$127,059,581

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Disciplined U.S. Core Fund	Statement of changes in net assets

	Year ended July 31, 2017		Year ended July 31, 2016

Operations
Net investment income		$13,483,173			$9,531,603
Net realized gains on investments		40,249,528			10,319,714
Net change in unrealized gains (losses) on investments		73,326,880			22,567,499

Net increase in net assets resulting from operations		127,059,581			42,418,816

Distributions to shareholders from
Net investment income
Class A		(4,241,326)			(4,528,287)
Class C		(349,824)			(257,661)
Class R		(11,093)			(495)[1]
Class R6		(347,445)			(1,177)[1]
Administrator Class		(881,706)			(1,187,160)
Institutional Class		(3,455,983)			(1,510,103)
Net realized gains
Class A		(5,786,410)			(31,556,159)
Class C		(762,481)			(2,500,322)
Class R		(10,965)			(2,461)[1]
Class R6		(335,630)			(5,847)[1]
Administrator Class		(1,132,641)			(6,952,701)
Institutional Class		(3,458,102)			(8,572,495)

Total distributions to shareholders		(20,773,606)			(57,074,868)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	7,395,158	112,884,775	9,125,390		126,350,368
Class C	944,833	13,103,182	2,429,480		31,365,592
Class R	123,340	1,889,259	13,383	[1]	196,826 [1]
Class R6	2,649,029	41,071,466	289,003	[1]	4,094,576 [1]
Administrator Class	2,626,510	40,190,122	5,692,270		79,570,117
Institutional Class	17,067,003	262,837,225	8,264,426		115,262,034

		471,976,029			356,839,513

Reinvestment of distributions
Class A	632,192	9,490,471	2,569,607		34,920,049
Class C	67,906	944,467	155,194		1,959,119
Class R	1,447	22,058	212	[1]	2,956 [1]
Class R6	44,450	683,075	504	[1]	7,024 [1]
Administrator Class	122,191	1,880,016	553,449		7,715,022
Institutional Class	358,107	5,452,012	369,132		5,097,050

		18,472,099			49,701,220

Payment for shares redeemed
Class A	(7,798,736)	(119,001,666)	(4,670,412)		(64,993,916)
Class C	(897,430)	(12,701,056)	(532,257)		(7,048,689)
Class R	(17,137)	(260,936)	0	[1]	0 [1]
Class R6	(464,804)	(7,429,067)	(18,667)[1]		(273,006)[1]
Administrator Class	(4,970,876)	(75,703,203)	(2,402,412)		(34,276,688)
Institutional Class	(7,177,876)	(112,590,745)	(4,530,382)		(66,406,281)

		(327,686,673)			(172,998,580)

Net increase in net assets resulting from capital share transactions		162,761,455			233,542,153

Total increase in net assets		269,047,430			218,886,101

Net assets
Beginning of period		744,134,742			525,248,641

End of period		$1,013,182,172			$744,134,742

Undistributed net investment income		$13,265,795			$9,238,630

[1]	For the period from September 30, 2015 (commencement of class operations) to July 31, 2016

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Disciplined U.S. Core Fund	19

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2017	2016	2015	2014	2013
Net asset value, beginning of period	$14.50	$15.45	$16.29	$16.27	$14.65
Net investment income	0.22	0.21	0.21	0.19	0.24
Net realized and unrealized gains (losses) on investments	1.94	0.47	1.60	2.35	3.25

Total from investment operations	2.16	0.68	1.81	2.54	3.49
Distributions to shareholders from
Net investment income	(0.15)	(0.19)	(0.16)	(0.24)	(0.24)
Net realized gains	(0.21)	(1.44)	(2.49)	(2.28)	(1.63)

Total distributions to shareholders	(0.36)	(1.63)	(2.65)	(2.52)	(1.87)
Net asset value, end of period	$16.30	$14.50	$15.45	$16.29	$16.27
Total return[1]	15.12%	5.22%	12.01%	17.00%	26.62%
Ratios to average net assets (annualized)
Gross expenses	0.85%	0.87%	0.89%	0.93%	0.94%
Net expenses	0.85%	0.87%	0.89%	0.92%	0.92%
Net investment income	1.45%	1.60%	1.43%	1.27%	1.66%
Supplemental data
Portfolio turnover rate	60%	52%	53%	71%	64%
Net assets, end of period (000s omitted)	$467,491	$412,629	$331,123	$305,577	$285,780

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Disciplined U.S. Core Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2017	2016	2015	2014	2013
Net asset value, beginning of period	$13.45	$14.50	$15.47	$15.58	$14.10
Net investment income	0.10	0.14	0.13	0.08	0.12
Net realized and unrealized gains (losses) on investments	1.79	0.38	1.48	2.23	3.12

Total from investment operations	1.89	0.52	1.61	2.31	3.24
Distributions to shareholders from
Net investment income	(0.09)	(0.13)	(0.09)	(0.14)	(0.13)
Net realized gains	(0.21)	(1.44)	(2.49)	(2.28)	(1.63)

Total distributions to shareholders	(0.30)	(1.57)	(2.58)	(2.42)	(1.76)
Net asset value, end of period	$15.04	$13.45	$14.50	$15.47	$15.58
Total return[1]	14.27%	4.43%	11.18%	16.10%	25.65%
Ratios to average net assets (annualized)
Gross expenses	1.60%	1.62%	1.64%	1.68%	1.69%
Net expenses	1.60%	1.62%	1.64%	1.67%	1.67%
Net investment income	0.69%	0.82%	0.66%	0.51%	0.92%
Supplemental data
Portfolio turnover rate	60%	52%	53%	71%	64%
Net assets, end of period (000s omitted)	$54,054	$46,801	$20,680	$10,913	$9,544

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Disciplined U.S. Core Fund	21

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R	2017	2016[1]
Net asset value, beginning of period	$14.77	$14.62
Net investment income	0.17 [2]	0.13 [2]
Net realized and unrealized gains (losses) on investments	1.99	1.72

Total from investment operations	2.16	1.85
Distributions to shareholders from
Net investment income	(0.21)	(0.26)
Net realized gains	(0.21)	(1.44)

Total distributions to shareholders	(0.42)	(1.70)
Net asset value, end of period	$16.51	$14.77
Total return[3]	14.86%	13.56%
Ratios to average net assets (annualized)
Gross expenses	1.10%	1.12%
Net expenses	1.10%	1.12%
Net investment income	1.10%	1.12%
Supplemental data
Portfolio turnover rate	60%	52%
Net assets, end of period (000s omitted)	$2,001	$201

[1]	For the period from September 30, 2015 (commencement of class operations) to July 31, 2016

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Disciplined U.S. Core Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R6	2017	2016[1]
Net asset value, beginning of period	$14.86	$14.62
Net investment income	0.28 [2]	0.22 [2]
Net realized and unrealized gains (losses) on investments	1.99	1.72

Total from investment operations	2.27	1.94
Distributions to shareholders from
Net investment income	(0.21)	(0.26)
Net realized gains	(0.21)	(1.44)

Total distributions to shareholders	(0.42)	(1.70)
Net asset value, end of period	$16.71	$14.86
Total return[3]	15.56%	14.24%
Ratios to average net assets (annualized)
Gross expenses	0.42%	0.44%
Net expenses	0.42%	0.43%
Net investment income	1.77%	1.88%
Supplemental data
Portfolio turnover rate	60%	52%
Net assets, end of period (000s omitted)	$41,770	$4,024

[1]	For the period from September 30, 2015 (commencement of class operations) to July 31, 2016

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Disciplined U.S. Core Fund	23

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$14.85	$15.80	$16.60	$16.47	$14.79
Net investment income	0.25 [1]	0.24 [1]	0.25 [1]	0.25 [1]	0.28 [1]
Net realized and unrealized gains (losses) on investments	1.98	0.48	1.63	2.35	3.27

Total from investment operations	2.23	0.72	1.88	2.60	3.55
Distributions to shareholders from
Net investment income	(0.16)	(0.23)	(0.19)	(0.19)	(0.24)
Net realized gains	(0.21)	(1.44)	(2.49)	(2.28)	(1.63)

Total distributions to shareholders	(0.37)	(1.67)	(2.68)	(2.47)	(1.87)
Net asset value, end of period	$16.71	$14.85	$15.80	$16.60	$16.47
Total return	15.24%	5.36%	12.20%	17.12%	26.82%
Ratios to average net assets (annualized)
Gross expenses	0.77%	0.78%	0.74%	0.76%	0.78%
Net expenses	0.74%	0.74%	0.73%	0.74%	0.74%
Net investment income	1.60%	1.71%	1.58%	1.56%	1.87%
Supplemental data
Portfolio turnover rate	60%	52%	53%	71%	64%
Net assets, end of period (000s omitted)	$94,294	$116,807	$63,544	$50,498	$127,384

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Disciplined U.S. Core Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$14.72	$15.66	$16.47	$16.43	$14.78
Net investment income	0.27 [1]	0.28 [1]	0.30	0.26 [1]	0.35
Net realized and unrealized gains (losses) on investments	1.98	0.47	1.61	2.37	3.23

Total from investment operations	2.25	0.75	1.91	2.63	3.58
Distributions to shareholders from
Net investment income	(0.21)	(0.25)	(0.23)	(0.31)	(0.30)
Net realized gains	(0.21)	(1.44)	(2.49)	(2.28)	(1.63)

Total distributions to shareholders	(0.42)	(1.69)	(2.72)	(2.59)	(1.93)
Net asset value, end of period	$16.55	$14.72	$15.66	$16.47	$16.43
Total return	15.51%	5.64%	12.55%	17.48%	27.16%
Ratios to average net assets (annualized)
Gross expenses	0.52%	0.54%	0.47%	0.50%	0.51%
Net expenses	0.48%	0.48%	0.47%	0.48%	0.48%
Net investment income	1.76%	1.96%	1.86%	1.63%	2.08%
Supplemental data
Portfolio turnover rate	60%	52%	53%	71%	64%
Net assets, end of period (000s omitted)	$353,573	$163,674	$109,901	$91,144	$1,875

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Disciplined U.S. Core Fund	25

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Disciplined U.S. Core Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

26	Wells Fargo Disciplined U.S. Core Fund	Notes to financial statements

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At July 31, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized gains on investments
$(168,631)	$168,631

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy

Notes to financial statements	Wells Fargo Disciplined U.S. Core Fund	27

based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$120,478,707	$0	$0	$120,478,707
Consumer staples	81,947,332	0	0	81,947,332
Energy	56,808,789	0	0	56,808,789
Financials	149,780,504	0	0	149,780,504
Health care	155,112,173	0	0	155,112,173
Industrials	98,868,778	0	0	98,868,778
Information technology	236,358,625	0	0	236,358,625
Materials	37,211,030	0	0	37,211,030
Real estate	28,254,322	0	0	28,254,322
Telecommunications	20,292,134	0	0	20,292,134
Utilities	22,184,477	0	0	22,184,477

Short-term investments
Investment companies	5,020,581	0	0	5,020,581
Investments measured at net asset value*				13,023,300
Total assets	$1,012,317,452	$0	$0	$1,025,340,752

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $13,023,300 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At July 31, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.35% and declining to 0.28% as the average daily net assets of the Fund increase. For the year ended July 31, 2017, the management fee was equivalent to an annual rate of 0.35% of the Fund’s average daily net assets.

28	Wells Fargo Disciplined U.S. Core Fund	Notes to financial statements

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Golden Capital Management, LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.25% and declining to 0.15% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C, Class R	0.21%
Class R6	0.03
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through November 30, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.87% for Class A shares, 1.62% for Class C shares, 1.12% for Class R shares, 0.43% for Class R6 shares, 0.74% for Administrator Class shares, and 0.48% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

During the year ended July 31, 2017, State Street Bank and Trust Company, the Fund’s custodian, reimbursed the Fund $25,961 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in dividend income on the Statement of Operations. In addition, Funds Management was also reimbursed $7,719 for waivers/reimbursements it made to the Fund during the period the Fund was erroneously billed.

Distribution fees

The Trust has adopted a distribution plan for Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2017, Funds Distributor received $62,747 from the sale of Class A shares and $524 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended July 31, 2017.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell investment securities to other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2017 were $682,759,499 and $517,645,198, respectively.

Notes to financial statements	Wells Fargo Disciplined U.S. Core Fund	29

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $250,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 30, 2016, the revolving credit agreement amount was $200,000,000 and the annual commitment fee was equal to 0.20% of the unused balance which was allocated to each participating fund.

For the year ended July 31, 2017, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2017 and July 31, 2016 were as follows:

	Year ended July 31
	2017	2016
Ordinary income	$9,287,377	$14,963,940
Long-term capital gain	11,486,229	42,110,928

As of July 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$27,351,459	$28,572,795	$241,275,405

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in the Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the amendments to Regulation S-X and its adoption will result in enhanced financial disclosures in the Fund’s financial statements. Management continues to evaluate the reporting requirements for the new form types (compliance date is June 1, 2018) and the implementation of the liquidity risk management program (compliance date is December 1, 2018).

30	Wells Fargo Disciplined U.S. Core Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Disciplined U.S. Core Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of July 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Disciplined U.S. Core Fund as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 25, 2017

Other information (unaudited)	Wells Fargo Disciplined U.S. Core Fund	31

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July, 31, 2017.

Pursuant to Section 852 of the Internal Revenue Code, $11,486,229 was designated as a 20% rate gain distribution for the fiscal year ended July, 31, 2017.

Pursuant to Section 854 of the Internal Revenue Code, $9,287,216 of income dividends paid during the fiscal year ended July, 31, 2017 has been designated as qualified dividend income (QDI).

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

SPECIAL MEETING OF SHAREHOLDERS

On May 26, 2017, a Special Meeting of Shareholders for the Fund was held to consider the following proposal. The results of the proposal are indicated below.

Proposal – To consider and act upon a new investment sub-advisory agreement with Golden Capital Management, LLC:

Shares Voted “For”	22,172,899
Shares Voted “Against”	763,286
Shares Voted “Abstain”	8,049,524

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32	Wells Fargo Disciplined U.S. Core Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 145 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Disciplined U.S. Core Fund	33

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996: Vice Chairman, since 2017	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Advisory Board Members

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Advisory Board Member, since 2017	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors (Blackrock) from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Prior thereto, Vice President, Fidelity Retail Mutual Fund Group from 1996 to 1998 and Risk Management Practice Manager, Fidelity Consulting from 1995 to 1996. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	None
Pamela Wheelock (Born 1959)	Advisory Board Member, since 2017	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	None

34	Wells Fargo Disciplined U.S. Core Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 76 funds in the Fund Complex and Assistant Treasurer of 69 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling
1-800-222-8222 or by visiting the website at wellsfargofunds.com.

Other information (unaudited)	Wells Fargo Disciplined U.S. Core Fund	35

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 16-17, 2017 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Disciplined U.S. Core Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Golden Capital Management, LLC (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2017, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2017. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board noted that the Board approved a new Sub-Advisory Agreement with the Sub-Adviser (the “New Sub-Advisory Agreement”) for the Fund at a previous Board meeting held on February 28-March 1, 2017 due to an impending transaction that will result in a “change of control” (as defined in the 1940 Act) of the Sub-Adviser that is expected to occur on or about July 1, 2017. The Board further noted that the current Sub-Advisory Agreement with the Sub-Adviser (the “Current Sub-Advisory Agreement”) for the Fund will only continue in effect until the Golden Transaction occurs, at which time the Current Sub-Advisory Agreement will automatically terminate and the New Sub-Advisory Agreement will become effective.

36	Wells Fargo Disciplined U.S. Core Fund	Other information (unaudited)

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2016. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than the average performance of the Universe for all the periods under review. The Board also noted that the performance of the Fund was higher than or in range of its benchmark, the S&P 500 Index, for all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or equal to the median net operating expense ratios of the expense Groups for all share classes.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also

Other information (unaudited)	Wells Fargo Disciplined U.S. Core Fund	37

received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements are means of sharing potential economies of scale with shareholders of the Fund. The Board considered Funds Management’s view, which Funds Management indicated was supported by independent third-party industry studies which were summarized for the Board, that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

38	Wells Fargo Disciplined U.S. Core Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals:
1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

305352 09-17 A203/AR203 07-17

Annual Report

July 31, 2017

Wells Fargo Endeavor Select Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Endeavor Select Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

In bond markets, interest rates rose but remained at historically low levels amid subdued global growth and modest inflation.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Endeavor Select Fund for the 12-month period that ended July 31, 2017. Many equity markets advanced during this reporting period, supported by modest economic growth despite political uncertainty. U.S. and international stocks returned 16.04% and 19.01%, for the 12-month period, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net)2, respectively. Within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned -1.28% and the Bloomberg Barclays Municipal Bond Index4 returned 0.26% as interest rates rose from low levels.

Globally, stock results moderated in the third quarter of 2016; bond interest rates remained low.

Stock returns tended to moderate during July and August. During much of the past decade, markets worldwide have been supported to varying degrees by accommodative policies from leading central banks, including the U.S. Federal Reserve (Fed), European Central Bank (ECB), Bank of England, and Bank of Japan. Investors have watched for signs that global central banks might shift away from accommodative policies, including low interest rates and bond purchases that tended to make riskier assets such as stocks and high-yield bonds more attractive. In the U.S., early-September comments by Fed officials suggested an interest-rate increase might occur, sending stock and bond prices down. Following the Fed’s September decision to delay a rate increase to later in 2016, stocks surged. In bond markets, interest rates rose but remained at historically low levels amid subdued global growth and modest inflation. It appeared that fixed-income investors concluded that yields had overshot the real risks of the U.K.’s vote to exit the European Union as economic activity strengthened.

During the fourth quarter of 2016, investors awaited election results and central-bank actions.

Entering the fourth quarter, anticipation of an interest-rate increase and the approaching general election tended to increase investor concerns. Following Donald Trump’s election victory, U.S. stocks rallied. Investors appeared optimistic that the new administration would pursue progrowth policies. Favorable economic news supported stocks, and interest rates moved higher. At its mid-December meeting, Fed officials raised the target interest rate by a quarter percentage point to a range from 0.50% to 0.75%. The fourth quarter also saw the implementation of the U.S. Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) for institutional prime and municipal money market funds as well as the possibility of liquidity fees and redemption gates. In the year leading up to money market fund reform implementation, nearly $1 trillion in assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1.00 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe.

Equity and bond markets advanced during the first quarter of 2017 amid improving economic data globally.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. U.S. economic data released

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[5]	The Chicago Board Options Exchange Market Volatility Index (CBOE VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Endeavor Select Fund	3

during the quarter reflected a healthy economy. Hiring remained strong, and business and consumer sentiment improved. In March, Fed officials raised their target interest rate by a quarter percentage point to a range from 0.75% to 1.00%. With the Fed’s target interest rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by strong demand and constrained new-issue supply. Outside of the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international developed markets because they benefited from both global economic growth and recent weakening in the U.S. dollar. Stocks in Asia, Europe, and Latin America also outperformed the U.S. market during the quarter.

Steady advancement in many markets marked the first seven months of 2017.

During the second quarter, most equity markets in the U.S. and abroad advanced. Steady, albeit modest, economic growth both in the U.S. and abroad and generally favorable corporate earnings announcements after the second quarter supported higher valuations. Within the economy, U.S. inflation trended lower despite the unemployment rate continuing to decline. Ten-year U.S. Treasury yields declined, resulting in stronger prices for long-term bonds. As was widely expected, in June, the Fed raised the target interest rate by a quarter percentage point to a range from 1.00% to 1.25%. In addition, the Fed indicated that it would begin to sell bonds accumulated on its balance sheet during quantitative easing programs conducted since 2008, likely beginning later this year. Early in July, volatility expectations increased and then receded, as measured by the CBOE VIX.5 Although economic momentum increased in Europe, the ECB held its rates steady at low levels because underlying inflation remained subdued. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Endeavor Select Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michael T. Smith, CFA®

Christopher J. Warner, CFA®

Average annual total returns (%) as of July 31, 2017

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (STAEX)	12-29-2000	12.48	12.33	6.12	19.39	13.67	6.75	1.28	1.20
Class C (WECCX)	12-29-2000	17.46	12.83	5.96	18.46	12.83	5.96	2.03	1.95
Administrator Class (WECDX)	4-8-2005	–	–	–	19.71	13.97	7.02	1.20	1.00
Institutional Class (WFCIX)	4-8-2005	–	–	–	19.87	14.16	7.21	0.95	0.80
Russell 1000® Growth Index[3]	–	–	–	–	18.05	15.60	9.36	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk, focused portfolio risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Endeavor Select Fund	5

Growth of $10,000 investment as of July 31, 2017[4]

[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]	The manager has contractually committed through November 30, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[3]	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[4]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[5]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[6]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Endeavor Select Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the Russell 1000® Growth Index, for the 12-month period that ended July 31, 2017.

∎	Stock selection in the information technology (IT) sector contributed to performance.

∎	Stock selection within the industrials and consumer discretionary sectors detracted from performance.

The Russell 1000® Growth Index advanced 18.05% in the 12-month period that ended July 31, 2017. Within the index, industrial sector and consumer cyclical stocks outperformed stocks in other sectors following the November 2016 presidential election due to investor optimism regarding progrowth initiatives and a potential tax overhaul. The election also led many investors to sell bond holdings, which drove the yield on 10-year Treasuries higher; it also triggered a rally in bank shares while causing many investors to sell higher-yielding stock holdings. However, the cyclical rally and higher yields on 10-year Treasuries proved short-lived; in early 2017, shares in higher-growth sectors, such as health care and IT, took over market leadership through the end of the reporting period.

Ten largest holdings (%) as of July 31, 2017[5]
Amazon.com Incorporated	6.70
Alphabet Incorporated Class A	5.23
Visa Incorporated Class A	4.94
UnitedHealth Group Incorporated	4.93
Microsoft Corporation	4.29
The Home Depot Incorporated	4.12
Facebook Incorporated Class A	3.50
Waste Connections Incorporated	3.42
Celgene Corporation	3.24
Salesforce.com Incorporated	2.91

The Fund’s IT holdings contributed to relative performance.

Within the IT sector, stock selection in the internet and software industries contributed to returns. Tencent Holdings Limited, a Chinese provider of a popular messaging app and mobile games, continued to post high sales growth as the company monetized its large user base by selling more advertising. The shares followed positive sales and earnings revisions higher throughout the period. Software-related holdings also contributed to performance within the IT sector. Electronic Arts Incorporated added to results after reporting a significant and growing percentage of revenue from digital sales, which carry a more favorable margin profile than hard-copy game units. The higher-margin sales helped drive sales and earnings that exceeded the consensus expectations, leading the company’s stock to appreciate sharply over the reporting period. The Fund’s position in PayPal Holdings, Incorporated, contributed notably as well within the IT sector. PayPal experienced strong growth in active accounts and mobile-transaction volumes across global geographies, and its shares appreciated after the company reported results that exceeded analysts’ expectations and increased its guidance.

Sector distribution as of July 31, 2017[6]

Stock selection in the industrials and consumer discretionary sectors detracted from results.

Among the Fund’s industrials holdings, Spirit Airlines, Incorporated, detracted from Fund performance. Our thesis for holding a position in Spirit—an airline that serves customers by offering low base fares—was predicated on our expectation that the company would add capacity in markets it did not already serve. We also thought that Spirit could raise prices due to the pricing umbrella that resulted from industry consolidation and network rationalization. The airline successfully raised ticket prices and improved the amount of revenue generated per passenger; however, the industry’s pricing backdrop recently became more competitive. We remained committed to Spirit as of the end of the reporting period but will continue to closely monitor the company’s fundamentals.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Endeavor Select Fund	7

Within the Fund’s consumer discretionary holdings, The TJX Companies, Incorporated, was a notable detractor. The operator of off-price retailers TJ Maxx, Marshalls, and HomeGoods was not immune to a weak retail environment. TJX Companies reported sales results that fell below analysts’ expectations due to disappointing results for same-store sales. The company also lowered its future guidance. We viewed the weakness as partly due to transitory events, such as delayed tax refunds and inclement weather. Therefore, we maintained a position in TJX at the end of the reporting period given the company’s leadership position in off-price retail, a category which may continue to take market share from traditional full-price retail.

While we are cautious in terms of macroeconomic conditions, we remain confident in the Fund’s positioning.

Looking toward the remainder of 2017, the market backdrop in our view remains mostly constructive, but we have a modestly higher level of caution. For the time being, inflation expectations have overcome deflationary fears. Credit markets have been calm, and capital has tended to flow freely at a low cost. Domestic industries such as housing, travel and leisure, e-commerce, and digital advertising have maintained relatively strong positions, offsetting weakness in areas such as automobiles and mall-based retailers. We believe economic indicators likely may point to an elongated business cycle marked by steady, if unspectacular, earnings growth and modestly higher interest rates. The U.S. economy appears poised to continue expanding but at a more sluggish rate than many would like to see.

Scarcity remains a key theme and, despite our increased caution, may help drive continued positive returns. In this tepid macro environment, there are fewer companies capable of producing strong organic growth. As the business cycle matures, the market tends to look past companies whose growth may have been engineered or may have been helped by a short-lived market trend toward favoring assets likely to benefit from rising growth and inflation. Therefore, it seems rational to us that companies with truly innovative products and secular growth opportunities—companies that can grow in spite of cyclical conditions—likely could command a scarcity premium.

Please see footnotes on page 5.

8	Wells Fargo Endeavor Select Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2017 to July 31, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2017	Ending account value 7-31-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,168.38	$6.45	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.84	$6.01	1.20%
Class C
Actual	$1,000.00	$1,164.38	$10.46	1.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.12	$9.74	1.95%
Administrator Class
Actual	$1,000.00	$1,170.32	$5.38	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.84	$5.01	1.00%
Institutional Class
Actual	$1,000.00	$1,170.59	$4.31	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.83	$4.01	0.80%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—July 31, 2017	Wells Fargo Endeavor Select Fund	9

Security name	Shares	Value

Common Stocks: 96.60%

Consumer Discretionary: 18.09%

Hotels, Restaurants & Leisure: 1.16%
Starbucks Corporation	35,200	$1,900,096

Internet & Direct Marketing Retail: 8.30%
Amazon.com Incorporated †	11,153	11,016,711
Ctrip.com International Limited ADR †	44,300	2,646,039

		13,662,750

Media: 2.19%
Charter Communications Incorporated Class A †	9,200	3,605,572

Specialty Retail: 6.44%
The Home Depot Incorporated	45,283	6,774,337
The TJX Companies Incorporated	54,417	3,826,059

		10,600,396

Financials: 7.59%

Capital Markets: 6.12%
Intercontinental Exchange Incorporated	64,415	4,297,125
Raymond James Financial Incorporated	31,700	2,637,123
S&P Global Incorporated	20,378	3,129,857

		10,064,105

Consumer Finance: 1.47%
SLM Corporation †	219,300	2,429,844

Health Care: 15.47%

Biotechnology: 4.03%
Celgene Corporation †	39,379	5,332,310
Gilead Sciences Incorporated	17,000	1,293,530

		6,625,840

Health Care Equipment & Supplies: 6.51%
Baxter International Incorporated	40,300	2,437,344
Boston Scientific Corporation †	106,500	2,835,030
Edwards Lifesciences Corporation †	24,700	2,844,946
Hologic Incorporated †	58,500	2,586,285

		10,703,605

Health Care Providers & Services: 4.93%
UnitedHealth Group Incorporated	42,300	8,113,563

Industrials: 8.97%

Aerospace & Defense: 1.87%
Northrop Grumman Corporation	11,700	3,078,621

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Endeavor Select Fund	Portfolio of investments—July 31, 2017

Security name	Shares	Value

Airlines: 1.11%
Spirit Airlines Incorporated †	46,900	$1,822,065

Commercial Services & Supplies: 3.42%
Waste Connections Incorporated	86,660	5,631,167

Professional Services: 2.57%
TransUnion †	92,192	4,225,159

Information Technology: 39.78%

Communications Equipment: 1.50%
Harris Corporation	21,600	2,472,552

Internet Software & Services: 12.82%
Alphabet Incorporated Class A †	9,099	8,603,105
Alphabet Incorporated Class C †	2,450	2,279,725
Facebook Incorporated Class A †	34,049	5,762,793
Tencent Holdings Limited ADR	110,700	4,442,092

		21,087,715

IT Services: 12.43%
Fidelity National Information Services Incorporated	49,200	4,488,024
PayPal Holdings Incorporated †	57,800	3,384,190
Total System Services Incorporated	70,300	4,461,238
Visa Incorporated Class A	81,558	8,119,914

		20,453,366

Semiconductors & Semiconductor Equipment: 2.23%
Broadcom Limited	14,900	3,675,234

Software: 10.80%
Activision Blizzard Incorporated	48,400	2,990,152
Electronic Arts Incorporated †	25,100	2,930,174
Microsoft Corporation	97,100	7,059,170
Salesforce.com Incorporated †	52,700	4,785,160

		17,764,656

Materials: 5.05%

Chemicals: 2.59%
The Sherwin-Williams Company	12,600	4,249,602

Construction Materials: 2.46%
Vulcan Materials Company	32,900	4,050,648

Real Estate: 1.65%

Equity REITs: 1.65%
SBA Communications Corporation †	19,700	2,709,735

Total Common Stocks (Cost $107,604,117)		158,926,291

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2017	Wells Fargo Endeavor Select Fund	11

Security name	Yield	Shares	Value

Short-Term Investments: 2.73%

Investment Companies: 2.73%
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.89%	4,487,680	$4,487,680

Total Short-Term Investments (Cost $4,487,680)			4,487,680

Total investments in securities (Cost $112,091,797) *	99.33%	163,413,971
Other assets and liabilities, net	0.67	1,108,012

Total net assets	100.00%	$164,521,983

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $112,525,218 and unrealized gains (losses) consists of:

Gross unrealized gains	$52,489,429
Gross unrealized losses	(1,600,676)

Net unrealized gains	$50,888,753

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Endeavor Select Fund	Statement of assets and liabilities—July 31, 2017

Assets
Investments
In unaffiliated securities, at value (cost $107,604,117)	$158,926,291
In affiliated securities, at value (cost $4,487,680)	4,487,680

Total investments, at value (cost $112,091,797)	163,413,971
Receivable for investments sold	1,331,195
Receivable for Fund shares sold	36,591
Receivable for dividends	4,642
Receivable for securities lending income	939
Prepaid expenses and other assets	118,181

Total assets	164,905,519

Liabilities
Payable for investments purchased	100,758
Payable for Fund shares redeemed	96,240
Management fee payable	86,654
Distribution fees payable	2,326
Administration fees payable	19,367
Shareholder report expenses payable	58,672
Accrued expenses and other liabilities	19,519

Total liabilities	383,536

Total net assets	$164,521,983

NET ASSETS CONSIST OF
Paid-in capital	$90,543,368
Undistributed net investment income	159,330
Accumulated net realized gains on investments	22,497,111
Net unrealized gains on investments	51,322,174

Total net assets	$164,521,983

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$12,952,747
Shares outstanding – Class A1	1,425,016
Net asset value per share – Class A	$9.09
Maximum offering price per share – Class A2	$9.64
Net assets – Class C	$3,675,837
Shares outstanding – Class C1	540,554
Net asset value per share – Class C	$6.80
Net assets – Administrator Class	$3,694,765
Shares outstanding – Administrator Class[1]	384,238
Net asset value per share – Administrator Class	$9.62
Net assets – Institutional Class	$144,198,634
Shares outstanding – Institutional Class[1]	14,485,787
Net asset value per share – Institutional Class	$9.95

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended July 31, 2017	Wells Fargo Endeavor Select Fund	13

Investment income
Dividends (net of foreign withholding taxes of $28,864)	$1,444,421
Income from affiliated securities	8,529
Securities lending income, net	1,705

Total investment income	1,454,655

Expenses
Management fee	1,198,172
Administration fees
Class A	30,787
Class B	5	[1]
Class C	8,361
Administrator Class	5,256
Institutional Class	193,024
Shareholder servicing fees
Class A	36,652
Class B	6	[1]
Class C	9,953
Administrator Class	10,108
Distribution fees
Class B	18	[1]
Class C	29,859
Custody and accounting fees	13,912
Professional fees	45,394
Registration fees	2,070
Shareholder report expenses	2,307
Trustees’ fees and expenses	21,296
Other fees and expenses	12,402

Total expenses	1,619,582
Less: Fee waivers and/or expense reimbursements	(137,704)

Net expenses	1,481,878

Net investment loss	(27,223)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	31,650,789
Net change in unrealized gains (losses) on investments	(1,943,395)

Net realized and unrealized gains (losses) on investments	29,707,394

Net increase in net assets resulting from operations	$29,680,171

[1]	For the period from August 1, 2016 to September 9, 2016. Class B shares of the Fund were no longer offered to shareholders effective September 10, 2016.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Endeavor Select Fund	Statement of changes in net assets

	Year ended July 31, 2017		Year ended July 31, 2016

Operations
Net investment loss		$(27,223)		$(51,395)
Net realized gains on investments		31,650,789		23,772,212
Net change in unrealized gains (losses) on investments		(1,943,395)		(28,678,764)

Net increase (decrease) in net assets resulting from operations		29,680,171		(4,957,947)

Distributions to shareholders from
Net investment income
Institutional Class		(104,471)		0
Net realized gains
Class A		(2,338,187)		(8,268,795)
Class B		0 [1]		(16,431)
Class C		(802,158)		(2,442,837)
Administrator Class		(612,919)		(2,258,097)
Institutional Class		(20,446,180)		(70,034,159)

Total distributions to shareholders		(24,303,915)		(83,020,319)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	223,513	1,869,031	272,747	2,727,507
Class C	16,419	100,249	32,097	275,581
Administrator Class	43,507	395,396	48,161	477,125
Institutional Class	926,362	8,245,314	3,567,469	43,696,914

		10,609,990		47,177,127

Reinvestment of distributions
Class A	285,522	2,141,414	899,011	7,758,473
Class B	0 [1]	0 [1]	2,395	16,431
Class C	141,389	797,434	348,974	2,393,965
Administrator Class	74,930	594,196	241,051	2,176,690
Institutional Class	2,494,029	20,451,160	7,234,603	67,137,120

		23,984,204		79,482,679

Payment for shares redeemed
Class A	(1,149,400)	(9,511,750)	(1,012,779)	(9,431,420)
Class B	(3,203)[1]	(22,604)[1]	(7,902)	(76,962)
Class C	(301,126)	(1,863,589)	(276,572)	(2,145,911)
Administrator Class	(294,386)	(2,594,416)	(2,756,526)	(35,152,614)
Institutional Class	(5,816,960)	(53,011,376)	(9,332,927)	(98,111,368)

		(67,003,735)		(144,918,275)

Net decrease in net assets resulting from capital share transactions		(32,409,541)		(18,258,469)

Total decrease in net assets		(27,033,285)		(106,236,735)

Net assets
Beginning of period		191,555,268		297,792,003

End of period		$164,521,983		$191,555,268

Undistributed net investment income		$159,330		$0

[1]	For the period from August 1, 2016 to September 9, 2016. Class B shares of the Fund were no longer offered to shareholders effective September 10, 2016.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Endeavor Select Fund	15

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2017	2016	2015	2014	2013
Net asset value, beginning of period	$8.96	$13.74	$14.13	$12.52	$10.45
Net investment income (loss)	(0.03)[1]	(0.04)[1]	(0.08)[1]	(0.09)[1]	0.00 [1,2]
Net realized and unrealized gains (losses) on investments	1.49	(0.14)	1.65	2.37	2.07

Total from investment operations	1.46	(0.18)	1.57	2.28	2.07
Distributions to shareholders from
Net realized gains	(1.33)	(4.60)	(1.96)	(0.67)	0.00
Net asset value, end of period	$9.09	$8.96	$13.74	$14.13	$12.52
Total return[3]	19.39%	(0.07)%	12.14%	18.40%	19.81%
Ratios to average net assets (annualized)
Gross expenses	1.22%	1.28%	1.24%	1.25%	1.26%
Net expenses	1.20%	1.20%	1.23%	1.24%	1.25%
Net investment income (loss)	(0.33)%	(0.36)%	(0.55)%	(0.66)%	0.03%
Supplemental data
Portfolio turnover rate	59%	79%	126%	100%	97%
Net assets, end of period (000s omitted)	$12,953	$18,498	$26,197	$41,708	$44,041

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Endeavor Select Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2017	2016	2015	2014	2013
Net asset value, beginning of period	$7.09	$11.93	$12.61	$11.32	$9.51
Net investment loss	(0.07)[1]	(0.09)[1]	(0.16)[1]	(0.17)[1]	(0.07)[1]
Net realized and unrealized gains (losses) on investments	1.11	(0.15)	1.44	2.13	1.88

Total from investment operations	1.04	(0.24)	1.28	1.96	1.81
Distributions to shareholders from
Net realized gains	(1.33)	(4.60)	(1.96)	(0.67)	0.00
Net asset value, end of period	$6.80	$7.09	$11.93	$12.61	$11.32
Total return[2]	18.46%	(0.76)%	11.21%	17.60%	18.93%
Ratios to average net assets (annualized)
Gross expenses	1.97%	2.03%	1.99%	2.00%	2.01%
Net expenses	1.95%	1.95%	1.99%	1.99%	2.00%
Net investment loss	(1.08)%	(1.11)%	(1.32)%	(1.41)%	(0.72)%
Supplemental data
Portfolio turnover rate	59%	79%	126%	100%	97%
Net assets, end of period (000s omitted)	$3,676	$4,845	$6,914	$6,747	$6,320

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Endeavor Select Fund	17

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$9.38	$14.13	$14.45	$12.78	$10.63
Net investment income (loss)	(0.01)[1]	0.01 [1]	(0.05)[1]	(0.06)[1]	0.03 [1]
Net realized and unrealized gains (losses) on investments	1.58	(0.16)	1.69	2.42	2.12

Total from investment operations	1.57	(0.15)	1.64	2.36	2.15
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.02)	0.00
Net realized gains	(1.33)	(4.60)	(1.96)	(0.67)	0.00

Total distributions to shareholders	(1.33)	(4.60)	(1.96)	(0.69)	0.00
Net asset value, end of period	$9.62	$9.38	$14.13	$14.45	$12.78
Total return	19.71%	0.16%	12.38%	18.77%	20.13%
Ratios to average net assets (annualized)
Gross expenses	1.14%	1.14%	1.05%	1.06%	1.08%
Net expenses	1.00%	1.00%	0.99%	1.00%	1.00%
Net investment income (loss)	(0.12)%	0.06%	(0.32)%	(0.42)%	0.23%
Supplemental data
Portfolio turnover rate	59%	79%	126%	100%	97%
Net assets, end of period (000s omitted)	$3,695	$5,254	$42,776	$48,560	$68,611

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Endeavor Select Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2017		2016	2015	2014	2013
Net asset value, beginning of period	$9.65		$14.39	$14.65	$12.95	$10.75
Net investment income (loss)	0.00	[1],2	0.00 [1,2]	(0.01)[1]	(0.03)[1]	0.06 [1]
Net realized and unrealized gains (losses) on investments	1.64		(0.14)	1.71	2.45	2.14

Total from investment operations	1.64		(0.14)	1.70	2.42	2.20
Distributions to shareholders from
Net investment income	(0.01)		0.00	0.00	(0.05)	0.00
Net realized gains	(1.33)		(4.60)	(1.96)	(0.67)	0.00

Total distributions to shareholders	(1.34)		(4.60)	(1.96)	(0.72)	0.00
Net asset value, end of period	$9.95		$9.65	$14.39	$14.65	$12.95
Total return	19.87%		0.27%	12.63%	18.98%	20.37%
Ratios to average net assets (annualized)
Gross expenses	0.89%		0.95%	0.81%	0.82%	0.83%
Net expenses	0.80%		0.80%	0.80%	0.80%	0.80%
Net investment income (loss)	0.05%		0.04%	(0.09)%	(0.22)%	0.50%
Supplemental data
Portfolio turnover rate	59%		79%	126%	100%	97%
Net assets, end of period (000s omitted)	$144,199		$162,935	$221,801	$618,502	$508,685

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Endeavor Select Fund	19

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Endeavor Select Fund (the “Fund”) which is a diversified series of the Trust.

Effective September 10, 2016, Class B shares of the Fund are no longer offered. Information for Class B shares reflected in the financial statements represents activity through September 9, 2016.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or

20	Wells Fargo Endeavor Select Fund	Notes to financial statements

may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. In addition, the Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to corporate actions and equalization payments. At July 31, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment income	Accumulated net realized gains on investments
$1,090,000	$291,024	$(1,381,024)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

Notes to financial statements	Wells Fargo Endeavor Select Fund	21

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$29,768,814	$0	$0	$29,768,814
Financials	12,493,949	0	0	12,493,949
Health care	25,443,008	0	0	25,443,008
Industrials	14,757,012	0	0	14,757,012
Information technology	65,453,523	0	0	65,453,523
Materials	8,300,250	0	0	8,300,250
Real estate	2,709,735	0	0	2,709,735

Short-term investments
Investment companies	4,487,680	0	0	4,487,680
Total assets	$163,413,971	$0	$0	$163,413,971

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At July 31, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.70% and declining to 0.505% as the average daily net assets of the Fund increase. For the year ended July 31, 2017, the management fee was equivalent to an annual rate of 0.70% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.30% and declining to 0.20% as the average daily net assets of the Fund increase.

22	Wells Fargo Endeavor Select Fund	Notes to financial statements

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class B, Class C	0.21%
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through November 30, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.20% for Class A shares, 1.95% for Class C shares, 1.00% for Administrator Class shares, and 0.80% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

During the year ended July 31, 2017, State Street Bank and Trust Company, the Fund’s custodian, reimbursed the Fund $159 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in dividend income on the Statement of Operations. In addition, Funds Management was also reimbursed $3,042 for waivers/reimbursements it made to the Fund during the period the Fund was erroneously billed.

Distribution fees

The Trust has adopted a distribution plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended July 31, 2017, Funds Distributor received $2,257 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A, Class B, and Class C shares for the year ended July 31, 2017.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell investment securities to other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2017 were $100,575,181 and $163,590,903, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $250,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 30, 2016, the revolving credit agreement amount was $200,000,000 and the annual commitment fee was equal to 0.20% of the unused balance which was allocated to each participating fund.

Notes to financial statements	Wells Fargo Endeavor Select Fund	23

For the year ended July 31, 2017, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2017 and July 31, 2016 were as follows:

	Year ended July 31
	2017	2016
Ordinary income	$104,471	$7,366,840
Long-term capital gain	24,199,444	75,653,479

As of July 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$2,393,518	$20,696,344	$50,888,753

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in the Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the amendments to Regulation S-X and its adoption will result in enhanced financial disclosures in the Fund’s financial statements. Management continues to evaluate the reporting requirements for the new form types (compliance date is June 1, 2018) and the implementation of the liquidity risk management program (compliance date is December 1, 2018).

24	Wells Fargo Endeavor Select Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Endeavor Select Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of July 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Endeavor Select Fund as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 25, 2017

Other information (unaudited)	Wells Fargo Endeavor Select Fund	25

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 50.83% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2017.

Pursuant to Section 852 of the Internal Revenue Code, $25,289,444 was designated as a 20% rate gain distribution for the fiscal year ended July 31, 2017. Long-term capital gains in the amount of $1,090,000 were distributed in connection with Fund share redemptions.

Pursuant to Section 854 of the Internal Revenue Code, $60,647 of income dividends paid during the fiscal year ended July 31, 2017 has been designated as qualified dividend income (QDI).

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26	Wells Fargo Endeavor Select Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 145 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Endeavor Select Fund	27

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996: Vice Chairman, since 2017	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Advisory Board Members

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Advisory Board Member, since 2017	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors (Blackrock) from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Prior thereto, Vice President, Fidelity Retail Mutual Fund Group from 1996 to 1998 and Risk Management Practice Manager, Fidelity Consulting from 1995 to 1996. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	None
Pamela Wheelock (Born 1959)	Advisory Board Member, since 2017	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	None

28	Wells Fargo Endeavor Select Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 76 funds in the Fund Complex and Assistant Treasurer of 69 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

Other information (unaudited)	Wells Fargo Endeavor Select Fund	29

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 16-17, 2017 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Endeavor Select Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2017, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2017. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2016. In certain cases, the Board also considered more current results for various time periods ended March 31, 2017. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc.

30	Wells Fargo Endeavor Select Fund	Other information (unaudited)

(“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was lower than the average performance of the Universe for all periods under review ended December 31, 2016, but the Board noted that the performance ranking of the Fund in the Universe had improved from the prior quarter-end for the one- and three-year periods ended March 31, 2017. The Board also noted that the performance of the Fund was lower than its benchmark, the Russell 1000® Growth Index, for all periods under review ended December 31, 2016.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s performance. The Board noted that the Fund experienced a portfolio manager change during the third quarter of 2016.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or equal to the median net operating expense ratios of the expense Groups for all share classes.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Other information (unaudited)	Wells Fargo Endeavor Select Fund	31

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements are means of sharing potential economies of scale with shareholders of the Fund. The Board considered Funds Management’s view, which Funds Management indicated was supported by independent third-party industry studies which were summarized for the Board, that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

32	Wells Fargo Endeavor Select Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals:
1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

305353 09-17 A205/AR205 07-17

Annual Report

July 31, 2017

Wells Fargo Growth Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Growth Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

In bond markets, interest rates rose but remained at historically low levels amid subdued global growth and modest inflation.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Growth Fund for the 12-month period that ended July 31, 2017. Many equity markets advanced during this reporting period, supported by modest economic growth despite political uncertainty. U.S. and international stocks returned 16.04% and 19.01%, for the 12-month period, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net)2, respectively. Within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned -1.28% and the Bloomberg Barclays Municipal Bond Index4 returned 0.26% as interest rates rose from low levels.

Globally, stock results moderated in the third quarter of 2016; bond interest rates remained low.

Stock returns tended to moderate during July and August. During much of the past decade, markets worldwide have been supported to varying degrees by accommodative policies from leading central banks, including the U.S. Federal Reserve (Fed), European Central Bank (ECB), Bank of England, and Bank of Japan. Investors have watched for signs that global central banks might shift away from accommodative policies, including low interest rates and bond purchases that tended to make riskier assets such as stocks and high-yield bonds more attractive. In the U.S., early-September comments by Fed officials suggested an interest-rate increase might occur, sending stock and bond prices down. Following the Fed’s September decision to delay a rate increase to later in 2016, stocks surged. In bond markets, interest rates rose but remained at historically low levels amid subdued global growth and modest inflation. It appeared that fixed-income investors concluded that yields had overshot the real risks of the U.K.’s vote to exit the European Union as economic activity strengthened.

During the fourth quarter of 2016, investors awaited election results and central-bank actions.

Entering the fourth quarter, anticipation of an interest-rate increase and the approaching general election tended to increase investor concerns. Following Donald Trump’s election victory, U.S. stocks rallied. Investors appeared optimistic that the new administration would pursue progrowth policies. Favorable economic news supported stocks, and interest rates moved higher. At its mid-December meeting, Fed officials raised the target interest rate by a quarter percentage point to a range from 0.50% to 0.75%. The fourth quarter also saw the implementation of the U.S. Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) for institutional prime and municipal money market funds as well as the possibility of liquidity fees and redemption gates. In the year leading up to money market fund reform implementation, nearly $1 trillion in assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1.00 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe.

Equity and bond markets advanced during the first quarter of 2017 amid improving economic data globally.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. U.S. economic data released

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[5]	The Chicago Board Options Exchange Market Volatility Index (CBOE VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Growth Fund	3

during the quarter reflected a healthy economy. Hiring remained strong, and business and consumer sentiment improved. In March, Fed officials raised their target interest rate by a quarter percentage point to a range from 0.75% to 1.00%. With the Fed’s target interest rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by strong demand and constrained new-issue supply. Outside of the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international developed markets because they benefited from both global economic growth and recent weakening in the U.S. dollar. Stocks in Asia, Europe, and Latin America also outperformed the U.S. market during the quarter.

Steady advancement in many markets marked the first seven months of 2017.

During the second quarter, most equity markets in the U.S. and abroad advanced. Steady, albeit modest, economic growth both in the U.S. and abroad and generally favorable corporate earnings announcements after the second quarter supported higher valuations. Within the economy, U.S. inflation trended lower despite the unemployment rate continuing to decline. Ten-year U.S. Treasury yields declined, resulting in stronger prices for long-term bonds. As was widely expected, in June, the Fed raised the target interest rate by a quarter percentage point to a range from 1.00% to 1.25%. In addition, the Fed indicated that it would begin to sell bonds accumulated on its balance sheet during quantitative easing programs conducted since 2008, likely beginning later this year. Early in July, volatility expectations increased and then receded, as measured by the CBOE VIX.5 Although economic momentum increased in Europe, the ECB held its rates steady at low levels because underlying inflation remained subdued. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

For further information about your Fund, contact your investment professional, visit our website at

wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Growth Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Joseph M. Eberhardy, CFA®, CPA

Thomas C. Ognar, CFA®

Bruce C. Olson, CFA®

Average annual total returns (%) as of July 31, 20171

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SGRAX)	2-24-2000	9.28	11.07	9.42	15.95	12.39	10.07	1.15	1.15
Class C (WGFCX)	12-26-2002	14.05	11.55	9.25	15.05	11.55	9.25	1.90	1.90
Class R6 (SGRHX)	9-30-2015	–	–	–	16.49	12.89	10.57	0.72	0.70
Administrator Class (SGRKX)	8-30-2002	–	–	–	16.20	12.63	10.35	1.07	0.96
Institutional Class (SGRNX)	2-24-2000	–	–	–	16.44	12.87	10.56	0.82	0.75
Russell 3000® Growth Index[4]	–	–	–	–	18.02	15.52	9.29	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Growth Fund	5

Growth of $10,000 investment as of July 31, 2017[5]

[1]	Effective June 20, 2008, Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Historical performance shown for Class A shares through June 20, 2008, includes Advisor Class expenses. Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through November 30, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 1.16% for Class A, 1.91% for Class C, 0.70% for Class R6, 0.96% for Administrator Class, and 0.75% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[4]	The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 3000® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was not held in the Fund at the end of the reporting period.

6	Wells Fargo Growth Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Russell 3000® Growth Index, for the 12-month period that ended July 31, 2017.

∎	Stock selection within the consumer discretionary and information technology (IT) sectors detracted from the Fund’s performance for the period.

∎	The Fund’s performance benefited from an underweight to stocks in the consumer staples sector and strong stock selection in the health care sector.

Challenges the Fund faced in the first five months of the period faded in 2017, and performance rebounded.

During the last five months of 2016 historically low interest rates drove investors to continue to seek alternative sources of income via dividend-paying stocks. As a result, stocks paying dividend yields greater than 2% contributed disproportionately to the total return of the Russell 3000® Growth Index during the last five months of 2016; also, the market environment often was influenced by investor sentiment rather than by fundamentals during these months. The six-week period following the U.S. presidential election in November 2016 further challenged the Fund as investors—anticipating infrastructure spending under the new administration—rotated out of IT and health care stocks in favor of more cyclical companies. All of these dynamics combined drove the majority of the Fund’s underperformance through the end of 2016; navigating through these events was difficult given our emphasis on adding value through bottom-up selection of faster-growing stocks. However, the Fund’s performance improved dramatically in 2017 as investors shifted their focus away from dividends and back to fundamentals. From January 2017 through the end of the reporting period, the markets were driven by faster-growing IT and health care stocks with strong fundamentals. Also, investors cheered earnings growth, which had largely stagnated in recent years. Strong employment figures, slow-but-steady U.S. economic growth, and economic improvement in Europe further contributed to the positive sentiment that buoyed the market during the first seven months of 2017.

Ten largest holdings (%) as of July 31, 2017[6]
Facebook Incorporated Class A	6.71
Alphabet Incorporated Class A	6.11
Amazon.com Incorporated	5.42
Visa Incorporated Class A	3.25
Microchip Technology Incorporated	3.18
Apple Incorporated	2.65
MasterCard Incorporated Class A	2.53
Market Axess Holdings Incorporated	2.49
Microsoft Corporation	2.35
Veeva Systems Incorporated Class A	2.29

Stock selection in the consumer discretionary and IT sectors detracted from performance.

Stocks in the consumer discretionary sector struggled for most of the period. Changing consumer-spending patterns and the onslaught of e-commerce have disrupted the traditional retail model. As a result, store traffic and year-over-year sales generally were disappointing for companies such as Dollar Tree, Incorporated; Tractor Supply Company*; and Five Below, Incorporated.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Growth Fund	7

Sector distribution as of July 31, 2017[7]

Within the IT sector, the single-largest detractor from performance for the reporting period was the Fund’s underweight to Apple Incorporated. While we appreciate the value of the Apple ecosystem, we continued to maintain an underweight to the stock as we do not understand what could drive future growth for the company beyond a widely telegraphed, potential supercycle (a period following the upcoming launch of the iPhone 8 that some analysts believe may be marked by significant acceleration in iPhone sales, triggered by a major fundamental change to the phones). Performance also was negatively affected by Splunk Incorporated, a provider of operational intelligence that enables clients to gather valuable machine data with the purpose of improving efficiencies. Although Splunk had been growing revenue by more than 25% annually, its stock declined after reported weakness in Europe and slowing growth in revenue from new licenses.

The Fund benefited from an underweight to stocks in the consumer staples sector and from holdings within the health care sector.

The consumer staples sector contains many of the higher-dividend-yielding stocks within the index. The sector underperformed during the last five months of 2016, especially postelection as investors pursued more cyclical opportunities; the sector also lagged in 2017 through the end of the reporting period as faster-growing stocks regained favor with investors. Due to our focus on faster-growing companies, the Fund generally remains underweight stocks in this slower-growing sector.

The health care sector, which struggled in recent periods in response to negative rhetoric during political campaigns, experienced a recovery during the reporting period. As a result, Veeva Systems Incorporated, Vertex Pharmaceuticals Incorporated, and Incyte Corporation were among Fund holdings that contributed to performance.

We continue to focus on consistently implementing our process.

Over the course of the 12-month period, we made modest adjustments to the Fund to potentially capitalize on opportunities and position for the future. Using our bottom-up research process, we added companies in the IT sector that met our criteria for robust, sustainable growth that appears underappreciated by the market. We funded these purchases primarily with the proceeds from sales of holdings in the consumer staples and consumer discretionary sectors. We remain committed to our process of identifying stocks with robust, sustainable growth that is underappreciated by the market.

Please see footnotes on page 5.

8	Wells Fargo Growth Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2017 to July 31, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2017	Ending account value 7-31-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,146.18	$6.17	1.16%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.04	$5.81	1.16%
Class C
Actual	$1,000.00	$1,141.85	$10.14	1.91%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.32	$9.54	1.91%
Class R6
Actual	$1,000.00	$1,148.95	$3.73	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51	0.70%
Administrator Class
Actual	$1,000.00	$1,147.58	$5.11	0.96%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.03	$4.81	0.96%
Institutional Class
Actual	$1,000.00	$1,148.61	$4.00	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76	0.75%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—July 31, 2017	Wells Fargo Growth Fund	9

Security name	Shares	Value

Common Stocks: 99.19%

Consumer Discretionary: 12.74%

Diversified Consumer Services: 0.36%
Bright Horizons Family Solutions Incorporated †	111,000	$8,770,110
Grand Canyon Education Incorporated †	99,300	7,305,501

		16,075,611

Hotels, Restaurants & Leisure: 0.87%
Starbucks Corporation	193,300	10,434,334
The Habit Restaurants Incorporated Class A †«(l)	1,735,600	28,550,620

		38,984,954

Internet & Direct Marketing Retail: 5.65%
Amazon.com Incorporated †	246,900	243,882,882
Netflix Incorporated †	56,000	10,172,960

		254,055,842

Multiline Retail: 1.16%
Dollar Tree Incorporated †	726,960	52,399,277

Specialty Retail: 4.70%
Burlington Stores Incorporated †	1,172,600	102,051,378
Five Below Incorporated †	642,300	31,029,513
The Home Depot Incorporated	369,900	55,337,040
ULTA Beauty Incorporated †	92,500	23,236,925

		211,654,856

Consumer Staples: 3.59%

Beverages: 1.36%
Constellation Brands Incorporated Class A	316,600	61,214,610

Food & Staples Retailing: 1.06%
Costco Wholesale Corporation	301,500	47,790,765

Food Products: 0.41%
Blue Buffalo Pet Products Incorporated †	834,400	18,665,528

Personal Products: 0.76%
The Estee Lauder Companies Incorporated Class A	343,700	34,022,863

Energy: 1.21%

Oil, Gas & Consumable Fuels: 1.21%
Concho Resources Incorporated †	416,000	54,188,160

Financials: 7.45%

Capital Markets: 7.30%
Charles Schwab Corporation	652,900	28,009,410
CME Group Incorporated	586,400	71,904,368
Market Axess Holdings Incorporated	553,100	112,218,459
Morgan Stanley	1,280,970	60,077,493
Raymond James Financial Incorporated	387,100	32,202,849

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Growth Fund	Portfolio of investments—July 31, 2017

Security name	Shares	Value

Capital Markets (continued)
TD Ameritrade Holding Corporation	532,080	$24,332,018

		328,744,597

Thrifts & Mortgage Finance: 0.15%
LendingTree Incorporated †	30,000	6,618,000

Health Care: 13.13%

Biotechnology: 5.58%
Alexion Pharmaceuticals Incorporated †	35,000	4,806,900
BioMarin Pharmaceutical Incorporated †	309,200	27,126,116
Celgene Corporation †	567,800	76,885,798
Incyte Corporation †	288,500	38,454,165
Neurocrine Biosciences Incorporated †	298,000	14,312,940
Regeneron Pharmaceuticals Incorporated †	42,100	20,697,202
Spark Therapeutics Incorporated †«	190,300	13,511,300
Ultragenyx Pharmaceutical Incorporated †«	21,300	1,412,616
Vertex Pharmaceuticals Incorporated †	354,500	53,820,190

		251,027,227

Health Care Equipment & Supplies: 3.19%
Boston Scientific Corporation †	805,300	21,437,086
Danaher Corporation	31,200	2,542,488
Edwards Lifesciences Corporation †	362,060	41,702,071
ICU Medical Incorporated †	55,900	9,609,210
Intuitive Surgical Incorporated †	5,900	5,535,734
Nevro Corporation †«	412,900	35,534,174
NuVasive Incorporated †	415,000	27,302,850

		143,663,613

Health Care Providers & Services: 1.49%
Acadia Healthcare Company Incorporated †«	1,270,800	67,263,444

Health Care Technology: 2.29%
Veeva Systems Incorporated Class A †	1,614,600	102,946,896

Pharmaceuticals: 0.58%
Zoetis Incorporated	416,000	26,008,320

Industrials: 9.57%

Aerospace & Defense: 1.13%
The Boeing Company	208,900	50,649,894

Air Freight & Logistics: 0.41%
XPO Logistics Incorporated †	304,612	18,310,227

Building Products: 0.25%
JELD-WEN Holding Incorporated †	346,998	11,329,485

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2017	Wells Fargo Growth Fund	11

Security name	Shares	Value

Commercial Services & Supplies: 3.19%
Copart Incorporated †	420,000	$13,225,800
KAR Auction Services Incorporated	1,255,400	52,777,016
Waste Connections Incorporated	1,193,215	77,535,111

		143,537,927

Construction & Engineering: 0.10%
Dycom Industries Incorporated †	51,000	4,620,600

Machinery: 0.84%
Fortive Corporation	138,100	8,940,594
Milacron Holdings Corporation †	688,196	12,373,764
Nordson Corporation	61,000	7,747,000
REV Group Incorporated	333,100	8,910,425

		37,971,783

Road & Rail: 3.65%
CSX Corporation	624,200	30,798,028
Norfolk Southern Corporation	454,000	51,111,320
Union Pacific Corporation	798,100	82,172,376

		164,081,724

Information Technology: 47.88%

Internet Software & Services: 17.29%
2U Incorporated †	83,000	4,295,250
Alibaba Group Holding Limited ADR †«	297,800	46,144,110
Alphabet Incorporated Class A †	290,685	274,842,668
Alphabet Incorporated Class C †	24,700	22,983,350
CoStar Group Incorporated †	28,000	7,715,400
Envestnet Incorporated †	1,599,300	62,452,665
Facebook Incorporated Class A †	1,784,200	301,975,850
LogMeIn Incorporated	389,281	45,331,772
MercadoLibre Incorporated	25,900	7,470,078
Wix.com Limited †	76,000	4,689,200

		777,900,343

IT Services: 10.91%
Euronet Worldwide Incorporated †	817,900	79,017,319
Global Payments Incorporated	629,000	59,358,730
MasterCard Incorporated Class A	889,700	113,703,660
PayPal Holdings Incorporated †	1,164,100	68,158,055
Square Incorporated Class A †	926,200	24,405,370
Visa Incorporated Class A	1,469,100	146,263,596

		490,906,730

Semiconductors & Semiconductor Equipment: 6.36%
Broadcom Limited	61,800	15,243,588
Microchip Technology Incorporated «	1,786,940	143,026,678
Monolithic Power Systems Incorporated	571,100	58,434,952

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Growth Fund	Portfolio of investments—July 31, 2017

Security name		Shares	Value

Semiconductors & Semiconductor Equipment (continued)
NVIDIA Corporation		119,700	$19,452,447
Texas Instruments Incorporated		617,100	50,219,598

			286,377,263

Software: 10.67%
Activision Blizzard Incorporated		84,200	5,201,876
Adobe Systems Incorporated †		267,100	39,127,479
BlackLine Incorporated †		181,000	7,017,370
Electronic Arts Incorporated †		49,100	5,731,934
Microsoft Corporation		1,454,400	105,734,880
Paycom Software Incorporated †		205,600	14,410,504
Paylocity Holding Corporation †		1,107,200	50,344,384
Proofpoint Incorporated †		941,900	80,287,556
Salesforce.com Incorporated †		465,700	42,285,560
ServiceNow Incorporated †		144,400	15,948,980
Splunk Incorporated †		829,000	49,748,290
Ultimate Software Group Incorporated †		283,750	64,045,213

			479,884,026

Technology Hardware, Storage & Peripherals: 2.65%
Apple Incorporated		801,700	119,236,841

Materials: 3.32%

Chemicals: 3.32%
Ecolab Incorporated		255,600	33,654,852
PolyOne Corporation		890,000	32,556,200
Praxair Incorporated		636,900	82,898,904

			149,109,956

Real Estate: 0.30%

Equity REITs: 0.30%
Equinix Incorporated		17,600	7,932,848
SBA Communications Corporation †		41,100	5,653,304

			13,586,152

Total Common Stocks (Cost $2,375,169,515)			4,462,827,514

Yield
Short-Term Investments: 2.86%

Investment Companies: 2.86%
Securities Lending Cash Investment LLC (l)(r)(u)	1.25%	92,492,281	92,501,530
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.89	36,046,917	36,046,917

Total Short-Term Investments (Cost $128,542,306)			128,548,447

Total investments in securities (Cost $2,503,711,821) *	102.05%	4,591,375,961
Other assets and liabilities, net	(2.05)	(92,053,164)

Total net assets	100.00%	$4,499,322,797

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2017	Wells Fargo Growth Fund	13

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $2,521,421,358 and unrealized gains (losses) consists of:

Gross unrealized gains	$2,098,005,155
Gross unrealized losses	(28,050,552)

Net unrealized gains	$2,069,954,603

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Growth Fund	Statement of assets and liabilities—July 31, 2017

Assets
Investments
In unaffiliated securities (including $90,119,225 of securities loaned), at value (cost $2,342,408,381)	$4,434,276,894
In affiliated securities, at value (cost $161,303,440)	157,099,067

Total investments, at value (cost $2,503,711,821)	4,591,375,961
Receivable for investments sold	26,820,691
Receivable for Fund shares sold	3,043,619
Receivable for dividends	982,950
Receivable for securities lending income	28,476
Prepaid expenses and other assets	45,883

Total assets	4,622,297,580

Liabilities
Payable for investments purchased	18,412,610
Payable for Fund shares redeemed	7,747,688
Payable upon receipt of securities loaned	92,490,975
Management fee payable	2,419,438
Distribution fee payable	132,937
Administration fees payable	638,539
Accrued expenses and other liabilities	1,132,596

Total liabilities	122,974,783

Total net assets	$4,499,322,797

NET ASSETS CONSIST OF
Paid-in capital	$1,507,783,168
Accumulated net realized gains on investments	903,875,489
Net unrealized gains on investments	2,087,664,140

Total net assets	$4,499,322,797

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$1,950,551,088
Shares outstanding – Class A1	48,301,876
Net asset value per share – Class A	$40.38
Maximum offering price per share – Class A2	$42.84
Net assets – Class C	$205,606,528
Shares outstanding – Class C1	6,037,733
Net asset value per share – Class C	$34.05
Net assets – Class R6	$49,454,401
Shares outstanding – Class R6[1]	1,049,217
Net asset value per share – Class R6	$47.13
Net assets – Administrator Class	$637,986,864
Shares outstanding – Administrator Class[1]	14,369,567
Net asset value per share – Administrator Class	$44.40
Net assets – Institutional Class	$1,655,723,916
Shares outstanding – Institutional Class[1]	35,173,182
Net asset value per share – Institutional Class	$47.07

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended July 31, 2017	Wells Fargo Growth Fund	15

Investment income
Dividends (net of foreign withholding taxes of $89,541)	$34,170,087
Securities lending income, net	757,590
Income from affiliated securities	148,321

Total investment income	35,075,998

Expenses
Management fee	35,996,141
Administration fees
Class A	4,475,063
Class C	516,215
Class R6	10,217
Administrator Class	1,146,552
Institutional Class	2,476,327
Shareholder servicing fees
Class A	5,327,456
Class C	614,541
Administrator Class	2,199,078
Distribution fee
Class C	1,843,624
Custody and accounting fees	161,472
Professional fees	50,941
Registration fees	183,664
Shareholder report expenses	311,521
Trustees’ fees and expenses	21,509
Other fees and expenses	153,761

Total expenses	55,488,082
Less: Fee waivers and/or expense reimbursements	(3,105,176)

Net expenses	52,382,906

Net investment loss	(17,306,908)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	1,287,736,328
Affiliated securities	(10,631,937)

Net realized gains on investments	1,277,104,391

Net change in unrealized gains (losses) on:
Unaffiliated securities	(602,559,271)
Affiiliated securities	6,698,899

Net change in unrealized gains (losses) on investments	(595,860,372)

Net realized and unrealized gains (losses) on investments	681,244,019

Net increase in net assets resulting from operations	$663,937,111

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Growth Fund	Statement of changes in net assets

	Year ended July 31, 2017		Year ended July 31, 2016

Operations
Net investment loss		$(17,306,908)		$(27,814,936)
Net realized gains on investments		1,277,104,391		876,195,475
Net change in unrealized gains (losses) on investments		(595,860,372)		(1,291,061,745)

Net increase (decrease) in net assets resulting from operations		663,937,111		(442,681,206)

Distributions to shareholders from
Net realized gains
Class A		(385,155,921)		(399,298,978)
Class C		(51,825,133)		(58,938,406)
Class R6		(3,453,520)		(3,078)[1]
Administrator Class		(132,054,015)		(246,890,849)
Institutional Class		(317,034,333)		(415,951,081)

Total distributions to shareholders		(889,522,922)		(1,121,082,392)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,480,636	94,368,185	43,995,297	2,023,515,239
Class C	652,761	19,766,572	581,792	20,816,141
Class R6	1,123,887	49,275,787	809,874 [1]	36,393,640 [1]
Administrator Class	2,602,562	109,976,524	7,124,750	320,564,136
Institutional Class	12,846,486	573,284,219	13,079,635	610,815,781
Investor Class	N/A	N/A	481,943 [2]	22,113,995 [2]

		846,671,287		3,034,218,932

Reinvestment of distributions
Class A	10,734,969	367,135,939	9,441,799	377,011,011
Class C	1,346,264	39,028,199	1,219,230	42,892,540
Class R6	86,772	3,453,520	68 [1]	3,078 [1]
Administrator Class	3,489,159	131,017,902	5,707,643	245,828,196
Institutional Class	7,686,540	305,616,849	8,792,866	396,558,261

		846,252,409		1,062,293,086

Payment for shares redeemed
Class A	(26,011,523)	(994,860,639)	(21,946,636)	(888,004,129)
Class C	(4,621,153)	(150,552,988)	(3,607,488)	(128,227,500)
Class R6	(806,700)	(36,722,935)	(164,684)[1]	(7,572,255)[1]
Administrator Class	(25,194,674)	(1,090,486,678)	(23,808,569)	(1,051,831,735)
Institutional Class	(35,457,129)	(1,556,706,417)	(42,021,779)	(1,850,525,284)
Investor Class	N/A	N/A	(43,198,360)[2]	(1,994,219,513)[2]

		(3,829,329,657)		(5,920,380,416)

Net decrease in net assets resulting from capital share transactions		(2,136,405,961)		(1,823,868,398)

Total decrease in net assets		(2,361,991,772)		(3,387,631,996)

Net assets
Beginning of period		6,861,314,569		10,248,946,565

End of period		$4,499,322,797		$6,861,314,569

Accumulated net investment loss		$0		$(15,954,981)

[1]	For the period from September 30, 2015 (commencement of class operations) to July 31, 2016

[2]	For the period from August 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Growth Fund	17

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2017	2016	2015	2014	2013
Net asset value, beginning of period	$42.28	$49.50	$49.99	$46.74	$37.85
Net investment loss	(0.19)[1]	(0.20)[1]	(0.29)[1]	(0.32)[1]	(0.17)[1]
Net realized and unrealized gains (losses) on investments	5.61	(0.99)	7.03	5.34	9.06

Total from investment operations	5.42	(1.19)	6.74	5.02	8.89
Distributions to shareholders from
Net realized gains	(7.32)	(6.03)	(7.23)	(1.77)	0.00
Net asset value, end of period	$40.38	$42.28	$49.50	$49.99	$46.74
Total return[2]	15.95%	(1.69)%	15.01%	10.77%	23.49%
Ratios to average net assets (annualized)
Gross expenses	1.17%	1.15%	1.18%	1.18%	1.19%
Net expenses	1.16%	1.14%	1.18%	1.18%	1.19%
Net investment loss	(0.49)%	(0.49)%	(0.59)%	(0.64)%	(0.41)%
Supplemental data
Portfolio turnover rate	42%	38%	35%	42%	38%
Net assets, end of period (000s omitted)	$1,950,551	$2,582,955	$1,465,643	$2,047,410	$2,464,533

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2017	2016	2015	2014	2013
Net asset value, beginning of period	$37.07	$44.51	$45.95	$43.41	$35.42
Net investment loss	(0.41)[1]	(0.46)[1]	(0.60)[1]	(0.64)[1]	(0.45)[1]
Net realized and unrealized gains (losses) on investments	4.71	(0.95)	6.39	4.95	8.44

Total from investment operations	4.30	(1.41)	5.79	4.31	7.99
Distributions to shareholders from
Net realized gains	(7.32)	(6.03)	(7.23)	(1.77)	0.00
Net asset value, end of period	$34.05	$37.07	$44.51	$45.95	$43.41
Total return[2]	15.05%	(2.44)%	14.16%	9.96%	22.56%
Ratios to average net assets (annualized)
Gross expenses	1.92%	1.90%	1.93%	1.93%	1.94%
Net expenses	1.91%	1.89%	1.93%	1.93%	1.94%
Net investment loss	(1.23)%	(1.24)%	(1.34)%	(1.39)%	(1.16)%
Supplemental data
Portfolio turnover rate	42%	38%	35%	42%	38%
Net assets, end of period (000s omitted)	$205,607	$321,032	$465,833	$560,481	$589,402

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Growth Fund	19

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R6	2017	2016[1]
Net asset value, beginning of period	$47.90	$48.97
Net investment loss	(0.02)[2]	(0.02)
Net realized and unrealized gains (losses) on investments	6.57	4.98

Total from investment operations	6.55	4.96
Distributions to shareholders from
Net realized gains	(7.32)	(6.03)
Net asset value, end of period	$47.13	$47.90
Total return[3]	16.49%	10.89%
Ratios to average net assets (annualized)
Gross expenses	0.74%	0.74%
Net expenses	0.70%	0.70%
Net investment loss	(0.05)%	(0.23)%
Supplemental data
Portfolio turnover rate	42%	38%
Net assets, end of period (000s omitted)	$49,454	$30,906

[1]	For the period from September 30, 2015 (commencement of class operations) to July 31, 2016

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$45.66	$52.86	$52.80	$49.16	$39.72
Net investment loss	(0.11)[1]	(0.14)[1]	(0.20)[1]	(0.23)	(0.08)[1]
Net realized and unrealized gains (losses) on investments	6.17	(1.03)	7.49	5.64	9.52

Total from investment operations	6.06	(1.17)	7.29	5.41	9.44
Distributions to shareholders from
Net realized gains	(7.32)	(6.03)	(7.23)	(1.77)	0.00
Net asset value, end of period	$44.40	$45.66	$52.86	$52.80	$49.16
Total return	16.20%	(1.53)%	15.28%	11.04%	23.77%
Ratios to average net assets (annualized)
Gross expenses	1.09%	1.07%	1.02%	1.02%	1.03%
Net expenses	0.96%	0.96%	0.96%	0.96%	0.96%
Net investment loss	(0.27)%	(0.31)%	(0.37)%	(0.42)%	(0.18)%
Supplemental data
Portfolio turnover rate	42%	38%	35%	42%	38%
Net assets, end of period (000s omitted)	$637,987	$1,528,288	$2,349,359	$3,359,480	$3,309,683

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Growth Fund	21

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$47.87	$54.99	$54.54	$50.63	$40.83
Net investment income (loss)	(0.04)[1]	(0.05)[1]	(0.09)[1]	(0.13)	0.01 [1]
Net realized and unrealized gains (losses) on investments	6.56	(1.04)	7.77	5.81	9.79

Total from investment operations	6.52	(1.09)	7.68	5.68	9.80
Distributions to shareholders from
Net realized gains	(7.32)	(6.03)	(7.23)	(1.77)	0.00
Net asset value, end of period	$47.07	$47.87	$54.99	$54.54	$50.63
Total return	16.44%	(1.31)%	15.53%	11.26%	24.03%
Ratios to average net assets (annualized)
Gross expenses	0.84%	0.82%	0.76%	0.75%	0.76%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income (loss)	(0.08)%	(0.10)%	(0.17)%	(0.21)%	0.02%
Supplemental data
Portfolio turnover rate	42%	38%	35%	42%	38%
Net assets, end of period (000s omitted)	$1,655,724	$2,398,134	$3,863,196	$2,975,721	$2,649,095

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Growth Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Growth Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund. Information for Investor Class shares reflected in the financial statements represents activity through October 23, 2015.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy

Notes to financial statements	Wells Fargo Growth Fund	23

by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to net operating losses. At July 31, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Accumulated net investment loss	Accumulated net realized gains on investments
$33,261,889	$(33,261,889)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

24	Wells Fargo Growth Fund	Notes to financial statements

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$573,170,540	$0	$0	$573,170,540
Consumer staples	161,693,766	0	0	161,693,766
Energy	54,188,160	0	0	54,188,160
Financials	335,362,597	0	0	335,362,597
Health care	590,909,500	0	0	590,909,500
Industrials	430,501,640	0	0	430,501,640
Information technology	2,154,305,203	0	0	2,154,305,203
Materials	149,109,956	0	0	149,109,956
Real estate	13,586,152	0	0	13,586,152

Short-term investments
Investment companies	36,046,917	0	0	36,046,917
Investments measured at net asset value*				92,501,530
Total assets	$4,498,874,431	$0	$0	$4,591,375,961

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $92,501,530 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At July 31, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds

Notes to financial statements	Wells Fargo Growth Fund	25

Management is entitled to receive an annual management fee starting at 0.80% and declining to 0.555% as the average daily net assets of the Fund increase. For the year ended July 31, 2017, the management fee was equivalent to an annual rate of 0.69% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.21%
Class R6	0.03
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through November 30, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.16% for Class A shares, 1.91% for Class C shares, 0.70% for Class R6 shares, 0.96% for Administrator Class shares, and 0.75% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to December 1, 2016, the Fund’s expenses were capped at 1.21% for Class A shares and 1.96% for Class C shares.

During the year ended July 31, 2017, State Street Bank and Trust Company, the Fund’s custodian, reimbursed the Fund $4,566 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in dividend income on the Statement of Operations. In addition, Funds Management was also reimbursed $3,058 for waivers/reimbursements it made to the Fund during the period the Fund was erroneously billed.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2017, Funds Distributor received $14,701 from the sale of Class A shares and $2,338 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended July 31, 2017.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell investment securities to other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

26	Wells Fargo Growth Fund	Notes to financial statements

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2017 were $2,157,216,091 and $5,215,488,975, respectively.

6. INVESTMENTS IN AFFILIATES

An affiliated investment is a company which is under common ownership or control of the Fund or which the Fund has ownership of at least 5% of the outstanding voting shares. The following is a summary of transactions for the long-term holdings of issuers that were either affiliates of the Fund at the beginning of the period or the end of the period.

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Value, end of period	Income from affiliated securities	Realized losses
Envestnet Incorporated*	2,909,831	0	(1,310,531)	1,599,300	$62,452,665	$0	$(8,934,333)
The Habit Restaurants Incorporated Class A	1,299,600	690,000	(254,000)	1,735,600	28,550,620	0	(1,702,018)
						$0	$(10,636,351)

*	No longer an affiliate of the Fund at the end of the period.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $250,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 30, 2016, the revolving credit agreement amount was $200,000,000 and the annual commitment fee was equal to 0.20% of the unused balance which was allocated to each participating fund.

For the year ended July 31, 2017, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2017 and July 31, 2016 were as follows:

	Year ended July 31
	2017	2016
Ordinary income	$14,498,099	$22,940,734
Long-term capital gain	875,024,823	1,098,141,658

As of July 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$15,880,008	$905,705,018	$2,069,954,603

9. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Notes to financial statements	Wells Fargo Growth Fund	27

11. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in the Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the amendments to Regulation S-X and its adoption will result in enhanced financial disclosures in the Fund’s financial statements. Management continues to evaluate the reporting requirements for the new form types (compliance date is June 1, 2018) and the implementation of the liquidity risk management program (compliance date is December 1, 2018).

28	Wells Fargo Growth Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Growth Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of July 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Growth Fund as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 25, 2017

Other information (unaudited)	Wells Fargo Growth Fund	29

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2017.

Pursuant to Section 852 of the Internal Revenue Code, $875,024,823 was designated as a 20% rate gain distribution for the fiscal year ended July 31, 2017.

Pursuant to Section 854 of the Internal Revenue Code, $14,498,099 of income dividends paid during the fiscal year ended July 31, 2017 has been designated as qualified dividend income (QDI).

For the fiscal year ended July 31, 2017, $14,498,099 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Growth Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 145 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Growth Fund	31

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996: Vice Chairman, since 2017	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Advisory Board Members

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Advisory Board Member, since 2017	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors (Blackrock) from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Prior thereto, Vice President, Fidelity Retail Mutual Fund Group from 1996 to 1998 and Risk Management Practice Manager, Fidelity Consulting from 1995 to 1996. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	None
Pamela Wheelock (Born 1959)	Advisory Board Member, since 2017	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	None

32	Wells Fargo Growth Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 76 funds in the Fund Complex and Assistant Treasurer of 69 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

Other information (unaudited)	Wells Fargo Growth Fund	33

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 16-17, 2017 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Growth Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2017, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2017. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2016. In certain cases, the Board also considered more current results for various time periods ended

34	Wells Fargo Growth Fund	Other information (unaudited)

March 31, 2017. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than the average performance of the Universe for the ten-year period ended December 31, 2016, but lower than the average performance of the Universe for the one-, three- and five-year periods ended December 31, 2016. The Board noted that the performance ranking of the Fund in the Universe had improved from the prior quarter-end for the one- and three-year periods ended March 31, 2017. The Board also noted that the performance of the Fund was higher than its benchmark, the Russell 3000® Growth Index, for the ten-year period ended December 31, 2016, but lower than its benchmark for the one-, three- and five-year periods ended December 31, 2016.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for all share classes.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than, equal to, or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Other information (unaudited)	Wells Fargo Growth Fund	35

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements are means of sharing potential economies of scale with shareholders of the Fund. The Board considered Funds Management’s view, which Funds Management indicated was supported by independent third-party industry studies which were summarized for the Board, that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

36	Wells Fargo Growth Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

305354 09-17 A206/AR206 07-17

Annual Report

July 31, 2017

Wells Fargo Intrinsic Value Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Intrinsic Value Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

In bond markets, interest rates rose but remained at historically low levels amid subdued global growth and modest inflation.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Intrinsic Value Fund for the 12-month period that ended July 31, 2017. Many equity markets advanced during this reporting period, supported by modest economic growth despite political uncertainty. U.S. and international stocks returned 16.04% and 19.01%, for the 12-month period, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net)2, respectively. Within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned -1.28% and the Bloomberg Barclays Municipal Bond Index4 returned 0.26% as interest rates rose from low levels.

Globally, stock results moderated in the third quarter of 2016; bond interest rates remained low.

Stock returns tended to moderate during July and August. During much of the past decade, markets worldwide have been supported to varying degrees by accommodative policies from leading central banks, including the U.S. Federal Reserve (Fed), European Central Bank (ECB), Bank of England, and Bank of Japan. Investors have watched for signs that global central banks might shift away from accommodative policies, including low interest rates and bond purchases that tended to make riskier assets such as stocks and high-yield bonds more attractive. In the U.S., early-September comments by Fed officials suggested an interest-rate increase might occur, sending stock and bond prices down. Following the Fed’s September decision to delay a rate increase to later in 2016, stocks surged. In bond markets, interest rates rose but remained at historically low levels amid subdued global growth and modest inflation. It appeared that fixed-income investors concluded that yields had overshot the real risks of the U.K.’s vote to exit the European Union as economic activity strengthened.

During the fourth quarter of 2016, investors awaited election results and central-bank actions.

Entering the fourth quarter, anticipation of an interest-rate increase and the approaching general election tended to increase investor concerns. Following Donald Trump’s election victory, U.S. stocks rallied. Investors appeared optimistic that the new administration would pursue progrowth policies. Favorable economic news supported stocks, and interest rates moved higher. At its mid-December meeting, Fed officials raised the target interest rate by a quarter percentage point to a range from 0.50% to 0.75%. The fourth quarter also saw the implementation of the U.S. Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) for institutional prime and municipal money market funds as well as the possibility of liquidity fees and redemption gates. In the year leading up to money market fund reform implementation, nearly $1 trillion in assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1.00 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe.

Equity and bond markets advanced during the first quarter of 2017 amid improving economic data globally.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. U.S. economic data released

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[5]	The Chicago Board Options Exchange Market Volatility Index (CBOE VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Intrinsic Value Fund	3

during the quarter reflected a healthy economy. Hiring remained strong, and business and consumer sentiment improved. In March, Fed officials raised their target interest rate by a quarter percentage point to a range from 0.75% to 1.00%. With the Fed’s target interest rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by strong demand and constrained new-issue supply. Outside of the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international developed markets because they benefited from both global economic growth and recent weakening in the U.S. dollar. Stocks in Asia, Europe, and Latin America also outperformed the U.S. market during the quarter.

Steady advancement in many markets marked the first seven months of 2017.

During the second quarter, most equity markets in the U.S. and abroad advanced. Steady, albeit modest, economic growth both in the U.S. and abroad and generally favorable corporate earnings announcements after the second quarter supported higher valuations. Within the economy, U.S. inflation trended lower despite the unemployment rate continuing to decline. Ten-year U.S. Treasury yields declined, resulting in stronger prices for long-term bonds. As was widely expected, in June, the Fed raised the target interest rate by a quarter percentage point to a range from 1.00% to 1.25%. In addition, the Fed indicated that it would begin to sell bonds accumulated on its balance sheet during quantitative easing programs conducted since 2008, likely beginning later this year. Early in July, volatility expectations increased and then receded, as measured by the CBOE VIX.5 Although economic momentum increased in Europe, the ECB held its rates steady at low levels because underlying inflation remained subdued. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Intrinsic Value Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Miguel E. Giaconi, CFA®

Jean-Baptiste Nadal, CFA®

Average annual total returns (%) as of July 31, 20171

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EIVAX)	8-1-2006	6.98	10.78	6.41	13.50	12.10	7.04	1.18	1.11
Class C (EIVCX)	8-1-2006	11.58	11.24	6.23	12.58	11.24	6.23	1.93	1.86
Class R (EIVTX)	3-1-2013	–	–	–	13.22	11.85	6.79	1.43	1.36
Class R4 (EIVRX)	11-30-2012	–	–	–	13.77	12.46	7.36	0.90	0.80
Class R6 (EIVFX)	11-30-2012	–	–	–	14.03	12.53	7.39	0.75	0.65
Administrator Class (EIVDX)	7-30-2010	–	–	–	13.66	12.31	7.24	1.10	0.95
Institutional Class (EIVIX)	8-1-2006	–	–	–	13.88	12.57	7.42	0.85	0.70
Russell 1000® Value Index[4]	–	–	–	–	13.76	14.00	6.21	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk and focused portfolio risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Intrinsic Value Fund	5

Growth of $10,000 investment as of July 31, 2017[5]

[1]	Historical performance shown for Class R shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Class R shares. Historical performance shown for Class R4 shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Class R4 shares. Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would be higher. Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Intrinsic Value Fund.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through November 30, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[4]	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000® Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Intrinsic Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund (Class A, excluding sales charges) underperformed its benchmark, the Russell 1000® Value Index, for the 12-month period that ended July 31, 2017.

∎	The Fund’s underweight to financials and stock selection in the consumer discretionary sector detracted from the Fund’s relative performance.

∎	Stock selection in the energy, health care, information technology (IT), and real estate sectors was the primary contributor to relative performance; an underweight to real estate proved beneficial as well.

Strong market performance from the Russell 1000® Value Index during the reporting period was driven mainly by investors’ expectations for normalization of interest rates and optimism that progrowth fiscal policies supported by the new U.S. president would be implemented. We continued to adhere to our disciplined investment process that relies predominantly on discounted free cash flow. We also continued our focus on individual companies rather than on broad, top-down economic or sector forecasts. To manage risk, we maintained the Fund’s broad diversification by sector, industry, and position.

Ten largest holdings (%) as of July 31, 2017[6]
The Allstate Corporation	3.40%
Alphabet Incorporated Class C	3.29%
Vulcan Materials Company	3.09%
US Bancorp	3.08%
EOG Resources Incorporated	3.04%
AerCap Holdings NV	2.96%
Microsoft Corporation	2.94%
Honeywell International Incorporated	2.90%
Cigna Corporation	2.86%
Verizon Communications Incorporated	2.82%

An underweight to the financials sector was the Fund’s main detractor from relative performance.

The underweight to financials was the primary detractor because financials was the top-performing sector within the index for the reporting period. Stock selection in the consumer discretionary sector also detracted from relative returns—especially Advance Auto Parts, Incorporated, a retailer/distributor of aftermarket automotive parts, and off-price apparel and home-fashion retailer The TJX Companies, Incorporated.

Sector distribution as of July 31, 2017[7]

Stock selection in multiple sectors contributed to Fund performance.

Within the energy sector, the top performer was EOG Resources, Incorporated, an exploration and production company focused on producing oil from shale in the U.S. In the health care sector, Cigna Corporation—a managed-care organization offering health insurance benefits—was the Fund’s best performer. Within the IT sector, computer-software giant Microsoft Corporation; specialty wireless-communication provider Motorola Solutions, Incorporated; and consumer electronics innovator Apple Incorporated added value. The Fund’s sole holding within the real estate sector, wireless-tower operator Crown Castle International Corporation, also contributed to the Fund’s performance.

During the period, we made changes to the Fund’s portfolio based on our fundamental research.

As a result of trades, stock-price movements, and the annual reconstitution of the Russell family of indexes, the Fund’s positioning relative to its benchmark shifted noticeably during the period; however, much of this shift was due to changes in the benchmark’s positioning after its reconstitution. The most notable sector-weighting change within the Fund was an increase in the consumer discretionary sector’s weighting; we added positions in three consumer discretionary companies to the Fund: media conglomerate Comcast Corporation; aftermarket auto-parts retailer Advance

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Intrinsic Value Fund	7

Auto Parts; and global sportswear producer NIKE, Incorporated. In all cases, trades within the Fund were made based on fundamental, bottom-up research and were not top-down, sector-allocation decisions.

We continued to focus on our investment strategy and process.

Expectations for potentially improving economic and earnings growth may bode well for the Fund’s positioning. With improved growth, rising inflation, and increasing wages in the U.S., higher interest rates in our view are a more likely outcome, and investor expectations appear to lean in this direction. The high-quality companies with strong free cash flow that the team has identified likely may be better able than their lower-quality counterparts to self-finance strategic decisions in a rising-rate environment. As such, we believe investors may be well served by committing to the investment team’s intrinsic-value approach.

Despite some of the potential risks in the market, such as renewed deflationary pressures or faster-than-expected inflation, geopolitical events, protectionism, and trade barriers, the Fund may be well positioned to benefit from normalization of interest rates, acceleration in global economic growth, expansion in valuation multiples, improvement within the energy sector, and an increase in market volatility.

We continue to believe that our long-term focus on company fundamentals, our determination to seek out mispricing opportunities in the marketplace, and our ability to identify catalysts that create or unlock value over our investment time horizon should return value for shareholders over a complete market cycle.

Please see footnotes on page 5.

8	Wells Fargo Intrinsic Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2017 to July 31, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2017	Ending account value 7-31-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,071.37	$5.65	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.34	$5.51	1.10%
Class C
Actual	$1,000.00	$1,066.72	$9.53	1.86%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.57	$9.30	1.86%
Class R
Actual	$1,000.00	$1,069.92	$6.98	1.36%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$6.80	1.36%
Class R4
Actual	$1,000.00	$1,072.88	$4.11	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.83	$4.00	0.80%
Class R6
Actual	$1,000.00	$1,073.95	$3.34	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.26	0.65%
Administrator Class
Actual	$1,000.00	$1,072.48	$4.88	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.08	$4.76	0.95%
Institutional Class
Actual	$1,000.00	$1,073.67	$3.60	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51	0.70%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—July 31, 2017	Wells Fargo Intrinsic Value Fund	9

Security name	Shares	Value

Common Stocks: 98.98%

Consumer Discretionary: 10.88%

Media: 3.72%
Comcast Corporation Class A	644,900	$26,086,205
The Walt Disney Company	80,500	8,849,365

		34,935,570

Specialty Retail: 4.68%
Advance Auto Parts Incorporated	201,000	22,514,010
The TJX Companies Incorporated	306,000	21,514,860

		44,028,870

Textiles, Apparel & Luxury Goods: 2.48%
Nike Incorporated Class B	395,400	23,348,370

Consumer Staples: 9.44%

Beverages: 2.35%
Anheuser-Busch InBev NV ADR	183,400	22,129,044

Food Products: 7.09%
Mondelez International Incorporated Class A	532,300	23,431,846
Nestle SA ADR	216,000	18,206,640
TreeHouse Foods Incorporated †	294,200	24,956,986

		66,595,472

Energy: 9.79%

Energy Equipment & Services: 2.87%
Schlumberger Limited	240,300	16,484,580
TechnipFMC plc †	368,400	10,514,136

		26,998,716

Oil, Gas & Consumable Fuels: 6.92%
Chevron Corporation	151,900	16,585,961
Concho Resources Incorporated †	99,761	12,994,868
EOG Resources Incorporated	300,500	28,589,570
Royal Dutch Shell plc ADR Class A «	121,000	6,840,130

		65,010,529

Financials: 15.41%

Banks: 8.11%
BB&T Corporation	550,372	26,043,603
CIT Group Incorporated	445,600	21,232,840
US Bancorp	547,800	28,912,884

		76,189,327

Capital Markets: 1.41%
UBS Group AG «	759,700	13,241,571

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Intrinsic Value Fund	Portfolio of investments—July 31, 2017

Security name	Shares	Value

Consumer Finance: 2.50%
Synchrony Financial	775,100	$23,501,032

Insurance: 3.39%
The Allstate Corporation	350,700	31,913,700

Health Care: 10.55%

Biotechnology: 2.08%
Gilead Sciences Incorporated	257,500	19,593,175

Health Care Equipment & Supplies: 1.95%
Abbott Laboratories	372,200	18,304,796

Health Care Providers & Services: 2.86%
Cigna Corporation	154,800	26,867,088

Pharmaceuticals: 3.66%
Eli Lilly & Company	154,900	12,804,034
Merck & Company Incorporated	338,800	21,642,544

		34,446,578

Industrials: 12.47%

Aerospace & Defense: 2.90%
General Dynamics Corporation	76,000	14,921,080
Lockheed Martin Corporation	42,200	12,327,886

		27,248,966

Air Freight & Logistics: 1.97%
United Parcel Service Incorporated Class B	167,978	18,526,294

Electrical Equipment: 1.74%
Sensata Technologies Holding NV †	363,270	16,390,742

Industrial Conglomerates: 2.90%
Honeywell International Incorporated	200,000	27,224,000

Trading Companies & Distributors: 2.96%
AerCap Holdings NV †	566,200	27,800,420

Information Technology: 18.48%

Communications Equipment: 5.15%
Cisco Systems Incorporated	718,700	22,603,115
Motorola Solutions Incorporated	284,200	25,771,256

		48,374,371

Internet Software & Services: 3.29%
Alphabet Incorporated Class C †	33,200	30,892,600

IT Services: 3.71%
Accenture plc Class A	202,900	26,137,578
The Western Union Company	443,400	8,757,150

		34,894,728

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2017	Wells Fargo Intrinsic Value Fund	11

Security name		Shares	Value

Software: 4.10%
Microsoft Corporation		380,700	$27,676,890
Oracle Corporation		218,700	10,919,691

			38,596,581

Technology Hardware, Storage & Peripherals: 2.23%
Apple Incorporated		140,800	20,941,184

Materials: 3.09%

Construction Materials: 3.09%
Vulcan Materials Company		235,600	29,007,072

Real Estate: 1.44%

Equity REITs: 1.44%
Crown Castle International Corporation		134,500	13,528,010

Telecommunication Services: 2.82%

Diversified Telecommunication Services: 2.82%
Verizon Communications Incorporated		547,700	26,508,680

Utilities: 4.61%

Electric Utilities: 2.71%
NextEra Energy Incorporated		174,300	25,463,487

Multi-Utilities: 1.90%
WEC Energy Group Incorporated		283,200	17,833,103

Total Common Stocks (Cost $748,264,638)			930,334,076

	Yield
Short-Term Investments: 2.80%

Investment Companies: 2.80%
Securities Lending Cash Investment LLC (l)(r)(u)	1.25%	17,030,618	17,032,322
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.89	9,318,825	9,318,825

Total Short-Term Investments (Cost $26,351,118)			26,351,147

Total investments in securities (Cost $774,615,756) *	101.78%	956,685,223
Other assets and liabilities, net	(1.78)	(16,767,054)

Total net assets	100.00%	$939,918,169

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $775,143,530 and unrealized gains (losses) consists of:

Gross unrealized gains	$197,458,634
Gross unrealized losses	(15,916,941)

Net unrealized gains	$181,541,693

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Intrinsic Value Fund	Statement of assets and liabilities—July 31, 2017

Assets
Investments
In unaffiliated securities (including $16,625,185 of securities on loan), at value (cost $748,264,638)	$930,334,076
In affiliated securities, at value (cost $26,351,118)	26,351,147

Total investments, at value (cost $774,615,756)	956,685,223
Receivable for investments sold	3,065,342
Receivable for Fund shares sold	37,952
Receivable for dividends	779,712
Receivable for securities lending income	4,503
Prepaid expenses and other assets	102,754

Total assets	960,675,486

Liabilities
Payable for investments purchased	1,629,272
Payable for Fund shares redeemed	1,171,337
Payable upon receipt of securities loaned	17,031,000
Management fee payable	442,430
Distribution fees payable	13,772
Administration fees payable	123,462
Accrued expenses and other liabilities	346,044

Total liabilities	20,757,317

Total net assets	$939,918,169

NET ASSETS CONSIST OF
Paid-in capital	$710,494,467
Undistributed net investment income	4,695,630
Accumulated net realized gains on investments	42,658,605
Net unrealized gains on investments	182,069,467

Total net assets	$939,918,169

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$293,599,239
Shares outstanding – Class A1	23,287,569
Net asset value per share – Class A	$12.61
Maximum offering price per share – Class A2	$13.38
Net assets – Class C	$21,726,932
Shares outstanding – Class C1	1,764,369
Net asset value per share – Class C	$12.31
Net assets – Class R	$48,059
Shares outstanding – Class R1	3,784
Net asset value per share – Class R	$12.70
Net assets – Class R4	$16,989
Share outstanding – Class R4[1]	1,342
Net asset value per share – Class R4	$12.66
Net assets – Class R6	$2,397,461
Shares outstanding – Class R6[1]	191,985
Net asset value per share – Class R6	$12.49
Net assets – Administrator Class	$459,649,585
Shares outstanding – Administrator Class[1]	34,896,534
Net asset value per share – Administrator Class	$13.17
Net assets – Institutional Class	$162,479,904
Shares outstanding – Institutional Class[1]	12,809,707
Net asset value per share – Institutional Class	$12.68

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended July 31, 2017	Wells Fargo Intrinsic Value Fund	13

Investment income
Dividends (net of foreign withholding taxes of $262,299)	$19,313,809
Securities lending income, net	263,722
Income from affiliated securities	102,789

Total investment income	19,680,320

Expenses
Management fee	6,587,292
Administration fees
Class A	631,012
Class B	473	[1]
Class C	52,698
Class R	88
Class R4	13
Class R6	821
Administrator Class	593,955
Institutional Class	223,568
Shareholder servicing fees
Class A	725,921
Class B	564	[1]
Class C	62,736
Class R	106
Class R4	15
Administrator Class	1,140,820
Distribution fees
Class B	1,691	[1]
Class C	188,207
Class R	106
Custody and accounting fees	45,221
Professional fees	44,763
Registration fees	100,045
Shareholder report expenses	89,957
Trustees’ fees and expenses	21,453
Other fees and expenses	25,749

Total expenses	10,537,274
Less: Fee waivers and/or expense reimbursements	(1,198,258)

Net expenses	9,339,016

Net investment income	10,341,304

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	70,123,059
Affiliated securities	1,293

Net realized gains on investments	70,124,352

Net change in unrealized gains (losses) on:
Unaffiliated securities	41,233,547
Affiiliated securities	29

Net change in unrealized gains (losses) on investments	41,233,576

Net realized and unrealized gains (losses) on investments	111,357,928

Net increase in net assets resulting from operations	$121,699,232

[1]	For the period from August 1, 2016 to May 5, 2017. Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Intrinsic Value Fund	Statement of changes in net assets

	Year ended July 31, 2017		Year ended July 31, 2016

Operations
Net investment income		$10,341,304		$13,328,103
Net realized gains on investments		70,124,352		65,259,600
Net change in unrealized gains (losses) on investments		41,233,576		(102,914,738)

Net increase (decrease) in net assets resulting from operations		121,699,232		(24,327,035)

Distributions to shareholders from
Net investment income
Class A		(3,621,237)		(3,169,347)
Class C		(86,648)		(37,447)
Class R		(354)		(201)
Class R4		(231)		(186)
Class R6		(49,302)		(38,287)
Administrator Class		(6,085,411)		(5,583,834)
Institutional Class		(2,733,344)		(3,324,787)
Net realized gains
Class A		(19,813,428)		(34,464,666)
Class B		(17,948)[1]		(132,772)
Class C		(1,747,106)		(3,405,696)
Class R		(2,423)		(3,205)
Class R4		(1,001)		(1,451)
Class R6		(195,458)		(277,898)
Administrator Class		(28,268,900)		(47,759,263)
Institutional Class		(11,235,310)		(24,324,139)

Total distributions to shareholders		(73,858,101)		(122,523,179)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	305,954	3,691,813	642,824	7,569,378
Class B	1 [1]	13 [1]	538	6,161
Class C	51,575	603,442	196,351	2,323,822
Class R	719	8,721	1,207	14,440
Class R6	11,205	133,634	217,137	2,885,275
Administrator Class	221,167	2,768,721	505,633	6,457,967
Institutional Class	2,650,238	32,333,431	2,739,487	33,654,265

		39,539,775		52,911,308

Reinvestment of distributions
Class A	1,877,183	22,194,613	3,054,047	35,698,868
Class B	1,535 [1]	17,865 [1]	11,006	126,021
Class C	138,250	1,593,565	256,273	2,914,692
Class R	233	2,777	290	3,406
Class R4	104	1,232	139	1,637
Class R6	20,897	244,760	27,254	316,184
Administrator Class	2,623,161	32,407,128	4,139,213	50,467,672
Institutional Class	949,096	11,290,466	2,026,547	23,875,792

		67,752,406		113,404,273

Payment for shares redeemed
Class A	(5,420,473)	(65,302,884)	(4,303,060)	(51,494,497)
Class B	(47,468)[1]	(566,965)[1]	(109,356)	(1,315,058)
Class C	(875,054)	(10,310,692)	(687,305)	(8,016,477)
Class R	(698)	(8,357)	(938)	(12,248)
Class R6	(78,948)	(936,987)	(17,996)	(211,641)
Administrator Class	(5,523,798)	(69,697,862)	(4,210,029)	(52,406,894)
Institutional Class	(8,606,311)	(104,462,351)	(5,462,371)	(65,509,014)

		(251,286,098)		(178,965,829)

Net decrease in net assets resulting from capital share transactions		(143,993,917)		(12,650,248)

Total decrease in net assets		(96,152,786)		(159,500,462)

Net assets
Beginning of period		1,036,070,955		1,195,571,417

End of period		$939,918,169		$1,036,070,955

Undistributed net investment income		$4,695,630		$7,090,465

[1]	For the period from August 1, 2016 to May 5, 2017. Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Intrinsic Value Fund	15

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.01	$13.73	$13.60	$12.52	$10.44
Net investment income	0.12 [1]	0.13	0.10	0.07	0.07 [1]
Net realized and unrealized gains (losses) on investments	1.43	(0.42)	1.09	1.53	2.75

Total from investment operations	1.55	(0.29)	1.19	1.60	2.82
Distributions to shareholders from
Net investment income	(0.14)	(0.11)	(0.07)	(0.06)	(0.10)
Net realized gains	(0.81)	(1.32)	(0.99)	(0.46)	(0.64)

Total distributions to shareholders	(0.95)	(1.43)	(1.06)	(1.52)	(0.74)
Net asset value, end of period	$12.61	$12.01	$13.73	$13.60	$12.52
Total return[2]	13.50%	(1.73)%	9.19%	13.09%	28.53%
Ratios to average net assets (annualized)
Gross expenses	1.17%	1.17%	1.20%	1.21%	1.20%
Net expenses	1.10%	1.10%	1.16%	1.16%	1.16%
Net investment income	0.95%	1.12%	0.75%	0.53%	0.57%
Supplemental data
Portfolio turnover rate	27%	34%	29%	23%	28%
Net assets, end of period (000s omitted)	$293,599	$318,543	$372,443	$391,028	$386,655

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Intrinsic Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2017	2016	2015	2014	2013
Net asset value, beginning of period	$11.74	$13.45	$13.36	$12.35	$10.30
Net investment income (loss)	0.02 [1]	0.03	0.00 [2]	(0.03)	(0.01)[1]
Net realized and unrealized gains (losses) on investments	1.40	(0.41)	1.08	1.50	2.72

Total from investment operations	1.42	(0.38)	1.08	1.47	2.71
Distributions to shareholders from
Net investment income	(0.04)	(0.01)	0.00	0.00	(0.02)
Net realized gains	(0.81)	(1.32)	(0.99)	(0.46)	(0.64)

Total distributions to shareholders	(0.85)	(1.33)	(0.99)	(0.46)	(0.66)
Net asset value, end of period	$12.31	$11.74	$13.45	$13.36	$12.35
Total return[3]	12.58%	(2.47)%	8.42%	12.24%	27.50%
Ratios to average net assets (annualized)
Gross expenses	1.93%	1.93%	1.96%	1.97%	1.97%
Net expenses	1.86%	1.86%	1.91%	1.91%	1.91%
Net investment income (loss)	0.20%	0.37%	0.00%	(0.22)%	(0.05)%
Supplemental data
Portfolio turnover rate	27%	34%	29%	23%	28%
Net assets, end of period (000s omitted)	$21,727	$28,756	$36,098	$36,654	$35,616

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Intrinsic Value Fund	17

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R	2017	2016	2015	2014	2013[1]
Net asset value, beginning of period	$12.09	$13.81	$13.66	$12.55	$11.20
Net investment income	0.08 [2]	0.10	0.05	0.03	0.00 [3]
Net realized and unrealized gains (losses) on investments	1.45	(0.43)	1.12	1.54	1.35

Total from investment operations	1.53	(0.33)	1.17	1.57	1.35
Distributions to shareholders from
Net investment income	(0.11)	(0.07)	(0.03)	0.00	0.00
Net realized gains	(0.81)	(1.32)	(0.99)	(0.46)	0.00

Total distributions to shareholders	(0.92)	(1.39)	(1.02)	(0.46)	0.00
Net asset value, end of period	$12.70	$12.09	$13.81	$13.66	$12.55
Total return[4]	13.22%	(1.99)%	8.96%	12.77%	12.05%
Ratios to average net assets (annualized)
Gross expenses	1.44%	1.44%	1.47%	1.49%	1.46%
Net expenses	1.36%	1.36%	1.40%	1.41%	1.41%
Net investment income	0.69%	0.86%	0.50%	0.26%	0.01%
Supplemental data
Portfolio turnover rate	27%	34%	29%	23%	28%
Net assets, end of period (000s omitted)	$48	$43	$41	$28	$18

[1]	For the period from March 1, 2013 (commencement of class operations) to July 31, 2013

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Intrinsic Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R4	2017	2016	2015	2014	2013[1]
Net asset value, beginning of period	$12.06	$13.78	$13.65	$12.55	$11.10
Net investment income	0.15	0.17	0.15	0.12	0.09
Net realized and unrealized gains (losses) on investments	1.43	(0.42)	1.09	1.54	2.15

Total from investment operations	1.58	(0.25)	1.24	1.66	2.24
Distributions to shareholders from
Net investment income	(0.17)	(0.15)	(0.12)	(0.10)	(0.15)
Net realized gains	(0.81)	(1.32)	(0.99)	(0.46)	(0.64)

Total distributions to shareholders	(0.98)	(1.47)	(1.11)	(0.56)	(0.79)
Net asset value, end of period	$12.66	$12.06	$13.78	$13.65	$12.55
Total return[2]	13.77%	(1.39)%	9.53%	13.55%	21.73%
Ratios to average net assets (annualized)
Gross expenses	0.88%	0.88%	0.86%	0.87%	0.88%
Net expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	1.25%	1.41%	1.11%	0.88%	0.99%
Supplemental data
Portfolio turnover rate	27%	34%	29%	23%	28%
Net assets, end of period (000s omitted)	$17	$15	$15	$15	$14

[1]	For the period from November 30, 2012 (commencement of class operations) to July 31, 2013

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Intrinsic Value Fund	19

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R6	2017	2016	2015	2014	2013[1]
Net asset value, beginning of period	$11.90	$13.62	$13.60	$12.56	$11.10
Net investment income	0.17 [2]	0.17	0.17 [2]	0.14 [2]	0.19
Net realized and unrealized gains (losses) on investments	1.42	(0.40)	1.08	1.47	2.06

Total from investment operations	1.59	(0.23)	1.25	1.61	2.25
Distributions to shareholders from
Net investment income	(0.19)	(0.17)	(0.24)	(0.11)	(0.15)
Net realized gains	(0.81)	(1.32)	(0.99)	(0.46)	(0.64)

Total distributions to shareholders	(1.00)	(1.49)	(1.23)	(0.57)	(0.79)
Net asset value, end of period	$12.49	$11.90	$13.62	$13.60	$12.56
Total return[3]	14.03%	(1.30)%	9.74%	13.19%	21.84%
Ratios to average net assets (annualized)
Gross expenses	0.75%	0.75%	0.74%	0.74%	0.73%
Net expenses	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment income	1.40%	1.47%	1.25%	1.10%	0.85%
Supplemental data
Portfolio turnover rate	27%	34%	29%	23%	28%
Net assets, end of period (000s omitted)	$2,397	$2,842	$169	$150	$3,359

[1]	For the period from November 30, 2012 (commencement of class operations) to July 31, 2013

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Intrinsic Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.51	$14.25	$14.08	$12.95	$10.78
Net investment income	0.14 [1]	0.15	0.13	0.10	0.08 [1]
Net realized and unrealized gains (losses) on investments	1.49	(0.43)	1.14	1.58	2.87

Total from investment operations	1.63	(0.28)	1.27	1.68	2.95
Distributions to shareholders from
Net investment income	(0.16)	(0.14)	(0.11)	(0.09)	(0.14)
Net realized gains	(0.81)	(1.32)	(0.99)	(0.46)	(0.64)

Total distributions to shareholders	(0.97)	(1.46)	(1.10)	(0.55)	(0.78)
Net asset value, end of period	$13.17	$12.51	$14.25	$14.08	$12.95
Total return	13.66%	(1.58)%	9.42%	13.36%	28.77%
Ratios to average net assets (annualized)
Gross expenses	1.10%	1.10%	1.06%	1.06%	1.05%
Net expenses	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income	1.10%	1.27%	0.95%	0.74%	0.68%
Supplemental data
Portfolio turnover rate	27%	34%	29%	23%	28%
Net assets, end of period (000s omitted)	$459,650	$470,152	$529,293	$534,641	$515,012

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Intrinsic Value Fund	21

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.08	$13.80	$13.67	$12.58	$10.48
Net investment income	0.17 [1]	0.18	0.15	0.13	0.16
Net realized and unrealized gains (losses) on investments	1.43	(0.41)	1.11	1.53	2.73

Total from investment operations	1.60	(0.23)	1.26	1.66	2.89
Distributions to shareholders from
Net investment income	(0.19)	(0.17)	(0.14)	(1.11)	(0.15)
Net realized gains	(0.81)	(1.32)	(0.99)	(0.46)	(0.64)

Total distributions to shareholders	(1.00)	(1.49)	(1.13)	(0.57)	(0.79)
Net asset value, end of period	$12.68	$12.08	$13.80	$13.67	$12.58
Total return	13.88%	(1.27)%	9.66%	13.64%	29.04%
Ratios to average net assets (annualized)
Gross expenses	0.85%	0.85%	0.79%	0.79%	0.79%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.73%
Net investment income	1.36%	1.52%	1.20%	0.99%	1.21%
Supplemental data
Portfolio turnover rate	27%	34%	29%	23%	28%
Net assets, end of period (000s omitted)	$162,480	$215,175	$255,565	$244,378	$221,128

[1]	Calculated based upon average shares outstanding.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Intrinsic Value Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Intrinsic Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

Notes to financial statements	Wells Fargo Intrinsic Value Fund	23

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At July 31, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment income	Accumulated net realized gains on investments
$(217)	$(159,612)	$159,829

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy

24	Wells Fargo Intrinsic Value Fund	Notes to financial statements

gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$102,312,810	$0	$0	$102,312,810
Consumer staples	88,724,516	0	0	88,724,516
Energy	92,009,245	0	0	92,009,245
Financials	144,845,630	0	0	144,845,630
Health care	99,211,637	0	0	99,211,637
Industrials	117,190,422	0	0	117,190,422
Information technology	173,699,464	0	0	173,699,464
Materials	29,007,072	0	0	29,007,072
Real estate	13,528,010	0	0	13,528,010
Telecommunication services	26,508,680	0	0	26,508,680
Utilities	43,296,590	0	0	43,296,590

Short-term investments
Investment companies	9,318,825	0	0	9,318,825
Investments measured at net asset value*				17,032,322
Total assets	$939,652,901	$0	$0	$956,685,223

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $17,032,322 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At July 31, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.70% and declining to 0.505% as the average daily net assets of the Fund increase. For the year ended July 31, 2017, the management fee was equivalent to an annual rate of 0.69% of the Fund’s average daily net assets.

Notes to financial statements	Wells Fargo Intrinsic Value Fund	25

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class, B, Class C, Class R	0.21%
Class R4	0.08
Class R6	0.03
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through November 30, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.11% for Class A shares, 1.86% for Class C shares, 1.36% for Class R shares, 0.80% for Class R4 shares, 0.65% for Class R6 shares, 0.95% for Administrator Class shares, and 0.70% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

During the year ended July 31, 2017, State Street Bank and Trust Company, the Fund’s custodian, reimbursed the Fund $34,583 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in dividend income on the Statement of Operations. In addition, Funds Management was also reimbursed $39,973 for waivers/reimbursements it made to the Fund during the period the Fund was erroneously billed.

Distribution fees

The Trust has adopted a distribution plan for Class B, Class C, and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B, Class C, and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended July 31, 2017, Funds Distributor received $5,498 from the sale of Class A shares and $34 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A and Class B shares for the year ended July 31, 2017.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Class R, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Class R4 is charged a fee at an annual rate of 0.10% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell investment securities to other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

26	Wells Fargo Intrinsic Value Fund	Notes to financial statements

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2017 were $256,271,358 and $435,437,576, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $250,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 30, 2016, the revolving credit agreement amount was $200,000,000 and the annual commitment fee was equal to 0.20% of the unused balance which was allocated to each participating fund.

For the year ended July 31, 2017, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2017 and July 31, 2016 were as follows:

	Year ended July 31
	2017	2016
Ordinary income	$12,576,527	$12,154,089
Long-term capital gain	61,281,574	110,369,090

As of July 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$4,815,147	$43,186,381	$181,541,693

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in the Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the amendments to Regulation S-X and its adoption will result in enhanced financial disclosures in the Fund’s financial statements. Management continues to evaluate the reporting requirements for the new form types (compliance date is June 1, 2018) and the implementation of the liquidity risk management program (compliance date is December 1, 2018).

Report of independent registered public accounting firm	Wells Fargo Intrinsic Value Fund	27

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Intrinsic Value Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of July 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Intrinsic Value Fund as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 25, 2017

28	Wells Fargo Intrinsic Value Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2017.

Pursuant to Section 852 of the Internal Revenue Code, $61,281,574 was designated as a 20% rate gain distribution for the fiscal year ended July 31, 2017.

Pursuant to Section 854 of the Internal Revenue Code, $12,576,527 of income dividends paid during the fiscal year ended July 31, 2017 has been designated as qualified dividend income (QDI).

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Intrinsic Value Fund	29

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 145 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

30	Wells Fargo Intrinsic Value Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996: Vice Chairman, since 2017	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Advisory Board Members

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Advisory Board Member, since 2017	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors (Blackrock) from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Prior thereto, Vice President, Fidelity Retail Mutual Fund Group from 1996 to 1998 and Risk Management Practice Manager, Fidelity Consulting from 1995 to 1996. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	None
Pamela Wheelock (Born 1959)	Advisory Board Member, since 2017	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	None

Other information (unaudited)	Wells Fargo Intrinsic Value Fund	31

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 76 funds in the Fund Complex and Assistant Treasurer of 69 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

32	Wells Fargo Intrinsic Value Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 16-17, 2017 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Intrinsic Value Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2017, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2017. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2016. The Board considered these results in comparison to the performance of funds in a universe that was determined by

Other information (unaudited)	Wells Fargo Intrinsic Value Fund	33

Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was higher than the average performance of the Universe for the ten-year period under review, but lower than the average performance of the Universe for the one-, three- and five-year periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, the Russell 1000® Value Index, for the ten-year period under review, but lower than its benchmark for the one-, three- and five-year periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than, equal to, or in range of the median net operating expense ratios of the expense Groups for all share classes.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund

34	Wells Fargo Intrinsic Value Fund	Other information (unaudited)

family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements are means of sharing potential economies of scale with shareholders of the Fund. The Board considered Funds Management’s view, which Funds Management indicated was supported by independent third-party industry studies which were summarized for the Board, that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo Intrinsic Value Fund	35

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

305355 09-17 A207/AR207 07-17

Annual Report

July 31, 2017

Wells Fargo Large Cap Core Fund

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The views expressed and any forward-looking statements are as of July 31, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Large Cap Core Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

In bond markets, interest rates rose but remained at historically low levels amid subdued global growth and modest inflation.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Large Cap Core Fund for the 12-month period that ended July 31, 2017. Many equity markets advanced during this reporting period, supported by modest economic growth despite political uncertainty. U.S. and international stocks returned 16.04% and 19.01%, for the 12-month period, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net)2, respectively. Within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned -1.28% and the Bloomberg Barclays Municipal Bond Index4 returned 0.26% as interest rates rose from low levels.

Globally, stock results moderated in the third quarter of 2016; bond interest rates remained low.

Stock returns tended to moderate during July and August. During much of the past decade, markets worldwide have been supported to varying degrees by accommodative policies from leading central banks, including the U.S. Federal Reserve (Fed), European Central Bank (ECB), Bank of England, and Bank of Japan. Investors have watched for signs that global central banks might shift away from accommodative policies, including low interest rates and bond purchases that tended to make riskier assets such as stocks and high-yield bonds more attractive. In the U.S., early-September comments by Fed officials suggested an interest-rate increase might occur, sending stock and bond prices down. Following the Fed’s September decision to delay a rate increase to later in 2016, stocks surged. In bond markets, interest rates rose but remained at historically low levels amid subdued global growth and modest inflation. It appeared that fixed-income investors concluded that yields had overshot the real risks of the U.K.’s vote to exit the European Union as economic activity strengthened.

During the fourth quarter of 2016, investors awaited election results and central-bank actions.

Entering the fourth quarter, anticipation of an interest-rate increase and the approaching general election tended to increase investor concerns. Following Donald Trump’s election victory, U.S. stocks rallied. Investors appeared optimistic that the new administration would pursue progrowth policies. Favorable economic news supported stocks, and interest rates moved higher. At its mid-December meeting, Fed officials raised the target interest rate by a quarter percentage point to a range from 0.50% to 0.75%. The fourth quarter also saw the implementation of the U.S. Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) for institutional prime and municipal money market funds as well as the possibility of liquidity fees and redemption gates. In the year leading up to money market fund reform implementation, nearly $1 trillion in assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1.00 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe.

Equity and bond markets advanced during the first quarter of 2017 amid improving economic data globally.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. U.S. economic data released

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[5]	The Chicago Board Options Exchange Market Volatility Index (CBOE VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Large Cap Core Fund	3

during the quarter reflected a healthy economy. Hiring remained strong, and business and consumer sentiment improved. In March, Fed officials raised their target interest rate by a quarter percentage point to a range from 0.75% to 1.00%. With the Fed’s target interest rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by strong demand and constrained new-issue supply. Outside of the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international developed markets because they benefited from both global economic growth and recent weakening in the U.S. dollar. Stocks in Asia, Europe, and Latin America also outperformed the U.S. market during the quarter.

Steady advancement in many markets marked the first seven months of 2017.

During the second quarter, most equity markets in the U.S. and abroad advanced. Steady, albeit modest, economic growth both in the U.S. and abroad and generally favorable corporate earnings announcements after the second quarter supported higher valuations. Within the economy, U.S. inflation trended lower despite the unemployment rate continuing to decline. Ten-year U.S. Treasury yields declined, resulting in stronger prices for long-term bonds. As was widely expected, in June, the Fed raised the target interest rate by a quarter percentage point to a range from 1.00% to 1.25%. In addition, the Fed indicated that it would begin to sell bonds accumulated on its balance sheet during quantitative easing programs conducted since 2008, likely beginning in later this year. Early in July, volatility expectations increased and then receded, as measured by the CBOE VIX.5 Although economic momentum increased in Europe, the ECB held its rates steady at low levels because underlying inflation remained subdued. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Large Cap Core Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Golden Capital Management, LLC

Portfolio managers

John R. Campbell, CFA®

Jeff C. Moser, CFA®

Average annual total returns (%) as of July 31, 20171

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	Since inception	1 year	5 year	Since inception	Gross	Net[3]
Class A (EGOAX)	12-17-2007	13.06	13.15	6.45	19.94	14.50	7.11	1.20	1.14
Class C (EGOCX)	12-17-2007	18.03	13.65	6.33	19.03	13.65	6.33	1.95	1.89
Class R (EGOHX)	9-30-2015	–	–	–	19.64	14.21	6.85	1.45	1.39
Class R6 (EGORX)	9-30-2015	–	–	–	24.01	15.70	7.89	0.77	0.68
Administrator Class (WFLLX)	7-16-2010	–	–	–	19.99	14.73	7.30	1.12	1.00
Institutional Class (EGOIX)	12-17-2007	–	–	–	20.43	15.03	7.56	0.87	0.70
S&P 500 Index[4]	–	–	–	–	16.04	14.78	8.04	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk and focused portfolio risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Large Cap Core Fund	5

Growth of $10,000 investment as of July 31, 2017[5]

[1]	Historical performance shown for Class R shares prior to their inception reflects the performance of Administrator Class shares, adjusted to reflect higher expenses applicable to Class R shares. Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and adjusted to reflect higher expenses applicable to Class R6 shares. Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect higher expenses applicable to Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Golden Large Cap Core Fund.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through November 30, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[4]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares since inception with the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Large Cap Core Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the S&P 500 Index, for the 12-month period that ended July 31, 2017.

∎	Stock selection and sector positioning were additive to performance relative to the benchmark index.

∎	Investments within the consumer discretionary sector detracted from performance—especially Foot Locker, Incorporated, which was negatively affected by the strengthening trend toward online shopping.

We experienced an earnings-driven market during the period.

A profit recovery for U.S. corporations began at the start of the reporting period. While the overall U.S. economy was not in recession up to that point, corporate profits were. The third and fourth quarters of 2016 were the first consecutive quarters of year-over-year profit growth for S&P 500 companies since the fourth quarter of 2014 and the first quarter of 2015. The blended S&P 500 earnings-growth rate of 14% for the first quarter of 2017 exceeded the consensus expectation of 9% and was the index’s highest year-over-year earnings-growth rate since the third quarter of 2011. As this commentary was being written, the second-quarter 2017 earnings-reporting season was underway; it likely may mark the fourth consecutive quarter of year-over-year profit growth. During the reporting period, the market rewarded the impressive recovery in profits.

Ten largest holdings (%) as of July 31, 2017[6]
NVIDIA Corporation	3.13
Microsoft Corporation	2.60
Apple Incorporated	2.54
Electronic Arts Incorporated	2.52
Aetna Incorporated	2.49
CDW Corporation of Delaware	2.47
JPMorgan Chase & Company	2.34
Comcast Corporation Class A	2.24
UnitedHealth Group Incorporated	2.21
NetApp Incorporated	2.18

Sector distribution as of July 31, 2017[7]

The Fund was well positioned to participate in the earnings recovery.

The two top-performing sectors in the S&P 500 Index over the reporting period, financials and information technology (IT), significantly outperformed the S&P 500 Index. The Fund benefited from overweights to these sectors and from favorable stock selection in each. The bottom-performing sectors in the S&P 500 Index—telecommunication services, real estate, and energy—generally lagged in terms of profit growth; the Fund maintained underweights to all three.

Investments in the consumer discretionary sector detracted, largely due to weakness in the specialty retail segment.

Although wary of traditional retail businesses, we have maintained exposure to the sports and athleisure category through the Fund’s position in Foot Locker. However, recent earnings at Foot Locker came in below expectations, and the stock declined, similar to the shares of many other retailers seen as vulnerable to the retail strength of Amazon.com, Incorporated.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Large Cap Core Fund	7

Our market outlook.

After a steady, upward move, U.S. markets were trading at or near all-time highs at the end of the reporting period, propelled by better-than-anticipated corporate earnings. We maintain a moderately positive outlook on the U.S. economy and believe monetary and fiscal policies likely may have a neutral impact on the markets over the short term. We expect the Trump administration to face continued challenges implementing its policy agenda; however, we believe progrowth tax cuts and regulatory reform are likely to come to fruition eventually.

Although investors have not been preoccupied with valuations in recent months, the S&P 500 Index’s 12-month forward-looking price-to-earnings ratio remained well above its 10-year average during the reporting period. Elevated valuations could leave the markets susceptible to negative shocks. Higher interest rates and reduced economic stimulus (use of monetary or fiscal policy changes to stimulate economic growth) make it unlikely that investors will be willing to pay even higher multiples for the same earnings. Therefore, better-than-expected earnings likely will be required to propel markets higher.

We continue to believe the combination of lofty growth expectations and elevated valuations warrant caution when evaluating the risk/reward trade-off in stock markets. We also believe that a disciplined investment process with a sound basis for growth expectations and the proper perspective on valuation provides the best opportunity for consistent, successful stock investing over the long term.

Please see footnotes on page 5.

8	Wells Fargo Large Cap Core Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2017 to July 31, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2017	Ending account value 7-31-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,092.84	$5.92	1.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.14	$5.71	1.14%
Class C
Actual	$1,000.00	$1,089.23	$9.79	1.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.42	$9.44	1.89%
Class R
Actual	$1,000.00	$1,091.35	$7.21	1.39%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$6.95	1.39%
Class R6
Actual	$1,000.00	$1,095.70	$3.53	0.68%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.41	0.68%
Administrator Class
Actual	$1,000.00	$1,093.69	$5.19	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.84	$5.01	1.00%
Institutional Class
Actual	$1,000.00	$1,094.86	$3.64	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51	0.70%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—July 31, 2017	Wells Fargo Large Cap Core Fund	9

Security name	Shares	Value

Common Stocks: 98.98%

Consumer Discretionary: 13.38%

Auto Components: 2.14%
Lear Corporation	151,043	$22,383,062

Automobiles: 1.84%
General Motors Company	533,781	19,205,440

Media: 2.24%
Comcast Corporation Class A	580,390	23,476,776

Specialty Retail: 7.16%
Foot Locker Incorporated	348,268	16,434,767
Lowe’s Companies Incorporated	265,880	20,579,112
The Home Depot Incorporated	148,392	22,199,443
The TJX Companies Incorporated	223,812	15,736,222

		74,949,544

Consumer Staples: 6.98%

Food & Staples Retailing: 5.04%
CVS Health Corporation	197,245	15,765,793
Sysco Corporation	333,618	17,554,979
Wal-Mart Stores Incorporated	243,116	19,446,849

		52,767,621

Food Products: 1.94%
Pinnacle Foods Incorporated	341,639	20,286,524

Energy: 4.94%

Oil, Gas & Consumable Fuels: 4.94%
Chevron Corporation	161,322	17,614,749
Exxon Mobil Corporation	202,775	16,230,111
Valero Energy Corporation	258,276	17,813,296

		51,658,156

Financials: 13.98%

Banks: 9.79%
Bank of America Corporation	819,952	19,777,242
Citizens Financial Group Incorporated	518,216	18,179,017
Huntington Bancshares Incorporated	1,478,547	19,590,748
JPMorgan Chase & Company	266,723	24,485,171
SunTrust Banks Incorporated	356,665	20,433,338

		102,465,516

Insurance: 4.19%
Lincoln National Corporation	301,021	21,992,594
Prudential Financial Incorporated	192,560	21,803,569

		43,796,163

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Large Cap Core Fund	Portfolio of investments—July 31, 2017

Security name	Shares	Value

Health Care: 13.93%

Biotechnology: 3.49%
Amgen Incorporated	106,034	$18,503,993
Gilead Sciences Incorporated	236,465	17,992,622

		36,496,615

Health Care Providers & Services: 6.80%
Aetna Incorporated	168,548	26,008,642
Centene Corporation †	276,754	21,979,803
UnitedHealth Group Incorporated	120,620	23,136,122

		71,124,567

Pharmaceuticals: 3.64%
Johnson & Johnson	156,164	20,726,086
Merck & Company Incorporated	271,427	17,338,757

		38,064,843

Industrials: 9.31%

Aerospace & Defense: 2.14%
Northrop Grumman Corporation	85,093	22,390,521

Airlines: 1.73%
Delta Air Lines Incorporated	366,299	18,080,519

Construction & Engineering: 1.64%
EMCOR Group Incorporated	254,355	17,168,963

Machinery: 3.80%
Stanley Black & Decker Incorporated	138,991	19,554,644
The Toro Company	283,328	20,141,788

		39,696,432

Information Technology: 26.64%

Electronic Equipment, Instruments & Components: 4.54%
CDW Corporation of Delaware	407,238	25,831,106
Jabil Circuit Incorporated	710,102	21,658,111

		47,489,217

Internet Software & Services: 1.92%
Alphabet Incorporated Class C †	21,552	20,054,136

Semiconductors & Semiconductor Equipment: 6.49%
Analog Devices Incorporated	237,850	18,792,529
Intel Corporation	463,060	16,424,738
NVIDIA Corporation	201,305	32,714,076

		67,931,343

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2017	Wells Fargo Large Cap Core Fund	11

Security name		Shares	Value

Software: 7.08%
Electronic Arts Incorporated †		225,895	$26,370,982
Microsoft Corporation		373,451	27,149,888
VMware Incorporated Class A †«		221,739	20,557,423

			74,078,293

Technology Hardware, Storage & Peripherals: 6.61%
Apple Incorporated		178,693	26,577,010
HP Incorporated		1,036,102	19,789,548
NetApp Incorporated		524,836	22,788,377

			69,154,935

Materials: 5.95%

Chemicals: 2.06%
The Dow Chemical Company		335,442	21,548,794

Containers & Packaging: 2.14%
Avery Dennison Corporation		240,751	22,372,990

Metals & Mining: 1.75%
Nucor Corporation		317,493	18,309,821

Real Estate: 3.87%

Equity REITs: 3.87%
American Tower Corporation		151,972	20,718,343
Prologis Incorporated		325,155	19,772,676

			40,491,019

Total Common Stocks (Cost $795,796,857)			1,035,441,810

	Yield
Short-Term Investments: 2.66%

Investment Companies: 2.66%
Securities Lending Cash Investment LLC (l)(r)(u)	1.25%	19,847,049	19,849,034
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.89	7,987,308	7,987,308

Total Short-Term Investments (Cost $27,836,342)			27,836,342

Total investments in securities (Cost $823,633,199) *	101.64%	1,063,278,152
Other assets and liabilities, net	(1.64)	(17,161,310)

Total net assets	100.00%	$1,046,116,842

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $826,977,433 and unrealized gains (losses) consists of:

Gross unrealized gains	$250,218,070
Gross unrealized losses	(13,917,351)

Net unrealized gains	$236,300,719

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Large Cap Core Fund	Statement of assets and liabilities—July 31, 2017

Assets
Investments
In unaffiliated securities (including $19,524,726 of securities loaned), at value (cost $795,796,857)	$1,035,441,810
In affiliated securities, at value (cost $27,836,342)	27,836,342

Total investments, at value (cost $823,633,199)	1,063,278,152
Receivable for investments sold	23,611,597
Receivable for Fund shares sold	1,299,051
Receivable for dividends	673,883
Receivable for securities lending income	11,796
Prepaid expenses and other assets	74,727

Total assets	1,088,949,206

Liabilities
Payable for investments purchased	20,526,961
Payable for Fund shares redeemed	1,696,260
Payable upon receipt of securities loaned	19,849,050
Management fee payable	507,477
Distribution fees payable	38,791
Administration fees payable	141,437
Accrued expenses and other liabilities	72,388

Total liabilities	42,832,364

Total net assets	$1,046,116,842

NET ASSETS CONSIST OF
Paid-in capital	$801,311,554
Undistributed net investment income	5,135,039
Accumulated net realized gains on investments	25,296
Net unrealized gains on investments	239,644,953

Total net assets	$1,046,116,842

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$329,974,000
Shares outstanding – Class A1	18,323,341
Net asset value per share – Class A	$18.01
Maximum offering price per share – Class A2	$19.11
Net assets – Class C	$60,697,190
Shares outstanding – Class C1	3,429,880
Net asset value per share – Class C	$17.70
Net assets – Class R	$1,369,483
Shares outstanding – Class R1	75,904
Net asset value per share – Class R	$18.04
Net assets – Class R6	$121,843
Shares outstanding – Class R6[1]	6,737
Net asset value per share – Class R6	$18.09
Net assets – Administrator Class	$32,090,820
Shares outstanding – Administrator Class[1]	1,762,285
Net asset value per share – Administrator Class	$18.21
Net assets – Institutional Class	$621,863,506
Shares outstanding – Institutional Class[1]	34,316,397
Net asset value per share – Institutional Class	$18.12

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended July 31, 2017	Wells Fargo Large Cap Core Fund	13

Investment income
Dividends	$19,820,682
Securities lending income, net	87,127
Income from affiliated securities	50,528

Total investment income	19,958,337

Expenses
Management fee	7,043,946
Administration fees
Class A	697,529
Class C	132,380
Class R	661
Class R6	130
Administrator Class	43,343
Institutional Class	776,056
Shareholder servicing fees
Class A	830,392
Class C	157,595
Class R	787
Administrator Class	82,839
Distribution fees
Class C	472,784
Class R	787
Custody and accounting fees	38,597
Professional fees	46,596
Registration fees	152,174
Shareholder report expenses	120,558
Trustees’ fees and expenses	21,303
Other fees and expenses	22,324

Total expenses	10,640,781
Less: Fee waivers and/or expense reimbursements	(1,143,291)

Net expenses	9,497,490

Net investment income	10,460,847

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	51,027,018
Affiliated securities	(16)

Net realized gains on investments	51,027,002

Net change in unrealized gains (losses) on investments	125,930,322

Net realized and unrealized gains (losses) on investments	176,957,324

Net increase in net assets resulting from operations	$187,418,171

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Large Cap Core Fund	Statement of changes in net assets

	Year ended July 31, 2017		Year ended July 31, 2016

Operations
Net investment income		$10,460,847			$6,674,384
Net realized gains (losses) on investments		51,027,002			(46,422,704)
Net change in unrealized gains (losses) on investments		125,930,322			27,105,014

Net increase (decrease) in net assets resulting from operations		187,418,171			(12,643,306)

Distributions to shareholders from
Net investment income
Class A		(2,565,745)			(1,280,167)
Class R		(172)			(136)[1]
Class R6		(1,269)			(184)[1]
Administrator Class		(3,812)			(617,773)
Institutional Class		(7,464,521)			(732,443)
Net realized gains
Class A		0			(3,571,260)
Class C		0			(613,350)
Class R		0			(222)[1]
Class R6		0			(222)[1]
Administrator Class		0			(908,858)
Institutional Class		0			(831,664)

Total distributions to shareholders		(10,035,519)			(8,556,279)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,356,533	22,414,439	25,918,673		399,364,361
Class C	498,889	8,120,255	2,898,348		42,984,877
Class R	75,652	1,314,056	1,706	[1]	25,000 [1]
Class R6	7,956	134,824	171,642	[1]	2,413,783 [1]
Administrator Class	1,481,988	25,548,238	4,428,450		66,283,791
Institutional Class	23,412,722	371,792,237	25,684,762		381,059,292
Investor Class	N/A	N/A	508,724	[2]	7,701,975 [2]

		429,324,049			899,833,079

Reinvestment of distributions
Class A	149,877	2,451,983	311,622		4,725,942
Class C	0	0	32,452		481,595
Class R	10	172	23	[1]	358 [1]
Class R6	77	1,269	27	[1]	406 [1]
Administrator Class	230	3,794	99,938		1,525,664
Institutional Class	405,841	6,663,907	63,053		966,052

		9,121,125			7,700,017

Payment for shares redeemed
Class A	(6,971,518)	(112,765,238)	(8,578,334)		(125,072,291)
Class C	(1,878,343)	(29,564,534)	(1,521,640)		(21,894,194)
Class R	(1,487)	(25,647)	0	[1]	0 [1]
Class R6	(162,028)	(2,459,889)	(10,937)[1]		(158,688)[1]
Administrator Class	(3,533,468)	(56,128,061)	(5,987,164)		(87,751,181)
Institutional Class	(16,596,815)	(273,283,736)	(9,789,487)		(144,146,531)
Investor Class	N/A	N/A	(18,604,700)[2]		(290,535,816)[2]

		(474,227,105)			(669,558,701)

Net asset value of shares issued in acquisition
Institutional Class	0	0	7,161,519		103,887,609

Net increase (decrease) in net assets resulting from capital share transactions		(35,781,931)			341,862,004

Total increase in net assets		141,600,721			320,662,419

Net assets
Beginning of period		904,516,121			583,853,702

End of period		$1,046,116,842			$904,516,121

Undistributed net investment income		$5,135,039			$5,083,557

[1]	For the period from September 30, 2015 (commencement of class operations) to July 31, 2016

[2]	For the period from August 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Large Cap Core Fund	15

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2017	2016	2015	2014	2013
Net asset value, beginning of period	$15.13	$15.81	$14.30	$12.13	$9.50
Net investment income	0.15	0.10	0.06	0.06 [1]	0.07
Net realized and unrealized gains (losses) on investments	2.85	(0.60)	1.50	2.20	2.64

Total from investment operations	3.00	(0.50)	1.56	2.26	2.71
Distributions to shareholders from
Net investment income	(0.12)	(0.05)	(0.05)	(0.09)	(0.08)
Net realized gains	0.00	(0.13)	0.00	0.00	0.00

Total distributions to shareholders	(0.12)	(0.18)	(0.05)	(0.09)	(0.08)
Net asset value, end of period	$18.01	$15.13	$15.81	$14.30	$12.13
Total return[2]	19.94%	(3.18)%	10.99%	18.58%	28.76%
Ratios to average net assets (annualized)
Gross expenses	1.19%	1.20%	1.26%	1.29%	1.33%
Net expenses	1.14%	1.14%	1.14%	1.14%	1.14%
Net investment income	0.82%	0.80%	0.35%	0.47%	0.75%
Supplemental data
Portfolio turnover rate	50%	51%	44%	61%	67%
Net assets, end of period (000s omitted)	$329,974	$359,971	$97,041	$26,685	$15,267

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Large Cap Core Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2017	2016	2015	2014	2013
Net asset value, beginning of period	$14.87	$15.61	$14.17	$12.05	$9.45
Net investment income (loss)	0.00 [1]	0.00 [1,2]	(0.06)[2]	(0.01)	(0.00)[1]
Net realized and unrealized gains (losses) on investments	2.83	(0.61)	1.50	2.15	2.62

Total from investment operations	2.83	(0.61)	1.44	2.14	2.62
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.02)	(0.02)
Net realized gains	0.00	(0.13)	0.00	0.00	0.00

Total distributions to shareholders	0.00	(0.13)	0.00	(0.02)	(0.02)
Net asset value, end of period	$17.70	$14.87	$15.61	$14.17	$12.05
Total return[3]	19.03%	(3.90)%	10.16%	17.73%	27.82%
Ratios to average net assets (annualized)
Gross expenses	1.94%	1.95%	2.01%	2.04%	2.08%
Net expenses	1.89%	1.89%	1.89%	1.89%	1.89%
Net investment income (loss)	0.07%	0.02%	(0.38)%	(0.30)%	(0.01)%
Supplemental data
Portfolio turnover rate	50%	51%	44%	61%	67%
Net assets, end of period (000s omitted)	$60,697	$71,512	$53,076	$8,624	$3,786

[1]	Amount is less than $0.005.

[2]	Calculated based upon average shares outstanding

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Large Cap Core Fund	17

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R	2017	2016[1]
Net asset value, beginning of period	$15.17	$14.66
Net investment income	0.13	0.06
Net realized and unrealized gains (losses) on investments	2.84	0.66

Total from investment operations	2.97	0.72
Distributions to shareholders from
Net investment income	(0.10)	(0.08)
Net realized gains	0.00	(0.13)

Total distributions to shareholders	(0.10)	(0.21)
Net asset value, end of period	$18.04	$15.17
Total return[2]	19.64%	4.90%
Ratios to average net assets (annualized)
Gross expenses	1.44%	1.46%
Net expenses	1.39%	1.39%
Net investment income	0.51%	0.52%
Supplemental data
Portfolio turnover rate	50%	51%
Net assets, end of period (000s omitted)	$1,369	$26

[1]	For the period from September 30, 2015 (commencement of class operations) to July 31, 2016

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Large Cap Core Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R6	2017	2016[1]
Net asset value, beginning of period	$15.24	$14.66
Net investment income	0.25 [2]	0.20
Net realized and unrealized gains (losses) on investments	3.33	0.62

Total from investment operations	3.58	0.82
Distributions to shareholders from
Net investment income	(0.73)	(0.11)
Net realized gains	0.00	(0.13)

Total distributions to shareholders	(0.73)	(0.24)
Net asset value, end of period	$18.09	$15.24
Total return[3]	24.01%	5.57%
Ratios to average net assets (annualized)
Gross expenses	0.76%	0.77%
Net expenses	0.68%	0.68%
Net investment income	1.62%	1.31%
Supplemental data
Portfolio turnover rate	50%	51%
Net assets, end of period (000s omitted)	$122	$2,449

[1]	For the period from September 30, 2015 (commencement of class operations) to July 31, 2016

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Large Cap Core Fund	19

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$15.18	$15.87	$14.34	$12.16	$9.52
Net investment income	0.16 [1]	0.15	0.10	0.09	0.10
Net realized and unrealized gains (losses) on investments	2.87	(0.62)	1.50	2.20	2.64

Total from investment operations	3.03	(0.47)	1.60	2.29	2.74
Distributions to shareholders from
Net investment income	(0.00)[2]	(0.09)	(0.07)	(0.11)	(0.10)
Net realized gains	0.00	(0.13)	0.00	0.00	0.00

Total distributions to shareholders	(0.00)[2]	(0.22)	(0.07)	(0.11)	(0.10)
Net asset value, end of period	$18.21	$15.18	$15.87	$14.34	$12.16
Total return	19.99%	(2.98)%	11.28%	18.83%	29.12%
Ratios to average net assets (annualized)
Gross expenses	1.10%	1.12%	1.11%	1.11%	1.14%
Net expenses	1.00%	0.96%	0.90%	0.90%	0.89%
Net investment income	1.00%	0.95%	0.61%	0.63%	1.00%
Supplemental data
Portfolio turnover rate	50%	51%	44%	61%	67%
Net assets, end of period (000s omitted)	$32,091	$57,879	$83,692	$6,849	$1,192

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Large Cap Core Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$15.23	$15.91	$14.35	$12.16	$9.52
Net investment income	0.18	0.18 [1]	0.14 [1]	0.11 [1]	0.13 [1]
Net realized and unrealized gains (losses) on investments	2.91	(0.62)	1.50	2.21	2.63

Total from investment operations	3.09	(0.44)	1.64	2.32	2.76
Distributions to shareholders from
Net investment income	(0.20)	(0.11)	(0.08)	(0.13)	(0.12)
Net realized gains	0.00	(0.13)	0.00	0.00	0.00

Total distributions to shareholders	(0.20)	(0.24)	(0.08)	(0.13)	(0.12)
Net asset value, end of period	$18.12	$15.23	$15.91	$14.35	$12.16
Total return	20.43%	(2.75)%	11.51%	19.21%	29.38%
Ratios to average net assets (annualized)
Gross expenses	0.86%	0.87%	0.84%	0.85%	0.90%
Net expenses	0.70%	0.70%	0.66%	0.66%	0.66%
Net investment income	1.23%	1.22%	0.86%	0.83%	1.24%
Supplemental data
Portfolio turnover rate	50%	51%	44%	61%	67%
Net assets, end of period (000s omitted)	$621,864	$412,678	$63,235	$5,775	$537

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Large Cap Core Fund	21

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Large Cap Core Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund. Information for Investor Class shares reflected in the financial statements represents activity through October 23, 2015.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy

22	Wells Fargo Large Cap Core Fund	Notes to financial statements

by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to dividends from certain securities. At July 31, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized gains on investments
$(373,846)	$373,846

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

Notes to financial statements	Wells Fargo Large Cap Core Fund	23

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$140,014,822	$0	$0	$140,014,822
Consumer staples	73,054,145	0	0	73,054,145
Energy	51,658,156	0	0	51,658,156
Financials	146,261,679	0	0	146,261,679
Health care	145,686,025	0	0	145,686,025
Industrials	97,336,435	0	0	97,336,435
Information technology	278,707,924	0	0	278,707,924
Materials	62,231,605	0	0	62,231,605
Real estate	40,491,019	0	0	40,491,019

Short-term investments
Investment companies	7,987,308	0	0	7,987,308
Investments measured at net asset value*				19,849,034
	$1,043,429,118	$0	$0	$1,063,278,152

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $19,849,034 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At July 31, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.70% and declining to 0.505% as the average daily net assets of the Fund increase. For the year ended July 31, 2017, the management fee was equivalent to an annual rate of 0.69% of the Fund’s average daily net assets.

24	Wells Fargo Large Cap Core Fund	Notes to financial statements

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Golden Capital Management, LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C, Class R	0.21%
Class R6	0.03
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through November 30, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.14% for Class A shares, 1.89% for Class C shares, 1.39% for Class R shares, 0.68% for Class R6 shares, 1.00% for Administrator Class shares, and 0.70% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

During the year ended July 31, 2017, State Street Bank and Trust Company, the Fund’s custodian, reimbursed the Fund $1,025 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in dividend income on the Statement of Operations. In addition, Funds Management was also reimbursed $3,038 for waivers/reimbursements it made to the Fund during the period the Fund was erroneously billed.

Distribution fees

The Trust has adopted a distribution plan for Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2017, Funds Distributor received $12,712 from the sale of Class A shares and $1,168 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A for the year ended July 31, 2017.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class, of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell investment securities to other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

Notes to financial statements	Wells Fargo Large Cap Core Fund	25

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2017 were $501,535,905 and $528,725,333, respectively.

6. ACQUISITION

After the close of business on May 20, 2016, the Fund acquired the net assets of Golden Large Cap Core Fund. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. Shareholders holding Institutional Class shares of Golden Large Cap Core Fund received Institutional Class shares of the Fund in the reorganization. The acquisition was accomplished by a tax-free exchange of all of the Institutional Class shares of Golden Large Cap Core Fund for 7,161,519 Institutional Class shares of the Fund valued at $103,887,609 at an exchange ratio of 0.90. The investment portfolio of Golden Large Cap Core Fund with a fair value of $101,587,245, identified cost of $91,037,630 and unrealized gains of $10,549,615 at May 20, 2016 were the principal assets acquired by the Fund. The aggregate net assets of Golden Large Cap Core Fund and the Fund immediately prior to the acquisition were $103,887,609 and $865,210,261, respectively. The aggregate net assets of the Fund immediately after the acquisition were $969,097,870. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Golden Large Cap Core Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed August 1, 2015, the beginning of the annual reporting period for the Fund, the pro forma results of operations for the year ended July 31, 2016 would have been:

Net investment income	$7,679,055
Net realized and unrealized gains (losses) on investments	$(9,371,087)
Net decrease in net assets resulting from operations	$(1,692,032)

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $250,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 30, 2016, the revolving credit agreement amount was $200,000,000 and the annual commitment fee was equal to 0.20% of the unused balance which was allocated to each participating fund.

For the year ended July 31, 2017, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2017 and July 31, 2016 were as follows:

	Year ended July 31
	2017	2016
Ordinary income	$10,035,519	$2,630,814
Long-term capital gain	0	5,925,465

As of July 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$5,135,073	$3,369,530	$236,300,719

26	Wells Fargo Large Cap Core Fund	Notes to financial statements

9. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in the Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the amendments to Regulation S-X and its adoption will result in enhanced financial disclosures in the Fund’s financial statements. Management continues to evaluate the reporting requirements for the new form types (compliance date is June 1, 2018) and the implementation of the liquidity risk management program (compliance date is December 1, 2018).

Report of independent registered public accounting firm	Wells Fargo Large Cap Core Fund	27

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Large Cap Core Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of July 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Large Cap Core Fund as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 25, 2017

28	Wells Fargo Large Cap Core Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2017.

Pursuant to Section 854 of the Internal Revenue Code, $10,035,519 of income dividends paid during the fiscal year ended July 31, 2017 has been designated as qualified dividend income (QDI).

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

SPECIAL MEETING OF SHAREHOLDERS

On March 6, 2017, a Special Meeting of Shareholders for the Fund was held to consider the following proposal. The results of the proposal are indicated below.

Proposal – To consider and act upon a new investment sub-advisory agreement with Golden Capital Management, LLC:

Shares Voted “For”	23,202,883
Shares Voted “Against”	1,134,162
Shares Voted “Abstain”	7,618,769

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Large Cap Core Fund	29

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 145 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

30	Wells Fargo Large Cap Core Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996: Vice Chairman, since 2017	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Advisory Board Members

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Advisory Board Member, since 2017	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors (Blackrock) from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Prior thereto, Vice President, Fidelity Retail Mutual Fund Group from 1996 to 1998 and Risk Management Practice Manager, Fidelity Consulting from 1995 to 1996. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	None
Pamela Wheelock (Born 1959)	Advisory Board Member, since 2017	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	None

Other information (unaudited)	Wells Fargo Large Cap Core Fund	31

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 76 funds in the Fund Complex and Assistant Treasurer of 69 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

32	Wells Fargo Large Cap Core Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 16-17, 2017 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Large Cap Core Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Golden Capital Management, LLC (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2017, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2017. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board noted that the Board approved a new Sub-Advisory Agreement with the Sub-Adviser (the “New Sub-Advisory Agreement”) for the Fund at a previous Board meeting held on February 28-March 1, 2017 due to an impending transaction that will result in a “change of control” (as defined in the 1940 Act) of the Sub-Adviser that is expected to occur on or about July 1, 2017. The Board further noted that the current Sub-Advisory Agreement with the Sub-Adviser (the “Current Sub-Advisory Agreement”) for the Fund will only continue in effect until the Golden Transaction occurs, at which time the Current Sub-Advisory Agreement will automatically terminate and the New Sub-Advisory Agreement will become effective.

Other information (unaudited)	Wells Fargo Large Cap Core Fund	33

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2016. In certain cases, the Board also considered more current results for various time periods ended March 31, 2017. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was higher than the average performance of the Universe for the three- and five-year periods ended December 31, 2016, but lower than the average performance of the Universe for the one-year period ended December 31, 2016. However, the Board noted that the performance ranking of the Fund in the Universe had improved from the prior quarter-end for the one--year period ended March 31, 2017. The Board also noted that the performance of the Fund was higher than its benchmark, the S&P 500 Index, for the five-year period ended December 31, 2016, but lower than its benchmark for the one- and three-year periods ended December 31, 2016.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for all share classes. The Board discussed and accepted Funds Management’s proposal to reduce the net operating expense ratio caps for all share classes of the Fund.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than, equal to, or in range of the sum of these average rates for the expense Groups for all of the Fund’s share classes except Administrator Class. The Board however noted that net operating expense ratios of the Fund’s Administrator Class were lower than the median net operating expense ratio of the Administrator Class’ expense Group.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

34	Wells Fargo Large Cap Core Fund	Other information (unaudited)

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements are means of sharing potential economies of scale with shareholders of the Fund. The Board discussed and accepted Funds Management’s proposal to reduce the net operating expense ratio caps for all share classes of the Fund. The Board considered Funds Management’s view, which Funds Management indicated was supported by independent third-party industry studies which were summarized for the Board, that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo Large Cap Core Fund	35

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

305356 09-17 A208/AR208 07-17

Annual Report

July 31, 2017

Wells Fargo Large Cap Growth Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Large Cap Growth Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

In bond markets, interest rates rose but remained at historically low levels amid subdued global growth and modest inflation.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Large Cap Growth Fund for the 12-month period that ended July 31, 2017. Many equity markets advanced during this reporting period, supported by modest economic growth despite political uncertainty. U.S. and international stocks returned 16.04% and 19.01%, for the 12-month period, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net)2, respectively. Within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned -1.28% and the Bloomberg Barclays Municipal Bond Index4 returned 0.26% as interest rates rose from low levels.

Globally, stock results moderated in the third quarter of 2016; bond interest rates remained low.

Stock returns tended to moderate during July and August. During much of the past decade, markets worldwide have been supported to varying degrees by accommodative policies from leading central banks, including the U.S. Federal Reserve (Fed), European Central Bank (ECB), Bank of England, and Bank of Japan. Investors have watched for signs that global central banks might shift away from accommodative policies, including low interest rates and bond purchases that tended to make riskier assets such as stocks and high-yield bonds more attractive. In the U.S., early-September comments by Fed officials suggested an interest-rate increase might occur, sending stock and bond prices down. Following the Fed’s September decision to delay a rate increase to later in 2016, stocks surged. In bond markets, interest rates rose but remained at historically low levels amid subdued global growth and modest inflation. It appeared that fixed-income investors concluded that yields had overshot the real risks of the U.K.’s vote to exit the European Union as economic activity strengthened.

During the fourth quarter of 2016, investors awaited election results and central-bank actions.

Entering the fourth quarter, anticipation of an interest-rate increase and the approaching general election tended to increase investor concerns. Following Donald Trump’s election victory, U.S. stocks rallied. Investors appeared optimistic that the new administration would pursue progrowth policies. Favorable economic news supported stocks, and interest rates moved higher. At its mid-December meeting, Fed officials raised the target interest rate by a quarter percentage point to a range from 0.50% to 0.75%. The fourth quarter also saw the implementation of the U.S. Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) for institutional prime and municipal money market funds as well as the possibility of liquidity fees and redemption gates. In the year leading up to money market fund reform implementation, nearly $1 trillion in assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1.00 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe.

Equity and bond markets advanced during the first quarter of 2017 amid improving economic data globally.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. U.S. economic data released

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[5]	The Chicago Board Options Exchange Market Volatility Index (CBOE VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Large Cap Growth Fund	3

during the quarter reflected a healthy economy. Hiring remained strong, and business and consumer sentiment improved. In March, Fed officials raised their target interest rate by a quarter percentage point to a range from 0.75% to 1.00%. With the Fed’s target interest rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by strong demand and constrained new-issue supply. Outside of the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international developed markets because they benefited from both global economic growth and recent weakening in the U.S. dollar. Stocks in Asia, Europe, and Latin America also outperformed the U.S. market during the quarter.

Steady advancement in many markets marked the first seven months of 2017.

During the second quarter, most equity markets in the U.S. and abroad advanced. Steady, albeit modest, economic growth both in the U.S. and abroad and generally favorable corporate earnings announcements after the second quarter supported higher valuations. Within the economy, U.S. inflation trended lower despite the unemployment rate continuing to decline. Ten-year U.S. Treasury yields declined, resulting in stronger prices for long-term bonds. As was widely expected, in June, the Fed raised the target interest rate by a quarter percentage point to a range from 1.00% to 1.25%. In addition, the Fed indicated that it would begin to sell bonds accumulated on its balance sheet during quantitative easing programs conducted since 2008, likely beginning later this year. Early in July, volatility expectations increased and then receded, as measured by the CBOE VIX.5 Although economic momentum increased in Europe, the ECB held its rates steady at low levels because underlying inflation remained subdued. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Large Cap Growth Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Joseph M. Ebherhardy, CFA®, CPA

Thomas C. Ognar, CFA®

Bruce C. Olson, CFA®

Average annual total returns (%) as of July 31, 20171

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (STAFX)	7-30-2010	8.01	11.51	7.65	14.60	12.84	8.29	1.16	1.07
Class C (STOFX)	7-30-2010	12.74	12.00	7.50	13.74	12.00	7.50	1.91	1.82
Class R (STMFX)	6-15-2012	–	–	–	14.30	12.55	8.06	1.41	1.32
Class R4 (SLGRX)	11-30-2012	–	–	–	14.96	13.20	8.54	0.88	0.80
Class R6 (STFFX)	11-30-2012	–	–	–	15.09	13.35	8.61	0.73	0.65
Administrator Class (STDFX)	7-30-2010	–	–	–	14.75	12.98	8.39	1.08	0.95
Institutional Class (STNFX)	7-30-2010	–	–	–	14.98	13.27	8.57	0.83	0.75
Russell 1000® Growth Index[4]	–	–	–	–	18.05	15.60	9.36	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Large Cap Growth Fund	5

Growth of $10,000 investment as of July 31, 2017[5]

[1]	Historical performance shown for Class A, Administrator Class, and Institutional Class shares prior to their inception reflects the performance of the former Investor Class shares, and includes the higher expenses applicable to the former Investor Class shares. If these expenses had not been included, returns for Class A, Administrator Class, and Institutional Class shares would be higher. Historical performance shown for Class C and Class R shares prior to their inception reflects the performance of the former Investor Class shares, adjusted to reflect the higher expenses applicable to Class C and Class R shares. Historical performance shown for Class R4 shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Class R4 shares. Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through November 30, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[4]	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was not held in the Fund at the end of the reporting period.

6	Wells Fargo Large Cap Growth Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Russell 1000® Growth Index, for the 12-month period that ended July 31, 2017.

∎	Holdings within the consumer discretionary and energy sectors detracted from the Fund’s performance for the period.

∎	The Fund’s performance benefited from an underweight to stocks in the consumer staples sector and from select holdings in the health care and information technology (IT) sectors.

Challenges the Fund faced in the first five months of the period faded in 2017, and performance rebounded.

During the last five months of 2016 historically low interest rates drove investors to continue to seek alternative sources of income via dividend-paying stocks. As a result, stocks paying dividend yields greater than 2% contributed disproportionately to the total return of the Russell 1000® Growth Index during the last five months of 2016; also, the market environment often was influenced by investor sentiment rather than by fundamentals during these months. The six-week period following the U.S. presidential election in November 2016 further challenged the Fund as investors—anticipating infrastructure spending under the new administration—rotated out of IT and health care stocks in favor of more cyclical companies. All of these dynamics combined drove the majority of the Fund’s underperformance through the end of 2016; navigating through these events was difficult given our emphasis on adding value through bottom-up selection of faster-growing stocks. However, the Fund’s performance improved dramatically in 2017 as investors shifted their focus away from dividends and back to fundamentals. From January 2017 through the end of the reporting period, the markets were driven by faster-growing IT and health care stocks with strong fundamentals. Also, investors cheered earnings growth, which had largely stagnated in recent years. Strong employment figures, slow-but-steady U.S. economic growth, and economic improvement in Europe further contributed to the positive sentiment that buoyed the market during the first seven months of 2017.

Ten largest holdings (%) as of July 31, 2017[6]
Facebook Incorporated Class A	7.03
Amazon.com Incorporated	6.22
Microsoft Corporation	5.37
Alphabet Incorporated Class A	4.44
Visa Incorporated Class A	3.35
Alphabet Incorporated Class C	3.26
MasterCard Incorporated Class A	3.25
Celgene Corporation	2.84
Broadcom Limited	2.49
Microchip Technology Incorporated	2.32

Results from the Fund’s holdings in the consumer discretionary and energy sectors detracted from performance.

Stocks in the consumer discretionary sector struggled for most of the period. Changing consumer-spending patterns and the onslaught of e-commerce have disrupted the traditional retail model. As a result, store traffic and year-over-year sales generally were disappointing for companies such as Dollar Tree, Incorporated; Tractor Supply Company*; and O’Reilly Automotive, Incorporated*.

Energy stocks were extremely volatile during the period. Holdings such as Concho Resources Incorporated and Pioneer Natural Resources Company generated respectable fundamentals and issued positive guidance regarding future production. Unfortunately, intraperiod declines in oil prices and service cost issues negatively affected the stocks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Large Cap Growth Fund	7

Sector distribution as of July 31, 2017[7]

The Fund benefited from an underweight to stocks in the consumer staples sector and from select holdings in the health care and IT sectors.

The consumer staples sector contains many of the higher-dividend-yielding stocks within the index. The sector underperformed during the last five months of 2016, especially postelection as investors pursued more cyclical opportunities; the sector also lagged in 2017 through the end of the reporting period as faster-growing stocks regained favor with investors. Due to our focus on faster-growing companies, the Fund generally remains underweight stocks in this slower-growing sector.

The health care sector, which struggled in recent periods in response to negative rhetoric during political campaigns,

experienced a recovery during the reporting period. As a result, Vertex Pharmaceuticals Incorporated, Incyte Corporation, and Edwards Lifesciences Corporation were among Fund holdings that contributed to performance. In the IT sector, Fund holdings Microchip Technology Incorporated; Broadcom Limited; and Facebook, Incorporated, contributed positively to performance. Each company generated better-than-expected earnings and revenue growth and provided positive forward guidance.

We continue to focus on consistently implementing our process.

Over the course of the 12-month period, we made modest adjustments to the Fund to potentially capitalize on opportunities and position for the future. Using our bottom-up research process, we added companies in the IT sector that met our criteria for robust, sustainable growth that appears underappreciated by the market. We funded these purchases primarily with the proceeds from sales of holdings in the consumer staples and consumer discretionary sectors. We remain committed to our process of identifying stocks with robust, sustainable growth that is underappreciated by the market.

Please see footnotes on page 5.

8	Wells Fargo Large Cap Growth Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2017 to July 31, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2017	Ending account value 7-31-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,131.69	$5.66	1.07%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.49	$5.36	1.07%
Class C
Actual	$1,000.00	$1,127.42	$9.60	1.82%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.77	$9.10	1.82%
Class R
Actual	$1,000.00	$1,130.35	$6.97	1.32%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$6.61	1.32%
Class R4
Actual	$1,000.00	$1,133.76	$4.23	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.83	$4.01	0.80%
Class R6
Actual	$1,000.00	$1,134.24	$3.44	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.26	0.65%
Administrator Class
Actual	$1,000.00	$1,132.66	$5.02	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.08	$4.76	0.95%
Institutional Class
Actual	$1,000.00	$1,133.59	$3.97	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76	0.75%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—July 31, 2017	Wells Fargo Large Cap Growth Fund	9

Security name	Shares	Value

Common Stocks: 100.63%

Consumer Discretionary: 16.85%

Hotels, Restaurants & Leisure: 1.82%
Marriott International Incorporated Class A	100,790	$10,501,310
Starbucks Corporation	174,000	9,392,520

		19,893,830

Internet & Direct Marketing Retail: 9.08%
Amazon.com Incorporated †	69,000	68,156,820
Netflix Incorporated †	50,000	9,083,000
The Priceline Group Incorporated †	10,940	22,191,790

		99,431,610

Multiline Retail: 2.20%
Dollar Tree Incorporated †	335,000	24,146,800

Specialty Retail: 2.93%
The Home Depot Incorporated	161,000	24,085,600
ULTA Beauty Incorporated †	32,080	8,058,817

		32,144,417

Textiles, Apparel & Luxury Goods: 0.82%
Nike Incorporated Class B	151,840	8,966,152

Consumer Staples: 3.21%

Beverages: 0.77%
Dr Pepper Snapple Group Incorporated	92,320	8,415,891

Food & Staples Retailing: 1.03%
Costco Wholesale Corporation	71,350	11,309,689

Personal Products: 1.41%
The Estee Lauder Companies Incorporated Class A	156,000	15,442,440

Energy: 1.93%

Oil, Gas & Consumable Fuels: 1.93%
Concho Resources Incorporated †	121,460	15,821,380
Pioneer Natural Resources Company	32,740	5,339,894

		21,161,274

Financials: 4.72%

Capital Markets: 4.72%
Charles Schwab Corporation	429,150	18,410,535
CME Group Incorporated	131,360	16,107,363
Morgan Stanley	366,640	17,195,416

		51,713,314

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Large Cap Growth Fund	Portfolio of investments—July 31, 2017

Security name	Shares	Value

Health Care: 12.23%

Biotechnology: 7.36%
Alexion Pharmaceuticals Incorporated †	16,000	$2,197,440
BioMarin Pharmaceutical Incorporated †	95,420	8,371,197
Celgene Corporation †	230,000	31,144,300
Incyte Corporation †	76,110	10,144,702
Regeneron Pharmaceuticals Incorporated †	21,590	10,614,076
Vertex Pharmaceuticals Incorporated †	119,580	18,154,636

		80,626,351

Health Care Equipment & Supplies: 3.13%
Boston Scientific Corporation †	383,190	10,200,518
Danaher Corporation	122,290	9,965,412
Edwards Lifesciences Corporation †	122,580	14,118,764

		34,284,694

Pharmaceuticals: 1.74%
Zoetis Incorporated	305,000	19,068,600

Industrials: 11.81%

Aerospace & Defense: 1.59%
The Boeing Company	72,000	17,457,120

Air Freight & Logistics: 1.32%
FedEx Corporation	69,650	14,489,290

Airlines: 0.88%
Southwest Airlines Company	173,113	9,609,503

Commercial Services & Supplies: 1.50%
KAR Auction Services Incorporated	67,550	2,839,802
Waste Connections Incorporated	208,960	13,578,221

		16,418,023

Electrical Equipment: 1.08%
Rockwell Automation Incorporated	72,140	11,905,264

Industrial Conglomerates: 1.38%
3M Company	75,000	15,087,750

Machinery: 0.74%
Fortive Corporation	125,000	8,092,500

Road & Rail: 3.32%
CSX Corporation	108,198	5,338,489
Norfolk Southern Corporation	66,110	7,442,664
Union Pacific Corporation	229,000	23,577,840

		36,358,993

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2017	Wells Fargo Large Cap Growth Fund	11

Security name	Shares	Value

Information Technology: 45.16%

Internet Software & Services: 14.73%
Alphabet Incorporated Class A †	51,440	$$48,636,520
Alphabet Incorporated Class C †	38,440	35,768,420
Facebook Incorporated Class A †	455,000	77,008,750

		161,413,690

IT Services: 9.18%
MasterCard Incorporated Class A	278,610	35,606,358
PayPal Holdings Incorporated †	360,000	21,078,000
Square Incorporated Class A †	273,640	7,210,414
Visa Incorporated Class A	368,140	36,652,018

		100,546,790

Semiconductors & Semiconductor Equipment: 7.93%
Broadcom Limited	110,440	27,241,130
Microchip Technology Incorporated	318,180	25,467,127
NVIDIA Corporation	60,140	9,773,351
Texas Instruments Incorporated	300,530	24,457,131

		86,938,739

Software: 11.59%
Activision Blizzard Incorporated	120,530	7,446,343
Adobe Systems Incorporated †	128,000	18,750,720
Microsoft Corporation	810,000	58,887,000
Salesforce.com Incorporated †	180,000	16,344,000
ServiceNow Incorporated †	138,730	15,322,729
Splunk Incorporated †	103,310	6,199,633
VMware Incorporated Class A †«	43,000	3,986,530

		126,936,955

Technology Hardware, Storage & Peripherals: 1.73%
Apple Incorporated	127,360	18,942,253

Materials: 4.07%

Chemicals: 4.07%
Ecolab Incorporated	169,150	22,271,981
Praxair Incorporated	171,410	22,310,726

		44,582,707

Telecommunication Services: 0.65%

Wireless Telecommunication Services: 0.65%
T-Mobile USA Incorporated †	115,420	7,116,797

Total Common Stocks (Cost $584,843,019)		1,102,501,436

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Large Cap Growth Fund	Portfolio of investments—July 31, 2017

Security name	Yield	Shares	Value

Short-Term Investments: 1.69%

Investment Companies: 1.69%
Securities Lending Cash Investment LLC (l)(r)(u)	1.25%	3,647,110	$3,647,475
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.89	14,826,435	14,826,435

Total Short-Term Investments (Cost $18,473,910)			18,473,910

Total investments in securities (Cost $603,316,929) *	102.32%	1,120,975,346
Other assets and liabilities, net	(2.32)	(25,381,828)

Total net assets	100.00%	$1,095,593,518

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $604,884,272 and unrealized gains (losses) consists of:

Gross unrealized gains	$519,212,262
Gross unrealized losses	(3,121,188)

Net unrealized gains	$516,091,074

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—July 31, 2017	Wells Fargo Large Cap Growth Fund	13

Assets
Investments
In unaffiliated securities (including $3,587,877 of securities loaned), at value (cost $584,843,019)	$1,102,501,436
In affiliated securities, at value (cost $18,473,910)	18,473,910

Total investments, at value (cost $603,316,929)	1,120,975,346
Receivable for investments sold	1,489,980
Receivable for Fund shares sold	544,991
Receivable for dividends	342,934
Receivable for securities lending income	1,954
Prepaid expenses and other assets	66,847

Total assets	1,123,422,052

Liabilities
Payable for investments purchased	6,657,689
Payable for Fund shares redeemed	16,641,283
Payable upon receipt of securities loaned	3,647,475
Management fee payable	552,858
Distribution fees payable	10,819
Administration fees payable	133,544
Accrued expenses and other liabilities	184,866

Total liabilities	27,828,534

Total net assets	$1,095,593,518

NET ASSETS CONSIST OF
Paid-in capital	$446,826,929
Undistributed net investment income	420,504
Accumulated net realized gains on investments	130,687,668
Net unrealized gains on investments	517,658,417

Total net assets	$1,095,593,518

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$516,409,503
Shares outstanding – Class A1	10,307,015
Net asset value per share – Class A	$50.10
Maximum offering price per share – Class A2	$53.16
Net assets – Class C	$14,640,060
Shares outstanding – Class C1	309,813
Net asset value per share – Class C	$47.25
Net assets – Class R	$6,386,588
Shares outstanding – Class R1	129,448
Net asset value per share – Class R	$49.34
Net assets – Class R4	$336,771
Share outstanding – Class R4[1]	6,611
Net asset value per share – Class R4	$50.94
Net assets – Class R6	$307,047,673
Shares outstanding – Class R6[1]	6,006,611
Net asset value per share – Class R6	$51.12
Net assets – Administrator Class	$80,936,636
Shares outstanding – Administrator Class[1]	1,603,917
Net asset value per share – Administrator Class	$50.46
Net assets – Institutional Class	$169,836,287
Shares outstanding – Institutional Class[1]	3,330,130
Net asset value per share – Institutional Class	$51.00

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Large Cap Growth Fund	Statement of operations—year ended July 31, 2017

Investment income
Dividends (net of foreign withholding taxes of $2,871)	$12,496,680
Securities lending income, net	105,749
Income from affiliated securities	59,459

Total investment income	12,661,888

Expenses
Management fee	8,497,394
Administration fees
Class A	1,114,001
Class C	33,591
Class R	14,451
Class R4	5,250
Class R6	87,108
Administrator Class	223,300
Institutional Class	295,820
Shareholder servicing fees
Class A	1,326,191
Class C	39,989
Class R	17,204
Class R4	6,563
Administrator Class	428,356
Distribution fees
Class C	119,968
Class R	17,204
Custody and accounting fees	43,626
Professional fees	42,761
Registration fees	99,037
Shareholder report expenses	78,329
Trustees’ fees and expenses	21,586
Other fees and expenses	26,466

Total expenses	12,538,195
Less: Fee waivers and/or expense reimbursements	(1,201,837)

Net expenses	11,336,358

Net investment income	1,325,530

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	162,162,388
Affiliated securities	1,447

Net realized gains on investments	162,163,835
Net change in unrealized gains (losses) on investments	387,141

Net realized and unrealized gains (losses) on investments	162,550,976

Net increase in net assets resulting from operations	$163,876,506

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Large Cap Growth Fund	15

	Year ended July 31, 2017		Year ended July 31, 2016

Operations
Net investment income		$1,325,530		$2,363,745
Net realized gains on investments		162,163,835		44,634,435
Net change in unrealized gains (losses) on investments		387,141		(80,144,617)

Net increase (decrease) in net assets resulting from operations		163,876,506		(33,146,437)

Distributions to shareholders from
Net investment income
Class A		0		(8,533)
Class R4		(9,195)		(26,255)
Class R6		(472,646)		(542,444)
Administrator Class		(63,610)		(399,214)
Institutional Class		(294,392)		(2,359,767)
Net realized gains
Class A		(26,874,841)		(33,357,991)
Class C		(872,051)		(1,130,136)
Class R		(365,902)		(642,814)
Class R4		(424,319)		(366,120)
Class R6		(13,853,634)		(5,970,675)
Administrator Class		(10,174,259)		(12,858,667)
Institutional Class		(11,729,550)		(26,507,074)

Total distributions to shareholders		(65,134,399)		(84,169,690)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	426,944	19,594,139	10,423,557	507,133,935
Class C	29,111	1,256,023	94,075	4,156,298
Class R	59,408	2,657,278	93,883	4,246,909
Class R4	32,423	1,499,183	47,194	2,095,908
Class R6	2,266,868	106,883,116	2,853,291	127,876,221
Administrator Class	538,207	24,604,747	871,378	39,477,413
Institutional Class	757,332	35,288,511	1,620,978	73,346,308
Investor Class	N/A	N/A	88,699 [1]	4,159,389 [1]

		191,782,997		762,492,381

Reinvestment of distributions
Class A	579,132	25,111,167	689,341	31,248,057
Class C	17,868	734,193	21,233	921,496
Class R	934	39,944	5,901	264,733
Class R4	9,844	433,514	8,508	392,375
Class R6	324,173	14,326,280	140,783	6,513,119
Administrator Class	234,472	10,234,532	290,191	13,252,210
Institutional Class	204,593	9,023,692	541,392	25,023,933

		59,903,322		77,615,923

Payment for shares redeemed
Class A	(3,218,869)	(147,540,890)	(2,316,847)	(103,461,789)
Class C	(167,349)	(7,261,013)	(164,112)	(7,122,729)
Class R	(111,516)	(5,013,319)	(165,274)	(7,268,281)
Class R4	(215,577)	(10,318,581)	(19,211)	(894,912)
Class R6	(1,407,477)	(66,431,975)	(509,940)	(23,062,787)
Administrator Class	(4,298,307)	(200,619,787)	(1,299,777)	(59,103,069)
Institutional Class	(4,398,813)	(209,337,854)	(6,030,432)	(274,102,744)
Investor Class	N/A	N/A	(9,823,525)[1]	(479,180,351)[1]

		(646,523,419)		(954,196,662)

Net decrease in net assets resulting from capital share transactions		(394,837,100)		(114,088,358)

Total decrease in net assets		(296,094,993)		(231,404,485)

Net assets
Beginning of period		1,391,688,511		1,623,092,996

End of period		$1,095,593,518		$1,391,688,511

Undistributed (overdistributed) net investment income		$420,504		$(25,370)

[1]	For the period from August 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Large Cap Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2017	2016	2015	2014	2013
Net asset value, beginning of period	$46.05	$49.55	$45.30	$39.73	$32.92
Net investment income (loss)	(0.03)[1]	(0.03)[1]	(0.01)[1]	(0.06)	0.04
Net realized and unrealized gains (losses) on investments	6.39	(0.92)	6.33	7.01	6.81

Total from investment operations	6.36	(0.95)	6.32	6.95	6.85
Distributions to shareholders from
Net investment income	0.00	(0.00)[2]	0.00	0.00	(0.04)
Net realized gains	(2.31)	(2.55)	(2.07)	(1.38)	0.00

Total distributions to shareholders	(2.31)	(2.55)	(2.07)	(1.38)	(0.04)
Net asset value, end of period	$50.10	$46.05	$49.55	$45.30	$39.73
Total return[3]	14.60%	(1.83)%	14.35%	17.69%	20.84%
Ratios to average net assets (annualized)
Gross expenses	1.17%	1.16%	1.20%	1.22%	1.23%
Net expenses	1.07%	1.07%	1.07%	1.07%	1.07%
Net investment income (loss)	(0.06)%	(0.06)%	(0.02)%	(0.17)%	0.09%
Supplemental data
Portfolio turnover rate	40%	31%	26%	35%	57%
Net assets, end of period (000s omitted)	$516,410	$576,502	$184,504	$212,273	$131,616

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Large Cap Growth Fund	17

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2017	2016	2015	2014	2013
Net asset value, beginning of period	$43.88	$47.68	$43.99	$38.90	$32.43
Net investment loss	(0.35)[1]	(0.32)[1]	(0.42)	(0.33)	(0.20)
Net realized and unrealized gains (losses) on investments	6.03	(0.93)	6.18	6.80	6.67

Total from investment operations	5.68	(1.25)	5.76	6.47	6.47
Distributions to shareholders from
Net realized gains	(2.31)	(2.55)	(2.07)	(1.38)	0.00
Net asset value, end of period	$47.25	$43.88	$47.68	$43.99	$38.90
Total return[2]	13.74%	(2.56)%	13.47%	16.81%	19.95%
Ratios to average net assets (annualized)
Gross expenses	1.91%	1.91%	1.95%	1.97%	1.98%
Net expenses	1.82%	1.82%	1.82%	1.82%	1.82%
Net investment loss	(0.81)%	(0.75)%	(0.77)%	(0.89)%	(0.65)%
Supplemental data
Portfolio turnover rate	40%	31%	26%	35%	57%
Net assets, end of period (000s omitted)	$14,640	$18,877	$22,839	$22,767	$17,748

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Large Cap Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R	2017	2016	2015	2014	2013
Net asset value, beginning of period	$45.50	$49.11	$45.03	$39.59	$32.86
Net investment loss	(0.14)[1]	(0.10)[1]	(0.16)	(0.15)	(0.06)[1]
Net realized and unrealized gains (losses) on investments	6.29	(0.96)	6.31	6.97	6.80

Total from investment operations	6.15	(1.06)	6.15	6.82	6.74
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.01)
Net realized gains	(2.31)	(2.55)	(2.07)	(1.38)	0.00

Total distributions to shareholders	(2.31)	(2.55)	(2.07)	(1.38)	(0.01)
Net asset value, end of period	$49.34	$45.50	$49.11	$45.03	$39.59
Total return	14.30%	(2.08)%	14.05%	17.42%	20.53%
Ratios to average net assets (annualized)
Gross expenses	1.41%	1.41%	1.45%	1.47%	1.47%
Net expenses	1.32%	1.32%	1.32%	1.32%	1.32%
Net investment loss	(0.31)%	(0.23)%	(0.28)%	(0.41)%	(0.16)%
Supplemental data
Portfolio turnover rate	40%	31%	26%	35%	57%
Net assets, end of period (000s omitted)	$6,387	$8,218	$12,086	$12,295	$8,149

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Large Cap Growth Fund	19

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R4	2017	2016	2015	2014	2013[1]
Net asset value, beginning of period	$46.69	$50.23	$45.76	$40.05	$34.26
Net investment income	0.11 [2]	0.13	0.07	0.08	0.09
Net realized and unrealized gains (losses) on investments	6.50	(0.95)	6.47	7.11	5.81

Total from investment operations	6.61	(0.82)	6.54	7.19	5.90
Distributions to shareholders from
Net investment income	(0.05)	(0.17)	0.00	(0.10)	(0.11)
Net realized gains	(2.31)	(2.55)	(2.07)	(1.38)	0.00

Total distributions to shareholders	(2.36)	(2.72)	(2.07)	(1.48)	(0.11)
Net asset value, end of period	$50.94	$46.69	$50.23	$45.76	$40.05
Total return[3]	14.96%	(1.54)%	14.69%	18.07%	17.37%
Ratios to average net assets (annualized)
Gross expenses	0.88%	0.88%	0.87%	0.89%	0.87%
Net expenses	0.80%	0.78%	0.75%	0.75%	0.75%
Net investment income	0.25%	0.27%	0.17%	0.17%	0.39%
Supplemental data
Portfolio turnover rate	40%	31%	26%	35%	57%
Net assets, end of period (000s omitted)	$337	$8,400	$7,205	$2,129	$12

[1]	For the period from November 30, 2012 (commencement of class operations) to July 31, 2013

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Large Cap Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R6	2017	2016	2015	2014	2013[1]
Net asset value, beginning of period	$46.82	$50.34	$45.82	$40.11	$34.26
Net investment income	0.17	0.22	0.07 [2]	0.12	0.15
Net realized and unrealized gains (losses) on investments	6.52	(0.97)	6.56	7.11	5.82

Total from investment operations	6.69	(0.75)	6.63	7.23	5.97
Distributions to shareholders from
Net investment income	(0.08)	(0.22)	(0.04)	(0.14)	(0.12)
Net realized gains	(2.31)	(2.55)	(2.07)	(1.38)	0.00

Total distributions to shareholders	(2.39)	(2.77)	(2.11)	(1.52)	(0.12)
Net asset value, end of period	$51.12	$46.82	$50.34	$45.82	$40.11
Total return[3]	15.09%	(1.39)%	14.88%	18.25%	17.48%
Ratios to average net assets (annualized)
Gross expenses	0.74%	0.73%	0.72%	0.74%	0.75%
Net expenses	0.65%	0.64%	0.60%	0.60%	0.60%
Net investment income	0.36%	0.39%	0.13%	0.29%	0.26%
Supplemental data
Portfolio turnover rate	40%	31%	26%	35%	57%
Net assets, end of period (000s omitted)	$307,048	$225,805	$117,741	$5,942	$2,278

[1]	For the period from November 30, 2012 (commencement of class operations) to July 31, 2013

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Large Cap Growth Fund	21

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$46.32	$49.84	$45.50	$39.86	$33.02
Net investment income (loss)	0.05	0.05	0.05	(0.01)	0.09 [1]
Net realized and unrealized gains (losses) on investments	6.41	(0.94)	6.36	7.04	6.83

Total from investment operations	6.46	(0.89)	6.41	7.03	6.92
Distributions to shareholders from
Net investment income	(0.01)	(0.08)	0.00	(0.01)	(0.08)
Net realized gains	(2.31)	(2.55)	(2.07)	(1.38)	0.00

Total distributions to shareholders	(2.32)	(2.63)	(2.07)	(1.39)	(0.08)
Net asset value, end of period	$50.46	$46.32	$49.84	$45.50	$39.86
Total return	14.75%	(1.71)%	14.48%	17.84%	21.00%
Ratios to average net assets (annualized)
Gross expenses	1.08%	1.08%	1.05%	1.06%	1.07%
Net expenses	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income (loss)	0.06%	0.12%	0.10%	(0.02)%	0.24%
Supplemental data
Portfolio turnover rate	40%	31%	26%	35%	57%
Net assets, end of period (000s omitted)	$80,937	$237,577	$262,535	$245,364	$208,053

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Large Cap Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$46.74	$50.30	$45.80	$40.11	$33.16
Net investment income	0.12 [1]	0.17 [1]	0.19 [1]	0.11	0.20
Net realized and unrealized gains (losses) on investments	6.51	(0.96)	6.41	7.09	6.86

Total from investment operations	6.63	(0.79)	6.60	7.20	7.06
Distributions to shareholders from
Net investment income	(0.06)	(0.22)	(0.03)	(0.13)	(0.11)
Net realized gains	(2.31)	(2.55)	(2.07)	(1.38)	0.00

Total distributions to shareholders	(2.37)	(2.77)	(2.10)	(1.51)	(0.11)
Net asset value, end of period	$51.00	$46.74	$50.30	$45.80	$40.11
Total return	14.98%	(1.49)%	14.82%	18.16%	21.34%
Ratios to average net assets (annualized)
Gross expenses	0.83%	0.83%	0.78%	0.79%	0.79%
Net expenses	0.75%	0.71%	0.65%	0.65%	0.69%
Net investment income	0.27%	0.37%	0.40%	0.28%	0.53%
Supplemental data
Portfolio turnover rate	40%	31%	26%	35%	57%
Net assets, end of period (000s omitted)	$169,836	$316,310	$534,975	$596,006	$508,853

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Large Cap Growth Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Large Cap Growth Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund. Information for Investor Class shares reflected in the financial statements represents activity through October 23, 2015.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy

24	Wells Fargo Large Cap Growth Fund	Notes to financial statements

by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At July 31, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment income	Accumulated net realized gains on investments
$(11)	$(39,813)	$39,824

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

Notes to financial statements	Wells Fargo Large Cap Growth Fund	25

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$184,582,809	$0	$0	$184,582,809
Consumer staples	35,168,020	0	0	35,168,020
Energy	21,161,274	0	0	21,161,274
Financials	51,713,314	0	0	51,713,314
Health care	133,979,645	0	0	133,979,645
Industrials	129,418,443	0	0	129,418,443
Information technology	494,778,427	0	0	494,778,427
Materials	44,582,707	0	0	44,582,707
Telecommunication services	7,116,797	0	0	7,116,797

Short-term investments
Investment companies	14,826,435	0	0	14,826,435
Investments measured at net asset value*				3,647,475
Total assets	$1,117,327,871	$0	$0	$1,120,975,346

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $3,647,475 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At July 31, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.70% and declining to 0.505% as the average daily net assets of the Fund increase. For the year ended July 31, 2017, the management fee was equivalent to an annual rate of 0.68% of the Fund’s average daily net assets.

26	Wells Fargo Large Cap Growth Fund	Notes to financial statements

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.30% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C, Class R	0.21%
Class R4	0.08
Class R6	0.03
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through November 30, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.07% for Class A shares, 1.82% for Class C shares, 1.32% for Class R shares, 0.80% for Class R4 shares, 0.65% for Class R6 shares, 0.95% for Administrator Class shares, and 0.75% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

During the year ended July 31, 2017, State Street Bank and Trust Company, the Fund’s custodian, reimbursed the Fund $18,379 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in dividend income on the Statement of Operations. In addition, Funds Management was also reimbursed $10,238 for waivers/reimbursements it made to the Fund during the period the Fund was erroneously billed.

Distribution fees

The Trust has adopted a distribution plan for Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2017, Funds Distributor received $4,620 from the sale of Class A shares and $72 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A for the year ended July 31, 2017.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Class R4 is charged a fee at an annual rate of 0.10% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell investment securities to other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

Notes to financial statements	Wells Fargo Large Cap Growth Fund	27

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2017 were $489,670,016 and $922,731,716, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $250,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 30, 2016, the revolving credit agreement amount was $200,000,000 and the annual commitment fee was equal to 0.20% of the unused balance which was allocated to each participating fund.

For the year ended July 31, 2017, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2017 and July 31, 2016 were as follows:

	Year ended July 31
	2017	2016
Ordinary income	$839,843	$3,172,894
Long-term capital gain	64,294,556	80,996,796

As of July 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$445,378	$132,255,011	$516,091,074

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in the Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the amendments to Regulation S-X and its adoption will result in enhanced financial disclosures in the Fund’s financial statements. Management continues to evaluate the reporting requirements for the new form types (compliance date is June 1, 2018) and the implementation of the liquidity risk management program (compliance date is December 1, 2018).

28	Wells Fargo Large Cap Growth Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Large Cap Growth Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of July 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Large Cap Growth Fund as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 25, 2017

Other information (unaudited)	Wells Fargo Large Cap Growth Fund	29

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2017.

Pursuant to Section 852 of the Internal Revenue Code, $64,294,556 was designated as a 20% rate gain distribution for the fiscal year ended July 31, 2017.

Pursuant to Section 854 of the Internal Revenue Code, $839,843 of income dividends paid during the fiscal year ended July 31, 2017 has been designated as qualified dividend income (QDI).

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Large Cap Growth Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 145 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Large Cap Growth Fund	31

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996: Vice Chairman, since 2017	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Advisory Board Members

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Advisory Board Member, since 2017	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors (Blackrock) from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Prior thereto, Vice President, Fidelity Retail Mutual Fund Group from 1996 to 1998 and Risk Management Practice Manager, Fidelity Consulting from 1995 to 1996. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	None
Pamela Wheelock (Born 1959)	Advisory Board Member, since 2017	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	None

32	Wells Fargo Large Cap Growth Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 76 funds in the Fund Complex and Assistant Treasurer of 69 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

Other information (unaudited)	Wells Fargo Large Cap Growth Fund	33

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 16-17, 2017 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Large Cap Growth Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2017, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2017. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2016. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark

34	Wells Fargo Large Cap Growth Fund	Other information (unaudited)

index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than the average performance of the Universe for the ten-year period under review, but lower than the average performance of the Universe for the one-, three- and five-year periods under review. The Board also noted that the performance of the Fund was lower than its benchmark, the Russell 1000® Growth Index, for all periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for all share classes.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than, equal to, or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Other information (unaudited)	Wells Fargo Large Cap Growth Fund	35

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements are means of sharing potential economies of scale with shareholders of the Fund. The Board considered Funds Management’s view, which Funds Management indicated was supported by independent third-party industry studies which were summarized for the Board, that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

36	Wells Fargo Large Cap Growth Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

305357 09-17 A209/AR209 07-17

Annual Report

July 31, 2017

Wells Fargo Large Company Value Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Large Company Value Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

In bond markets, interest rates rose but remained at historically low levels amid subdued global growth and modest inflation.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Large Company Value Fund for the 12-month period that ended July 31, 2017. Many equity markets advanced during this reporting period, supported by modest economic growth despite political uncertainty. U.S. and international stocks returned 16.04% and 19.01%, for the 12-month period, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net)2, respectively. Within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned -1.28% and the Bloomberg Barclays Municipal Bond Index4 returned 0.26% as interest rates rose from low levels.

Globally, stock results moderated in the third quarter of 2016; bond interest rates remained low.

Stock returns tended to moderate during July and August. During much of the past decade, markets worldwide have been supported to varying degrees by accommodative policies from leading central banks, including the U.S. Federal Reserve (Fed), European Central Bank (ECB), Bank of England, and Bank of Japan. Investors have watched for signs that global central banks might shift away from accommodative policies, including low interest rates and bond purchases that tended to make riskier assets such as stocks and high-yield bonds more attractive. In the U.S., early-September comments by Fed officials suggested an interest-rate increase might occur, sending stock and bond prices down. Following the Fed’s September decision to delay a rate increase to later in 2016, stocks surged. In bond markets, interest rates rose but remained at historically low levels amid subdued global growth and modest inflation. It appeared that fixed-income investors concluded that yields had overshot the real risks of the U.K.’s vote to exit the European Union as economic activity strengthened.

During the fourth quarter of 2016, investors awaited election results and central-bank actions.

Entering the fourth quarter, anticipation of an interest-rate increase and the approaching general election tended to increase investor concerns. Following Donald Trump’s election victory, U.S. stocks rallied. Investors appeared optimistic that the new administration would pursue progrowth policies. Favorable economic news supported stocks, and interest rates moved higher. At its mid-December meeting, Fed officials raised the target interest rate by a quarter percentage point to a range from 0.50% to 0.75%. The fourth quarter also saw the implementation of the U.S. Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) for institutional prime and municipal money market funds as well as the possibility of liquidity fees and redemption gates. In the year leading up to money market fund reform implementation, nearly $1 trillion in assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1.00 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe.

Equity and bond markets advanced during the first quarter of 2017 amid improving economic data globally.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. U.S. economic data released

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[5]	The Chicago Board Options Exchange Market Volatility Index (CBOE VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Large Company Value Fund	3

during the quarter reflected a healthy economy. Hiring remained strong, and business and consumer sentiment improved. In March, Fed officials raised their target interest rate by a quarter percentage point to a range from 0.75% to 1.00%. With the Fed’s target interest rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by strong demand and constrained new-issue supply. Outside of the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international developed markets because they benefited from both global economic growth and recent weakening in the U.S. dollar. Stocks in Asia, Europe, and Latin America also outperformed the U.S. market during the quarter.

Steady advancement in many markets marked the first seven months of 2017.

During the second quarter, most equity markets in the U.S. and abroad advanced. Steady, albeit modest, economic growth both in the U.S. and abroad and generally favorable corporate earnings announcements after the second quarter supported higher valuations. Within the economy, U.S. inflation trended lower despite the unemployment rate continuing to decline. Ten-year U.S. Treasury yields declined, resulting in stronger prices for long-term bonds. As was widely expected, in June, the Fed raised the target interest rate by a quarter percentage point to a range from 1.00% to 1.25%. In addition, the Fed indicated that it would begin to sell bonds accumulated on its balance sheet during quantitative easing programs conducted since 2008, likely beginning later this year. Early in July, volatility expectations increased and then receded, as measured by the CBOE VIX.5 Although economic momentum increased in Europe, the ECB held its rates steady at low levels because underlying inflation remained subdued. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Large Company Value Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser‡

Analytic Investors, LLC

Portfolio managers‡

Dennis Bein, CFA®

Ryan Brown, CFA®

Haraiandra de Silva, Ph.D., CFA®

Average annual total returns (%) as of July 31, 20171

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WLCAX)	3-31-2008	7.67	10.43	4.87	14.24	11.75	5.50	0.94	0.83
Class C (WFLVX)	3-31-2008	12.40	10.91	4.73	13.40	10.91	4.73	1.69	1.58
Class R6 (WTLVX)	4-7-2017	–	–	–	14.68	12.25	5.98	0.51	0.40
Administrator Class (WWIDX)	12-31-2001	–	–	–	14.35	11.97	5.77	0.86	0.75
Institutional Class (WLCIX)	3-31-2008	–	–	–	14.61	12.24	5.98	0.61	0.50
Russell 1000® Value Index[4]	–	–	–	–	13.76	14.00	6.21	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Large Company Value Fund	5

Growth of $10,000 investment as of July 31, 2017[5]

‡	The subadviser and portfolio managers began management of the Fund effective February 1, 2017.

[1]	Historical performance shown for Class A shares prior to their inception reflects the performance of the former Investor Class shares, and includes the higher expenses applicable to the former Investor Class shares (except during those periods in which the expenses of Class A shares would have been higher than those of the former Investor Class shares). If these expenses had not been included, returns for Class A shares would be higher. Historical performance shown for Class C shares prior to their inception reflects the performance of the former Investor Class shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and is not adjusted to reflect Class R6 expenses. If these expenses had been included, returns for Class R6 would be higher. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns for Institutional Class shares would be higher. Historical performance shown for all classes of the Fund prior to March 21, 2008 does not reflect the Fund’s current investment objective and strategies.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through November 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amount shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[4]	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000® Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was not held in the Fund at the end of the reporting period.

6	Wells Fargo Large Company Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund (Class A, excluding sales charges) outperformed its benchmark, the Russell 1000® Value Index, for the 12-month period that ended July 31, 2017. (Analytic Investors, LLC began managing the Fund on February 1, 2017.)

∎	The Fund’s outperformance was primarily due to strong selection within mega-cap stocks and to holdings in the information technology (IT) sector.

∎	Stock selection within the consumer staples, consumer discretionary, and health care sectors detracted from relative performance. The Fund’s underweight to the financials sector detracted as well.

U.S. stocks delivered strong results during the reporting period.

One of the most substantial pieces of news in the last five months of 2016 was the unexpected election of Donald Trump as U.S. president in November. Just one day before the election, nearly all published sell-side research—research focused on the sale of stocks, bonds, and other financial instruments—viewed a win by Mr. Trump as a negative catalyst for stock markets. Although the futures market initially moved lower, it quickly recovered, and stocks generally rallied through the end of 2016. The Federal Reserve (Fed) raised interest rates by 0.25% in December 2016, the first increase in a year. It was widely expected by investors and did not meaningfully affect markets aside from providing a boost to the financials sector, which performed particularly well in anticipation of the perceived benefits of higher interest margins.

Ten largest holdings (%) as of July 31, 2017[6]
Berkshire Hathaway Incorporated Class B	4.88%
Johnson & Johnson	4.56%
JPMorgan Chase & Company	4.54%
Bank of America Corporation	3.95%
Merck & Company Incorporated	3.41%
Cisco Systems Incorporated	3.14%
Intel Corporation	2.82%
Time Warner Incorporated	2.48%
Bank of New York Mellon Corporation	2.48%
Exelon Corporation	2.43%

U.S. stocks continued to move higher in both the first and second quarters of 2017. Economic news released during the first quarter was mostly positive. For example, consumer confidence—which started to climb following the presidential election—topped economic forecasts in March 2017 and soared to its highest level in more than 16 years, spurred by the prospects of potentially lower taxes and increased infrastructure spending. Also in March, the Fed again raised interest rates. Similar to December, the market shrugged off the impact as the move was widely expected and viewed as a sign that the economy was strong enough to support rising interest rates. In the second quarter, stocks climbed despite a changing political landscape in the U.S. and another rate increase by the Fed. Improving fundamentals appeared to help move stocks higher as the average earnings growth was just shy of 14%. In addition, investors focused on the potential benefits of potential tax reform and continued economic growth. A bull market in U.S. stocks continued to thrive through the end of the reporting period.

Sector distribution as of July 31, 2017[7]

Selection within mega-cap and IT stocks contributed to the Fund’s performance.

The Fund benefited from strong selection among mega-cap stocks and from underweights to these mega-cap holdings. From a sector standpoint, an underweight to the consumer staples sector and stock selection within the IT sector contributed to relative performance. Within IT, the top two individual contributors were NCR Corporation* and Skyworks Solutions, Incorporated*. Also, an allocation to risk factors helped overall performance, especially an overweight to higher-beta stocks. (Beta is a measure of a stock’s volatility relative to general market movements; higher-beta stocks tend to deliver higher return variation compared with the overall market.)

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Large Company Value Fund	7

Main detractors included stock selection in the consumer staples, consumer discretionary, and health care sectors and an average underweight to the financials sector.

CVS Health Corporation* was the largest detractor in the consumer staples sector; shares were pressured amid disappointing sales in the second half of 2016. In the consumer discretionary sector, shares of select brick-and-mortar retailers declined as investors became more concerned about increased competition from e-commerce giant Amazon.com, Incorporated. Within the health care sector, shares of select pharmaceutical manufacturers tumbled; these companies were negatively affected by discussions about pharmaceutical pricing stemming from candidate debates that took place in the months preceding the November 2016 U.S. presidential election. The Fund’s average underweight to the financials sector also detracted as it was the best-performing sector in the index during the reporting period.

Going forward, our investment philosophy and process remain the same.

The investment philosophy employed in our value strategy is that we believe stock returns may be predictable based on common fundamental factors and that market inefficiencies caused by patterns of investor behavior and economic change may be exploited to earn an excess return. Our stock selection model uses over 70 fundamental, technical, and proprietary factors to build a well-diversified portfolio that we believe is well positioned to potentially generate excess returns over a three- to five-year market cycle.

Our process is based on the fundamental belief that there is persistency in the types of characteristics investors prefer. If this holds true going forward, we expect the Fund may benefit from being properly positioned toward stocks with characteristics favored by investors. We continue to emphasize stocks with certain attractive valuation characteristics—such as stocks with above-average cash flow-to-price ratios, earnings-to-price ratios, and dividend yields. In addition, we will continue to focus on companies with strong quality metrics, such as stocks with above-average asset utilization and return on assets. Finally, we will continue to deemphasize risk as investors avoid companies with above-average risk characteristics, such as high volatility in sales and cash flow per share.

Please see footnotes on page 5.

8	Wells Fargo Large Company Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2017 to July 31, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2017	Ending account value 7-31-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,056.75	$4.23	0.83%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.68	$4.16	0.83%
Class C
Actual	$1,000.00	$1,052.68	$8.04	1.58%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.96	$7.90	1.58%
Class R6
Actual	$1,000.00	$1,058.38	$2.04	0.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.81	$2.00	0.40%
Administrator Class
Actual	$1,000.00	$1,057.19	$3.83	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76	0.75%
Institutional Class
Actual	$1,000.00	$1,057.74	$2.55	0.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	$2.51	0.50%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—July 31, 2017	Wells Fargo Large Company Value Fund	9

Security name	Shares	Value

Common Stocks: 97.03%

Consumer Discretionary: 5.93%

Hotels, Restaurants & Leisure: 1.37%
Yum China Holdings Incorporated †	99,467	$3,559,924

Media: 3.81%
Discovery Communications Incorporated Class A †	21,751	535,075
Discovery Communications Incorporated Class C †	125,604	2,905,221
Time Warner Incorporated	62,819	6,433,922

		9,874,218

Specialty Retail: 0.75%
Burlington Stores Incorporated †	4,155	361,610
Office Depot Incorporated	269,555	1,582,288

		1,943,898

Consumer Staples: 8.24%

Beverages: 2.21%
PepsiCo Incorporated	49,130	5,729,049

Food & Staples Retailing: 2.32%
US Foods Incorporated †	81,289	2,288,285
Wal-Mart Stores Incorporated	25,378	2,029,986
Walgreens Boots Alliance Incorporated	21,207	1,710,769

		6,029,040

Food Products: 1.22%
Archer Daniels Midland Company	22,197	936,269
Bunge Limited	28,302	2,218,594

		3,154,863

Household Products: 0.69%
The Procter & Gamble Company	19,768	1,795,330

Tobacco: 1.80%
Altria Group Incorporated	25,759	1,673,562
Philip Morris International	25,551	2,982,057

		4,655,619

Energy: 8.99%

Oil, Gas & Consumable Fuels: 8.99%
Anadarko Petroleum Corporation	26,389	1,205,186
Chevron Corporation	9,074	990,790
ConocoPhillips	34,757	1,576,925
Devon Energy Corporation	29,057	967,889
EOG Resources Incorporated	39,203	3,729,773
Exxon Mobil Corporation	60,868	4,871,875
Marathon Petroleum Corporation	94,260	5,277,617

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Large Company Value Fund	Portfolio of investments—July 31, 2017

Security name	Shares	Value

Oil, Gas & Consumable Fuels (continued)
RSP Permian Incorporated †	29,081	$999,223
Ultra Petroleum Corporation †	273,932	2,818,760
Valero Energy Corporation	10,975	756,946
World Fuel Services Corporation	3,094	100,060

		23,295,044

Financials: 25.99%

Banks: 12.83%
Bank of America Corporation	424,430	10,237,252
BB&T Corporation	40,329	1,908,368
Citigroup Incorporated	78,616	5,381,265
JPMorgan Chase & Company	128,185	11,767,383
US Bancorp	75,274	3,972,962

		33,267,230

Capital Markets: 2.48%
Bank of New York Mellon Corporation	121,287	6,431,850

Consumer Finance: 2.07%
Discover Financial Services	47,807	2,913,359
Santander Consumer USA Holdings Incorporated †	3,300	42,273
Synchrony Financial	79,359	2,406,165

		5,361,797

Diversified Financial Services: 4.88%
Berkshire Hathaway Incorporated Class B †	72,264	12,644,032

Insurance: 0.80%
CNO Financial Group Incorporated	50,740	1,160,931
Unum Group	18,159	910,311

		2,071,242

Thrifts & Mortgage Finance: 2.93%
MGIC Investment Corporation †	314,973	3,675,735
Radian Group Incorporated	224,155	3,904,780

		7,580,515

Health Care: 15.82%

Biotechnology: 4.16%
Amgen Incorporated	16,861	2,942,413
Biogen Incorporated †	18,902	5,473,830
Gilead Sciences Incorporated	31,123	2,368,149

		10,784,392

Health Care Equipment & Supplies: 1.79%
Baxter International Incorporated	76,690	4,638,211

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2017	Wells Fargo Large Company Value Fund	11

Security name	Shares	Value

Health Care Providers & Services: 0.38%
Express Scripts Holding Company †	14,949	$936,405
Magellan Health Services Incorporated †	715	53,303

		989,708

Life Sciences Tools & Services: 0.09%
Thermo Fisher Scientific Incorporated	1,350	236,966

Pharmaceuticals: 9.40%
Johnson & Johnson	89,035	11,816,725
Merck & Company Incorporated	138,480	8,846,102
Pfizer Incorporated	111,846	3,708,813

		24,371,640

Industrials: 6.65%

Aerospace & Defense: 2.51%
Spirit AeroSystems Holdings Incorporated Class A	65,314	3,946,925
United Technologies Corporation	21,457	2,544,156

		6,491,081

Air Freight & Logistics: 0.80%
FedEx Corporation	9,979	2,075,931

Airlines: 1.85%
Delta Air Lines Incorporated	31,293	1,544,622
Southwest Airlines Company	31,762	1,763,109
United Continental Holdings Incorporated †	21,973	1,487,133

		4,794,864

Industrial Conglomerates: 1.17%
Honeywell International Incorporated	22,303	3,035,884

Machinery: 0.32%
Kennametal Incorporated	22,721	838,405

Information Technology: 8.78%

Communications Equipment: 3.15%
Cisco Systems Incorporated	259,141	8,149,984

Electronic Equipment, Instruments & Components: 1.41%
Arrow Electronics Incorporated †	15,244	1,239,185
Insight Enterprises Incorporated †	22,813	924,383
Keysight Technologies Incorporated †	2,254	93,744
Sanmina Corporation †	35,144	1,259,912
Tech Data Corporation †	1,333	136,499

		3,653,723

Semiconductors & Semiconductor Equipment: 4.22%
Intel Corporation	206,181	7,313,240
Texas Instruments Incorporated	44,672	3,635,407

		10,948,647

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Large Company Value Fund	Portfolio of investments—July 31, 2017

Security name	Shares	Value

Materials: 1.63%

Containers & Packaging: 0.64%
WestRock Company	28,864	$1,657,371

Metals & Mining: 0.42%
Southern Copper Corporation	27,582	1,085,045

		1,085,045

Paper & Forest Products: 0.57%
Louisiana-Pacific Corporation †	58,829	1,477,196

Real Estate: 6.06%

Equity REITs: 3.46%
Park Hotels & Resorts Incorporated	35,202	947,990
Quality Care Properties Incorporated †	99,906	1,680,419
Rayonier Incorporated	165,137	4,800,533
Xenia Hotels & Resorts Incorporated	75,434	1,532,819

		8,961,761

Real Estate Management & Development: 2.60%
CBRE Group Incorporated Class A †	143,670	5,458,023
Realogy Holdings Corporation	38,535	1,279,362

		6,737,385

Telecommunication Services: 2.04%

Diversified Telecommunication Services: 0.73%
Verizon Communications Incorporated	39,191	1,896,844

Wireless Telecommunication Services: 1.31%
Sprint Corporation †	379,242	3,026,351
T-Mobile USA Incorporated †	5,702	351,585
Telephone & Data Systems Incorporated	879	24,990

		3,402,926

Utilities: 6.90%

Electric Utilities: 6.30%
American Electric Power Company Incorporated	39,274	2,770,388
Exelon Corporation	164,237	6,296,847
PG&E Corporation	25,763	1,743,897
PPL Corporation	143,804	5,512,007

		16,323,139

Gas Utilities: 0.36%
UGI Corporation	18,508	934,099

Multi-Utilities: 0.24%
MDU Resources Group Incorporated	23,417	617,040

Total Common Stocks (Cost $225,248,098)		251,495,893

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2017	Wells Fargo Large Company Value Fund	13

Security name	Yield	Shares	Value

Short-Term Investments: 3.01%

Investment Companies: 3.01%
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.89%	7,807,982	$7,807,982

Total Short-Term Investments (Cost $7,807,982)			7,807,982

Total investments in securities (Cost $233,056,080) *	100.04%	259,303,875
Other assets and liabilities, net	(0.04)	(98,011)

Total net assets	100.00%	$259,205,864

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $233,863,723 and unrealized gains (losses) consists of:

Gross unrealized gains	$28,938,879
Gross unrealized losses	(3,498,727)

Net unrealized gains	$25,440,152

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Large Company Value Fund	Statement of assets and liabilities—July 31, 2017

Assets
Investments
In unaffiliated securities, at value (cost $225,248,098)	$251,495,893
In affiliated securities, at value (cost $7,807,982)	7,807,982

Total investments, at value (cost $233,056,080)	259,303,875
Receivable for Fund shares sold	53,305
Receivable for dividends	173,043
Prepaid expenses and other assets	102,153

Total assets	259,632,376

Liabilities
Payable for Fund shares redeemed	261,416
Management fee payable	64,930
Distribution fee payable	2,221
Administration fees payable	43,797
Accrued expenses and other liabilities	54,148

Total liabilities	426,512

Total net assets	$259,205,864

NET ASSETS CONSIST OF
Paid-in capital	$186,446,463
Undistributed net investment income	533,429
Accumulated net realized gains on investments	45,978,177
Net unrealized gains on investments	26,247,795

Total net assets	$259,205,864

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$221,206,854
Shares outstanding – Class A1	13,374,399
Net asset value per share – Class A	$16.54
Maximum offering price per share – Class A2	$17.55
Net assets – Class C	$3,356,301
Shares outstanding – Class C1	199,125
Net asset value per share – Class C	$16.86
Net assets – Class R6	$25,811
Shares outstanding – Class R6[1]	1,549
Net asset value per share – Class R6	$16.66
Net assets – Administrator Class	$18,295,799
Shares outstanding – Administrator Class[1]	1,098,324
Net asset value per share – Administrator Class	$16.66
Net assets – Institutional Class	$16,321,099
Shares outstanding – Institutional Class[1]	980,059
Net asset value per share – Institutional Class	$16.65

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended July 31, 2017	Wells Fargo Large Company Value Fund	15

Investment income
Dividends (net of foreign withholding taxes of $357)	$4,733,874
Securities lending income, net	23,513
Income from affiliated securities	23,202

Total investment income	4,780,589

Expenses
Management fee	1,405,613
Administration fees
Class A	460,258
Class C	7,407
Class R6	2 [1]
Administrator Class	27,735
Institutional Class	15,223
Shareholder servicing fees
Class A	547,926
Class C	8,818
Administrator Class	53,128
Distribution fee
Class C	26,453
Custody and accounting fees	12,588
Professional fees	40,420
Registration fees	72,849
Shareholder report expenses	41,398
Trustees’ fees and expenses	15,751
Other fees and expenses	9,630

Total expenses	2,745,199
Less: Fee waivers and/or expense reimbursements	(312,967)

Net expenses	2,432,232

Net investment income	2,348,357

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	53,375,591
Affiliated securities	388

Net realized gains on investments	53,375,979

Net change in unrealized gains (losses) on investments	(21,739,472)

Net realized and unrealized gains (losses) on investments	31,636,507

Net increase in net assets resulting from operations	$33,984,864

[1]	For the period from April 7, 2017 (commencement of class operations) to July 31, 2017

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Large Company Value Fund	Statement of changes in net assets

	Year ended July 31, 2017		Year ended July 31, 2016

Operations
Net investment income		$2,348,357		$3,028,994
Net realized gains (losses) on investments		53,375,979		(969,698)
Net change in unrealized gains (losses) on investments		(21,739,472)		(5,958,734)

Net increase (decrease) in net assets resulting from operations		33,984,864		(3,899,438)

Distributions to shareholders from
Net investment income
Class A		(1,529,974)		(2,264,793)
Class C		(7,593)		(13,093)
Administrator Class		(164,278)		(337,098)
Institutional Class		(101,228)		(111,852)
Investor Class		N/A		(248,226)[1]
Net realized gains
Class A		0		(16,632,476)
Class C		0		(275,850)
Administrator Class		0		(1,889,643)
Institutional Class		0		(642,971)

Total distributions to shareholders		(1,803,073)		(22,416,002)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	184,685	2,859,171	8,907,108	138,160,256
Class C	9,920	159,103	31,550	457,515
Class R6	1,549 [2]	25,000 [2]	N/A	N/A
Administrator Class	52,078	837,524	71,607	1,041,380
Institutional Class	466,653	7,476,610	547,916	8,310,962
Investor Class	N/A	N/A	32,361 [1]	501,302 [1]

		11,357,408		148,471,415

Reinvestment of distributions
Class A	96,773	1,482,398	1,321,571	18,357,171
Class C	431	6,671	18,165	257,417
Administrator Class	9,395	144,443	143,421	2,009,265
Institutional Class	6,282	97,208	50,313	702,990
Investor Class	N/A	N/A	15,819 [1]	239,184 [1]

		1,730,720		21,566,027

Payment for shares redeemed
Class A	(1,924,557)	(29,716,601)	(1,699,975)	(24,158,609)
Class C	(57,893)	(914,888)	(76,521)	(1,132,943)
Administrator Class	(609,704)	(9,486,019)	(431,324)	(6,314,039)
Institutional Class	(130,275)	(2,050,549)	(52,523)	(756,449)
Investor Class	N/A	N/A	(8,624,994)[1]	(137,936,039)[1]

		(42,168,057)		(170,298,079)

Net decrease in net assets resulting from capital share transactions		(29,079,929)		(260,637)

Total increase (decrease) in net assets		3,101,862		(26,576,077)

Net assets
Beginning of period		256,104,002		282,680,079

End of period		$259,205,864		$256,104,002

Undistributed (overdistributed) net investment income		$533,429		$(11,855)

[1]	For the period from August 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

[2]	For the period from April 7, 2017 (commencement of class operations) to July 31, 2017

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Large Company Value Fund	17

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2017	2016	2015	2014	2013
Net asset value, beginning of period	$14.58	$16.10	$16.82	$16.39	$12.96
Net investment income	0.14	0.17	0.13 [1]	0.10	0.14
Net realized and unrealized gains (losses) on investments	1.93	(0.41)	0.78	2.04	3.48

Total from investment operations	2.07	(0.24)	0.91	2.14	3.62
Distributions to shareholders from
Net investment income	(0.11)	(0.16)	(0.13)	(0.09)	(0.19)
Net realized gains	0.00	(1.12)	(1.50)	(1.62)	0.00

Total distributions to shareholders	(0.11)	(1.28)	(1.63)	(1.71)	(0.19)
Net asset value, end of period	$16.54	$14.58	$16.10	$16.82	$16.39
Total return[2]	14.24%	(0.98)%	5.72%	13.68%	28.16%
Ratios to average net assets (annualized)
Gross expenses	1.09%	1.24%	1.27%	1.28%	1.28%
Net expenses	0.96%	1.10%	1.10%	1.10%	1.10%
Net investment income	0.91%	1.19%	0.76%	0.61%	1.00%
Supplemental data
Portfolio turnover rate	221%	50%	71%	59%	78%
Net assets, end of period (000s omitted)	$221,207	$218,922	$104,453	$116,398	$115,895

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Large Company Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2017	2016	2015	2014	2013
Net asset value, beginning of period	$14.90	$16.41	$17.12	$16.70	$13.21
Net investment income (loss)	0.03 [1]	0.06	0.00 [2]	(0.02)	0.04
Net realized and unrealized gains (losses) on investments	1.96	(0.40)	0.80	2.07	3.54

Total from investment operations	1.99	(0.34)	0.80	2.05	3.58
Distributions to shareholders from
Net investment income	(0.03)	(0.05)	(0.01)	(0.01)	(0.09)
Net realized gains	0.00	(1.12)	(1.50)	(1.62)	0.00

Total distributions to shareholders	(0.03)	(1.17)	(1.51)	(1.63)	(0.09)
Net asset value, end of period	$16.86	$14.90	$16.41	$17.12	$16.70
Total return[3]	13.40%	(1.68)%	4.92%	12.83%	27.17%
Ratios to average net assets (annualized)
Gross expenses	1.84%	1.99%	2.02%	2.03%	2.03%
Net expenses	1.72%	1.85%	1.85%	1.85%	1.85%
Net investment income (loss)	0.16%	0.44%	0.01%	(0.14)%	0.25%
Supplemental data
Portfolio turnover rate	221%	50%	71%	59%	78%
Net assets, end of period (000s omitted)	$3,356	$3,674	$4,488	$4,659	$4,543

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Large Company Value Fund	19

(For a share outstanding throughout the period)

CLASS R6	Year ended July 31, 2017[1]
Net asset value, beginning of period	$16.14
Net investment income	0.03 [2]
Net realized and unrealized gains on investments	0.49
Net asset value, end of period	$16.66
Total return[3]	3.22%
Ratios to average net assets (annualized)
Gross expenses	0.49%
Net expenses	0.40%
Net investment income	0.52%
Supplemental data
Portfolio turnover rate	221%
Net assets, end of period (000s omitted)	$26

[1]	For the period from April 7, 2017 (commencement of class operations) to July 31, 2017

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Large Company Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$14.68	$16.20	$16.93	$16.47	$13.02
Net investment income	0.16 [1]	0.20	0.17	0.15	0.21
Net realized and unrealized gains (losses) on investments	1.94	(0.41)	0.78	2.05	3.46

Total from investment operations	2.10	(0.21)	0.95	2.20	3.67
Distributions to shareholders from
Net investment income	(0.12)	(0.19)	(0.18)	(0.12)	(0.22)
Net realized gains	0.00	(1.12)	(1.50)	(1.62)	0.00

Total distributions to shareholders	(0.12)	(1.31)	(1.68)	(1.74)	(0.22)
Net asset value, end of period	$16.66	$14.68	$16.20	$16.93	$16.47
Total return	14.35%	(0.79)%	5.95%	13.94%	28.52%
Ratios to average net assets (annualized)
Gross expenses	1.01%	1.16%	1.12%	1.12%	1.10%
Net expenses	0.87%	0.93%	0.85%	0.85%	0.85%
Net investment income	1.01%	1.35%	1.01%	0.86%	1.28%
Supplemental data
Portfolio turnover rate	221%	50%	71%	59%	78%
Net assets, end of period (000s omitted)	$18,296	$24,164	$30,177	$36,002	$38,798

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Large Company Value Fund	21

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$14.66	$16.17	$16.91	$16.44	$13.00
Net investment income	0.19 [1]	0.21 [1]	0.20 [1]	0.18 [1]	0.26 [1]
Net realized and unrealized gains (losses) on investments	1.94	(0.38)	0.78	2.05	3.45

Total from investment operations	2.13	(0.17)	0.98	2.23	3.71
Distributions to shareholders from
Net investment income	(0.14)	(0.22)	(0.22)	(0.14)	(0.27)
Net realized gains	0.00	(1.12)	(1.50)	(1.62)	0.00

Total distributions to shareholders	(0.14)	(1.34)	(1.72)	(1.76)	(0.27)
Net asset value, end of period	$16.65	$14.66	$16.17	$16.91	$16.44
Total return	14.61%	(0.54)%	6.14%	14.16%	28.93%
Ratios to average net assets (annualized)
Gross expenses	0.74%	0.91%	0.85%	0.85%	0.84%
Net expenses	0.61%	0.74%	0.65%	0.65%	0.65%
Net investment income	1.21%	1.52%	1.23%	1.10%	1.83%
Supplemental data
Portfolio turnover rate	221%	50%	71%	59%	78%
Net assets, end of period (000s omitted)	$16,321	$9,343	$1,483	$863	$3,299

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Large Company Value Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Large Company Value Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund. Information for Investor Class shares reflected in the financial statements represents activity through October 23, 2015.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy

Notes to financial statements	Wells Fargo Large Company Value Fund	23

by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

24	Wells Fargo Large Company Value Fund	Notes to financial statements

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$15,378,040	$0	$0	$15,378,040
Consumer staples	21,363,901	0	0	21,363,901
Energy	23,295,044	0	0	23,295,044
Financials	67,356,666	0	0	67,356,666
Health care	41,020,917	0	0	41,020,917
Industrials	17,236,165	0	0	17,236,165
Information technology	22,752,354	0	0	22,752,354
Materials	4,219,612	0	0	4,219,612
Real estate	15,699,146	0	0	15,699,146
Telecommunication services	5,299,770	0	0	5,299,770
Utilities	17,874,278	0	0	17,874,278

Short-term investments
Investment companies	7,807,982	0	0	7,807,982
Total assets	$259,303,875	$0	$0	$259,303,875

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At July 31, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.40% and declining to 0.33% as the average daily net assets of the Fund increase. Prior to February 1, 2017, Funds Management received an annual management fee which started at 0.70% and declined to 0.505% as the average daily net assets of the Fund increased. For the year ended July 31, 2017, the management fee was equivalent to an annual rate of 0.55% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Analytic Investor, LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.25% and declining to 0.15% as the average daily net assets of the Fund increase. Prior to February 1, 2017, Phocas Financial Corporation, which is not an affiliate of Funds Management, was the subadviser to the Fund and received an annual fee which started at 0.29% and declined to 0.20% as the average daily net assets of the Fund increased.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus

Notes to financial statements	Wells Fargo Large Company Value Fund	25

account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.21%
Class R6	0.03
Administrator Class, Institutional	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through November 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.83% for Class A shares, 1.58% for Class C shares, 0.40% for Class R6 shares, 0.75% for Administrator Class shares, and 0.50% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to February 1, 2017, the Fund’s expenses were capped at 1.10% for Class A shares, 1.85% for Class C shares, 0.98% for Administrator Class shares, and 0.75% for Institutional Class shares.

During the year ended July 31, 2017, State Street Bank and Trust Company, the Fund’s custodian, reimbursed the Fund $5,985 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in dividend income on the Statement of Operations. In addition, Funds Management was also reimbursed $26,900 for waivers/reimbursements it made to the Fund during the period the Fund was erroneously billed.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2017, Funds Distributor received $1,839 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended July 31, 2017.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell investment securities to other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2017 were $554,799,601 and $582,444,640, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $250,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 30, 2016, the revolving credit agreement amount was $200,000,000 and the annual commitment fee was equal to 0.20% of the unused balance which was allocated to each participating fund.

26	Wells Fargo Large Company Value Fund	Notes to financial statements

For the year ended July 31, 2017, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2017 and July 31, 2016 were as follows:

	Year ended July 31
	2017	2016
Ordinary income	$1,803,073	$2,975,062
Long-term capital gain	0	19,440,940

As of July 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$3,178,334	$44,152,189	$25,440,152

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in the Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the amendments to Regulation S-X and its adoption will result in enhanced financial disclosures in the Fund’s financial statements. Management continues to evaluate the reporting requirements for the new form types (compliance date is June 1, 2018) and the implementation of the liquidity risk management program (compliance date is December 1, 2018).

11. SUBSEQUENT DISTRIBUTIONS

On September 25, 2017, the Fund declared distributions from net investment income to shareholders of record on September 22, 2017. The per share amounts payable on September 26, 2017 were as follows:

Net investment income
Class A	$0.07693
Class C	0.00669
Class R6	0.11610
Administrator Class	0.08114
Institutional Class	0.10687

These distributions are not reflected in the accompanying financial statements.

Report of independent registered public accounting firm	Wells Fargo Large Company Value Fund	27

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Large Company Value Fund (the “Fund), one of the funds constituting the Wells Fargo Funds Trust, as of July 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Large Company Value Fund as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 25, 2017

28	Wells Fargo Large Company Value Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 83.46% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2017.

Pursuant to Section 854 of the Internal Revenue Code, $1,555,572 of income dividends paid during the fiscal year ended July 31, 2017 has been designated as qualified dividend income (QDI).

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Large Company Value Fund	29

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 145 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

30	Wells Fargo Large Company Value Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996: Vice Chairman, since 2017	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Advisory Board Members

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Advisory Board Member, since 2017	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors (Blackrock) from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Prior thereto, Vice President, Fidelity Retail Mutual Fund Group from 1996 to 1998 and Risk Management Practice Manager, Fidelity Consulting from 1995 to 1996. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	None
Pamela Wheelock (Born 1959)	Advisory Board Member, since 2017	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	None

Other information (unaudited)	Wells Fargo Large Company Value Fund	31

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 76 funds in the Fund Complex and Assistant Treasurer of 69 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

32	Wells Fargo Large Company Value Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 16-17, 2017 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Large Company Value Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Analytic Investors, LLC (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2017, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2017. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2016. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board

Other information (unaudited)	Wells Fargo Large Company Value Fund	33

received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than the average performance of the Universe for the ten-year period ended December 31, 2016, but lower than the average performance of the Universe for the one-, three-, and five-year periods ended December 31, 2016. However, the Board noted that the performance ranking of the Fund in the Universe improved for the three- and five-year periods ended March 31, 2017. The Board also noted that the performance of the Fund was lower than its benchmark, the Russell 1000® Value Index, for all periods under review ended December 31, 2016.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s performance. The Board noted that the Subadviser began serving as sub-adviser to the Fund as of February 1, 2017, and that investment performance information for the Fund for periods prior to February 1, 2017 does not reflect the investment performance of the Sub-Adviser or changes to the Fund’s investment strategy that became effective on February 1, 2017.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for all share classes.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

34	Wells Fargo Large Company Value Fund	Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also noted that the Sub-Adviser became a wholly-owned subsidiary of Wells Capital Management Incorporated on October 1, 2016, but that the Sub-Adviser’s profitability information with respect to subadvising the Fund was not subsumed in the Wells Fargo and Funds Management profitability analysis because the Sub-Adviser did not begin subadvising the Fund until after December 31, 2016.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements are means of sharing potential economies of scale with shareholders of the Fund. The Board considered Funds Management’s view, which Funds Management indicated was supported by independent third-party industry studies which were summarized for the Board, that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo Large Company Value Fund	35

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

305358 09-17 A210/AR210 07-17

Annual Report

July 31, 2017

Wells Fargo Low Volatility U.S. Equity Fund

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The views expressed and any forward-looking statements are as of July 31, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Low Volatility U.S. Equity Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to provide you with the first annual report for the Wells Fargo Low Volatility U.S. Equity Fund from the Fund’s inception on October 31, 2016 through July 31, 2017. Many equity markets advanced during this reporting period, supported by modest economic growth despite political uncertainty. U.S. and international stocks returned 18.01% and 18.52%, for the period since the Fund’s inception through July 31, 2017 as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net)2, respectively. Within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 0.43% and the Bloomberg Barclays Municipal Bond Index4 returned 1.69% as interest rates rose from low levels.

During the fourth quarter of 2016, investors awaited election results and central-bank actions.

Entering the fourth quarter, anticipation of an interest-rate increase and the approaching general election tended to increase investor concerns. Following Donald Trump’s election victory, U.S. stocks rallied. Investors appeared optimistic that the new administration would pursue progrowth policies. Favorable economic news supported stocks, and interest rates moved higher. At its mid-December meeting, Fed officials raised the target interest rate by a quarter percentage point to a range from 0.50% to 0.75%. The fourth quarter also saw the implementation of the U.S. Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) for institutional prime and municipal money market funds as well as the possibility of liquidity fees and redemption gates. In the year leading up to money market fund reform implementation, nearly $1 trillion in assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1.00 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe.

Equity and bond markets advanced during the first quarter of 2017 amid improving economic data globally.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. U.S. economic data released during the quarter reflected a healthy economy. Hiring remained strong, and business and consumer sentiment improved. In March, Fed officials raised their target interest rate by a quarter percentage point to a range from 0.75% to 1.00%. With the Fed’s target interest rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by strong demand and constrained new-issue supply. Outside of the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[5]	The Chicago Board Options Exchange Market Volatility Index (CBOE VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Low Volatility U.S. Equity Fund	3

developed markets because they benefited from both global economic growth and recent weakening in the U.S. dollar. Stocks in Asia, Europe, and Latin America also outperformed the U.S. market during the quarter.

Steady advancement in many markets marked the first seven months of 2017.

During the second quarter, most equity markets in the U.S. and abroad advanced. Steady, albeit modest, economic growth both in the U.S. and abroad and generally favorable corporate earnings announcements after the second quarter supported higher valuations. Within the economy, U.S. inflation trended lower despite the unemployment rate continuing to decline. Ten-year U.S. Treasury yields declined, resulting in stronger prices for long-term bonds. As was widely expected, in June, the Fed raised the target interest rate by a quarter percentage point to a range from 1.00% to 1.25%. In addition, the Fed indicated that it would begin to sell bonds accumulated on its balance sheet during quantitative easing programs conducted since 2008, likely beginning later this year. Early in July, volatility expectations increased and then receded, as measured by the CBOE VIX.5 Although economic momentum increased in Europe, the European Central Bank held its rates steady at low levels because underlying inflation remained subdued. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

During the second quarter, most equity markets in the U.S. and abroad advanced.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Low Volatility U.S. Equity Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Analytic Investors, LLC

Portfolio managers

Dennis Bein, CFA®

Ryan Brown, CFA®

Harindra de Silva, Ph.D., CFA®

Average annual total returns (%) as of July 31, 2017

		Including sales charge	Excluding sales charge	Expense ratios[1] (%)
	Inception date	Since inception	Since inception	Gross	Net[2]
Class A (WLVLX)	10-31-2016	6.06	12.53	1.03	0.83
Class C (WLVKX)	10-31-2016	10.91	11.91	1.78	1.58
Class R (WLVMX)	10-31-2016	–	12.31	1.28	1.08
Class R6 (WLVJX)	10-31-2016	–	12.94	0.60	0.40
Administrator Class (WLVDX)	10-31-2016	–	12.57	0.95	0.75
Institutional Class (WLVOX)	10-31-2016	–	12.82	0.70	0.50
Russell 1000® Index[3]	–	–	18.01	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Low Volatility U.S. Equity Fund	5

Growth of $10,000 investment as of July 31, 2017[4]

[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]	The manager has contractually committed through November 30, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[3]	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[4]	The chart compares the performance of Class A shares since inception with the Russell 1000® Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[5]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[6]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Low Volatility U.S. Equity Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Russell 1000® Index, for the nine-month period that ended July 31, 2017. (The Fund’s inception date was October 31, 2016.)

∎	Primary detractors from Fund performance during the reporting period included an underweight to the information technology (IT) sector, an overweight to the consumer staples sector, and our focus on lower-risk/lower-beta stocks, which underperformed in the rapidly rising market environment. (Beta is a measure of a stock’s volatility relative to general market movements; lower-beta stocks tend to deliver lower variation in returns compared with the overall market.)

∎	Our risk management and emphasis on high-quality stocks led to lack of exposure to the struggling energy sector and favorable stock selection in the health care sector.

U.S. stocks delivered very strong results during the nine-month reporting period.

U.S. stocks, as represented by the Russell 1000® Index, returned 18.01% for the nine-month period. The most substantial news during the period was the unexpected election of Donald Trump as U.S. president in November 2016. Just one day before the election, nearly all published sell-side research—research focused on the sale of stocks, bonds, and other financial instruments—viewed a win by Mr. Trump as a negative catalyst for stock markets. Although the futures market initially moved lower, it quickly recovered, and stocks generally rallied through the end of 2016.

Ten largest holdings (%) as of July 31, 2017[5]
Exelon Corporation	2.65
Wal-Mart Stores Incorporated	2.53
Merck & Company Incorporated	2.49
PepsiCo Incorporated	2.48
CBOE Holdings Incorporated	2.48
PPL Corporation	2.48
The Procter & Gamble Company	2.46
Baxter International Incorporated	2.45
Johnson & Johnson	2.42
Sysco Corporation	2.38

The U.S. Federal Reserve raised interest rates by 0.25% in December 2016, March 2017, and June 2017. In each instance, stock markets shrugged off the impact; the moves were widely expected and seen as a sign that the economy was strong enough to support rising interest rates. Economic news released during the period was mostly positive. For example, consumer confidence topped economic forecasts in March 2017 and soared to its highest level in more than 16 years. Consumer confidence has taken off since the election of President Trump on the prospects of potentially lower taxes and increased infrastructure spending.

The Fund seeks to have less volatility than the overall stock market.

Our investment process focuses primarily on volatility reduction; we seek to maintain a standard deviation (variation between highest and lowest returns) that is 20% to 30% less than that of the index while delivering a similar or higher level of return over a full market cycle. Using our fundamental and statistical risk models, we construct the portfolio by quantitatively identifying companies that possess lower forecasted risks. Due to the Fund’s focus on low-beta stocks, which tend to be more defensive in nature, we were not surprised by the Fund’s recent underperformance given that the stock market climbed nearly 20% over the nine-month period.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Low Volatility U.S. Equity Fund	7

Sector distribution as of July 31, 2017[6]

The Fund’s focus on low volatility can lead to sector weights and Fund holdings that result in Fund underperformance during a rapidly rising market; this was the case during the reporting period.

Due to our low-volatility emphasis, sector weights within the Fund tend to deviate meaningfully from those of the benchmark. During the period, the Fund held underweights to sectors that generally exhibited higher betas, such as IT, and a substantial overweight to consumer staples, a sector that is considered defensive in nature. IT was one of the better-performing sectors in the index for the period; therefore, the Fund’s sizable underweight to IT hampered relative results. The consumer staples sector posted a relatively weak return and underperformed the benchmark, which caused the Fund’s large overweight to the sector to detract from Fund performance. During the period, the announcement by e-commerce giant Amazon.com, Incorporated, that it planned to purchase Whole Foods Market, Incorporated, caused the shares of many food and staples retailers within this sector to decline as investors became concerned about the potential competition from the merger. Shares of some of the Fund’s most defensive investments—Costco Wholesale Corporation and The Kroger Company—were negatively affected and thus detracted from the Fund’s performance for the period.

Our emphases on risk management and high-quality stocks proved favorable during the reporting period.

Lack of exposure to the energy sector was a top contributor to the Fund’s relative performance. The Fund lacks energy exposure primarily because this sector has exhibited considerably high volatility in recent years. During the reporting period, oil prices continued to decline due to increased oil production and inventory buildup. As a result, energy was one of the worst-performing sectors in the index and posted a 0.5% loss for the period.

Stock selection within the health care sector also contributed to performance due primarily to the Fund’s investment in Teleflex Incorporated. This company possesses high-quality characteristics favored by our quantitative models, such as strong earnings quality and favorable valuation. We expect these high-quality factors may aid the Fund’s goal of providing lower volatility while retaining the Fund’s potential for appreciation.

Going forward, we will continue to favor low-beta stocks as they serve the Fund’s goal: to reduce volatility.

Using our fundamental and statistical risk models, we will quantitatively identify companies with lower forecasted risks. In addition, we will use our comprehensive alpha-prediction model when selecting lower-risk stocks. (Alpha measures the excess return of an investment vehicle, such as a mutual fund, relative to the return of its index.) Our process quantitatively forecasts returns using over 70 fundamental, technical, and proprietary factors, also known as alpha signals. As a result, our process not only assesses investment opportunities from a risk perspective but also from an alpha standpoint. We believe this increases the likelihood that over a full market cycle, the Fund may provide investors with lower overall portfolio risk relative to the index while delivering a similar or higher level of return.

Please see footnotes on page 5.

8	Wells Fargo Low Volatility U.S. Equity Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2017 to July 31, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2017	Ending account value 7-31-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,063.57	$4.21	0.82%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.71	$4.13	0.82%
Class C
Actual	$1,000.00	$1,060.84	$8.07	1.58%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.96	$7.90	1.58%
Class R
Actual	$1,000.00	$1,062.68	$5.52	1.08%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.44	$5.41	1.08%
Class R6
Actual	$1,000.00	$1,067.43	$2.05	0.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.81	$2.01	0.40%
Administrator Class
Actual	$1,000.00	$1,064.58	$3.84	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.07	$3.76	0.75%
Institutional Class
Actual	$1,000.00	$1,066.48	$2.56	0.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	$2.51	0.50%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—July 31, 2017	Wells Fargo Low Volatility U.S. Equity Fund	9

Security name	Shares	Value

Common Stocks: 96.60%

Consumer Discretionary: 7.92%

Diversified Consumer Services: 0.44%
H&R Block Incorporated	5,128	$156,404

Hotels, Restaurants & Leisure: 4.26%
Aramark	13,611	542,534
Darden Restaurants Incorporated	5,270	442,048
Hilton Grand Vacations Incorporated †	2,037	74,880
McDonald’s Corporation	444	68,882
Six Flags Entertainment Corporation	1,524	86,670
Yum China Holdings Incorporated †	8,609	308,116

		1,523,130

Media: 0.59%
Cable One Incorporated	11	8,359
Regal Entertainment Group Class A	5,104	97,078
The Walt Disney Company	955	104,983

		210,420

Multiline Retail: 0.16%
Dollar General Corporation	755	56,746

Specialty Retail: 2.42%
Murphy USA Incorporated †	437	33,094
The Gap Incorporated	4,454	106,139
ULTA Beauty Incorporated †	2,275	571,503
Urban Outfitters Incorporated †	7,821	153,213

		863,949

Textiles, Apparel & Luxury Goods: 0.05%
Michael Kors Holdings Limited †	456	16,617

Consumer Staples: 27.42%

Beverages: 4.77%
Dr Pepper Snapple Group Incorporated	6,787	618,703
PepsiCo Incorporated	7,608	887,169
The Coca-Cola Company	4,347	199,266

		1,705,138

Food & Staples Retailing: 7.90%
Costco Wholesale Corporation	4,903	777,175
Sysco Corporation	16,139	849,234
The Kroger Company	11,875	291,175
Wal-Mart Stores Incorporated	11,302	904,047

		2,821,631

Food Products: 3.83%
Blue Buffalo Pet Products Incorporated †	1,218	27,247
Bunge Limited	3,366	263,861

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Low Volatility U.S. Equity Fund	Portfolio of investments—July 31, 2017

Security name	Shares	Value

Food Products (continued)
Flowers Foods Incorporated	12,847	$225,979
General Mills Incorporated	187	10,408
Lamb Weston Holdings Incorporated	5,782	254,292
McCormick & Company Incorporated	5,273	502,517
The Hershey Company	313	32,962
Tyson Foods Incorporated Class A	818	51,828

		1,369,094

Household Products: 6.75%
Colgate-Palmolive Company	7,821	564,676
Kimberly-Clark Corporation	6,401	788,347
The Clorox Company	1,354	180,745
The Procter & Gamble Company	9,668	878,048

		2,411,816

Tobacco: 4.17%
Altria Group Incorporated	11,604	753,912
Philip Morris International	6,311	736,557

		1,490,469

Financials: 19.35%

Banks: 1.52%
BankUnited Incorporated	7,907	272,159
US Bancorp	5,095	268,914

		541,073

Capital Markets: 4.53%
CBOE Holdings Incorporated	9,382	886,880
CME Group Incorporated	3,719	456,024
Intercontinental Exchange Incorporated	4,127	275,312

		1,618,216

Insurance: 11.42%
American Financial Group Incorporated	6,364	645,310
American National Insurance Company	202	24,038
Aon plc	1,358	187,635
Aspen Insurance Holdings Limited	4,170	203,496
Assurant Incorporated	544	57,267
Axis Capital Holdings Limited	9,918	640,504
Everest Reinsurance Group Limited	2,796	733,642
ProAssurance Corporation	324	20,023
RenaissanceRe Holdings Limited	4,738	696,060
The Progressive Corporation	2,740	129,136
Validus Holdings Limited	11,510	619,123
White Mountain Insurance Group Limited	145	125,367

		4,081,601

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2017	Wells Fargo Low Volatility U.S. Equity Fund	11

Security name	Shares	Value

Mortgage REITs: 1.88%
Chimera Investment Corporation	16,726	$314,783
MFA Financial Incorporated	42,071	357,183

		671,966

Health Care: 11.79%

Health Care Equipment & Supplies: 3.18%
Baxter International Incorporated	14,473	875,327
Dentsply Sirona Incorporated	1,386	85,974
IDEXX Laboratories Incorporated †	550	91,553
Teleflex Incorporated	397	82,266

		1,135,120

Health Care Providers & Services: 1.66%
AmerisourceBergen Corporation	4,041	379,127
Cigna Corporation	104	18,050
Humana Incorporated	321	74,215
Laboratory Corporation of America Holdings †	230	36,549
McKesson Corporation	529	85,629

		593,570

Life Sciences Tools & Services: 0.52%
Bio-Rad Laboratories Incorporated Class A †	787	185,441

Pharmaceuticals: 6.43%
Eli Lilly & Company	470	38,850
Johnson & Johnson	6,523	865,733
Merck & Company Incorporated	13,914	888,826
Pfizer Incorporated	15,232	505,093

		2,298,502

Industrials: 8.05%

Aerospace & Defense: 1.07%
Lockheed Martin Corporation	1,308	382,106

Air Freight & Logistics: 2.90%
Expeditors International of Washington Incorporated	6,883	405,271
United Parcel Service Incorporated Class B	5,712	629,976

		1,035,247

Commercial Services & Supplies: 3.06%
Republic Services Incorporated	5,506	353,595
Waste Management Incorporated	9,817	737,748

		1,091,343

Industrial Conglomerates: 0.28%
3M Company	505	101,591

Road & Rail: 0.54%
Landstar System Incorporated	2,336	194,238

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Low Volatility U.S. Equity Fund	Portfolio of investments—July 31, 2017

Security name	Shares	Value

Trading Companies & Distributors: 0.20%
MSC Industrial Direct Company Class A	1,019	$72,563

Information Technology: 6.15%

Communications Equipment: 0.22%
Motorola Solutions Incorporated	853	77,350

Internet Software & Services: 0.13%
eBay Incorporated †	1,323	47,271

IT Services: 3.34%
Amdocs Limited	10,291	691,246
Booz Allen Hamilton Holding Corporation	6,302	216,159
Broadridge Financial Solutions Incorporated	569	43,164
Square Incorporated Class A †	9,300	245,055

		1,195,624

Software: 2.46%
Atlassian Corporation plc Class A †	2,944	105,454
Dell Technologies Incorporated Class V †	6,394	410,942
Symantec Corporation	11,664	361,467

		877,863

Real Estate: 4.04%

Equity REITs: 4.04%
Apple Hospitality REIT Incorporated	25,360	468,146
Columbia Property Trust Incorporated	3,886	84,521
Equity Commonwealth †	11,457	361,812
Outfront Media Incorporated	2,272	51,961
Park Hotels & Resorts Incorporated	9,518	256,320
Rayonier Incorporated	7,587	220,554

		1,443,314

Telecommunication Services: 1.94%

Diversified Telecommunication Services: 1.94%
Verizon Communications Incorporated	14,330	693,572

Utilities: 9.94%

Electric Utilities: 9.14%
American Electric Power Company Incorporated	1,413	99,673
Exelon Corporation	24,699	946,960
Hawaiian Electric Industries Incorporated	23,066	760,947
PG&E Corporation	908	61,463
Pinnacle West Capital Corporation	3,661	317,519
PPL Corporation	23,083	884,771
Xcel Energy Incorporated	4,132	195,485

		3,266,818

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2017	Wells Fargo Low Volatility U.S. Equity Fund	13

Security name		Shares	Value

Gas Utilities: 0.39%
UGI Corporation		2,748	$138,692

Independent Power & Renewable Electricity Producers: 0.41%
Vistra Energy Corporation		8,920	146,557

Total Common Stocks (Cost $32,034,873)			34,515,052

	Yield
Short-Term Investments: 3.06%

Investment Companies: 3.06%
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.89%	1,095,727	1,095,727

Total Short-Term Investments (Cost $1,095,727)			1,095,727

Total investments in securities (Cost $33,130,600) *	99.66%	35,610,779
Other assets and liabilities, net	0.34	120,140

Total net assets	100.00%	$35,730,919

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $33,130,979 and unrealized gains (losses) consists of:

Gross unrealized gains	$2,758,293
Gross unrealized losses	(278,493)

Net unrealized gains	$2,479,800

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Low Volatility U.S. Equity Fund	Statement of assets and liabilities—July 31, 2017

Assets
Investments
In unaffiliated securities, at value (cost $32,034,873)	$34,515,052
In affiliated securities, at value (cost $1,095,727)	1,095,727

Total investments, at value (cost $33,130,600)	35,610,779
Receivable for dividends	26,681
Receivable from manager	9,735
Prepaid expenses and other assets	114,374

Total assets	35,761,569

Liabilities
Distribution fees payable	94
Administration fees payable	3,904
Shareholder report expenses payable	15,349
Custodian and accounting fees payable	4,836
Professional fees payable	4,729
Accrued expenses and other liabilities	1,738

Total liabilities	30,650

Total net assets	$35,730,919

NET ASSETS CONSIST OF
Paid-in capital	$32,460,114
Undistributed net investment income	364,504
Accumulated net realized gains on investments	426,122
Net unrealized gains on investments	2,480,179

Total net assets	$35,730,919

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$1,095,651
Shares outstanding – Class A1	97,706
Net asset value per share – Class A	$11.21
Maximum offering price per share – Class A2	$11.89
Net assets – Class C	$111,920
Shares outstanding – Class C1	10,028
Net asset value per share – Class C	$11.16
Net assets – Class R	$112,338
Shares outstanding – Class R1	10,037
Net asset value per share – Class R	$11.19
Net assets – Class R6	$1,129,111
Shares outstanding – Class R6[1]	100,480
Net asset value per share – Class R6	$11.24
Net assets – Administrator Class	$112,616
Shares outstanding – Administrator Class[1]	10,042
Net asset value per share – Administrator Class	$11.21
Net assets – Institutional Class	$33,169,283
Shares outstanding – Institutional Class[1]	2,953,534
Net asset value per share – Institutional Class	$11.23

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended July 31, 2017[1]	Wells Fargo Low Volatility U.S. Equity Fund	15

Investment income
Dividends (net of foreign withholding taxes of $528)	$600,445
Income from affiliated securities	6,189

Total investment income	606,634

Expenses
Management fee	93,755
Administration fees
Class A	1,289
Class C	170
Class R	170
Class R6	244
Administrator Class	106
Institutional Class	28,300
Shareholder servicing fees
Class A	1,535
Class C	202
Class R	203
Administrator Class	203
Distribution fees
Class C	607
Class R	203
Custody and accounting fees	9,421
Professional fees	49,896
Registration fees	66,667
Shareholder report expenses	37,675
Trustees’ fees and expenses	15,800
Other fees and expenses	3,795

Total expenses	310,241
Less: Fee waivers and/or expense reimbursements	(190,321)

Net expenses	119,920

Net investment income	486,714

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	426,122
Net change in unrealized gains (losses) on investments	2,480,179

Net realized and unrealized gains (losses) on investments	2,906,301

Net increase in net assets resulting from operations	$3,393,015

[1]	For the period from October 31, 2016 (commencement of operations) to July 31, 2017

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Low Volatility U.S. Equity Fund	Statement of changes in net assets

	Year ended July 31, 2017[1]

Operations
Net investment income		$486,714
Net realized gains on investments		426,122
Net change in unrealized gains (losses) on investments		2,480,179

Net increase in net assets resulting from operations		3,393,015

Distributions to shareholders from
Net investment income
Class A		(1,837)
Class C		(295)
Class R		(382)
Class R6		(5,028)
Administrator Class		(441)
Institutional Class		(114,483)

Total distributions to shareholders		(122,466)

Capital share transactions	Shares
Proceeds from shares sold
Class A	114,026	1,216,340
Class C	10,000	100,000
Class R	10,000	100,000
Class R6	100,000	1,000,000
Administrator Class	10,000	100,000
Institutional Class	2,955,414	30,144,185

		32,660,525

Reinvestment of distributions
Class A	175	1,837
Class C	28	295
Class R	37	382
Class R6	480	5,028
Administrator Class	42	441
Institutional Class	10,934	114,483

		122,466

Payment for shares redeemed
Class A	(16,495)	(181,770)
Institutional Class	(12,814)	(140,851)

		(322,621)

Net increase in net assets resulting from capital share transactions		32,460,370

Total increase in net assets		35,730,919

Net assets
Beginning of period		0

End of period		$35,730,919

Undistributed net investment income		$364,504

[1]	For the period from October 31, 2016 (commencement of operations) to July 31, 2017

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Low Volatility U.S. Equity Fund	17

(For a share outstanding throughout the period)

CLASS A	Year ended July 31, 2017[1]
Net asset value, beginning of period	$10.00
Net investment income	0.13
Net realized and unrealized gains (losses) on investments	1.12

Total from investment operations	1.25
Distributions to shareholders from
Net investment income	(0.04)
Net asset value, end of period	$11.21
Total return[2]	12.53%
Ratios to average net assets (annualized)
Gross expenses	1.61%
Net expenses	0.82%
Net investment income	1.78%
Supplemental data
Portfolio turnover rate	39%
Net assets, end of period (000s omitted)	$1,096

[1]	For the period from October 31, 2016 (commencement of class operations) to July 31, 2017

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Low Volatility U.S. Equity Fund	Financial highlights

(For a share outstanding throughout the period)

CLASS C	Year ended July 31, 2017[1]
Net asset value, beginning of period	$10.00
Net investment income	0.08
Net realized and unrealized gains (losses) on investments	1.11

Total from investment operations	1.19
Distributions to shareholders from
Net investment income	(0.03)
Net asset value, end of period	$11.16
Total return[2]	11.91%
Ratios to average net assets (annualized)
Gross expenses	2.40%
Net expenses	1.58%
Net investment income	1.01%
Supplemental data
Portfolio turnover rate	39%
Net assets, end of period (000s omitted)	$112

[1]	For the period from October 31, 2016 (commencement of class operations) to July 31, 2017

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Low Volatility U.S. Equity Fund	19

(For a share outstanding throughout the period)

CLASS R	Year ended July 31, 2017[1]
Net asset value, beginning of period	$10.00
Net investment income	0.12
Net realized and unrealized gains (losses) on investments	1.11

Total from investment operations	1.23
Distributions to shareholders from
Net investment income	(0.04)
Net asset value, end of period	$11.19
Total return[2]	12.31%
Ratios to average net assets (annualized)
Gross expenses	1.90%
Net expenses	1.08%
Net investment income	1.51%
Supplemental data
Portfolio turnover rate	39%
Net assets, end of period (000s omitted)	$112

[1]	For the period from October 31, 2016 (commencement of class operations) to July 31, 2017

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Low Volatility U.S. Equity Fund	Financial highlights

(For a share outstanding throughout the period)

CLASS R6	Year ended July 31, 2017[1]
Net asset value, beginning of period	$10.00
Net investment income	0.18
Net realized and unrealized gains (losses) on investments	1.11

Total from investment operations	1.29
Distributions to shareholders from
Net investment income	(0.05)
Net asset value, end of period	$11.24
Total return[2]	12.94%
Ratios to average net assets (annualized)
Gross expenses	1.22%
Net expenses	0.40%
Net investment income	2.19%
Supplemental data
Portfolio turnover rate	39%
Net assets, end of period (000s omitted)	$1,129

[1]	For the period from October 31, 2016 (commencement of class operations) to July 31, 2017

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Low Volatility U.S. Equity Fund	21

(For a share outstanding throughout the period)

ADMINISTRATOR CLASS	Year ended July 31, 2017[1]
Net asset value, beginning of period	$10.00
Net investment income	0.15
Net realized and unrealized gains (losses) on investments	1.10

Total from investment operations	1.25
Distributions to shareholders from
Net investment income	(0.04)
Net asset value, end of period	$11.21
Total return[2]	12.57%
Ratios to average net assets (annualized)
Gross expenses	1.57%
Net expenses	0.75%
Net investment income	1.84%
Supplemental data
Portfolio turnover rate	39%
Net assets, end of period (000s omitted)	$113

[1]	For the period from October 31, 2016 (commencement of class operations) to July 31, 2017

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Low Volatility U.S. Equity Fund	Financial highlights

(For a share outstanding throughout the period)

INSTITUTIONAL CLASS	Year ended July 31, 2017[1]
Net asset value, beginning of period	$10.00
Net investment income	0.16
Net realized and unrealized gains (losses) on investments	1.12

Total from investment operations	1.28
Distributions to shareholders from
Net investment income	(0.05)
Net asset value, end of period	$11.23
Total return[2]	12.82%
Ratios to average net assets (annualized)
Gross expenses	1.31%
Net expenses	0.50%
Net investment income	2.09%
Supplemental data
Portfolio turnover rate	39%
Net assets, end of period (000s omitted)	$33,169

[1]	For the period from October 31, 2016 (commencement of class operations) to July 31, 2017

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Low Volatility U.S. Equity Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Low Volatility U.S. Equity Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital.

24	Wells Fargo Low Volatility U.S. Equity Fund	Notes to financial statements

Federal and other taxes

The Fund intends to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the fiscal years since commencement of operations will be subject to examination by the federal and Delaware revenue authorities. The Fund is not subject to examination by federal and state tax authorities for tax years before 2016, the year the Fund commenced operations.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At July 31, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment income
$(256)	$256

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Low Volatility U.S. Equity Fund	25

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$2,827,266	$0	$0	$2,827,266
Consumer staples	9,798,148	0	0	9,798,148
Financials	6,912,856	0	0	6,912,856
Health care	4,212,633	0	0	4,212,633
Industrials	2,877,088	0	0	2,877,088
Information technology	2,198,108	0	0	2,198,108
Real estate	1,443,314	0	0	1,443,314
Telecommunication services	693,572	0	0	693,572
Utilities	3,552,067	0	0	3,552,067

Short-term investments
Investment companies	1,095,727	0	0	1,095,727
Total assets	$35,610,779	$0	$0	$35,610,779

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At July 31, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.40% and declining to 0.33% as the average daily net assets of the Fund increase. For the period from October 31, 2016 (commencement of operations) to July 31, 2017, the management fee was equivalent to an annual rate of 0.40% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Analytic Investors, LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.12% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C, Class R	0.21%
Class R6	0.03
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through November 30, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.83% for Class A shares, 1.58% for Class C shares, 1.08% for Class R shares, 0.40% for Class R6 shares, 0.75% for Administrator Class shares, and 0.50% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

26	Wells Fargo Low Volatility U.S. Equity Fund	Notes to financial statements

Distribution fees

The Trust has adopted a distribution plan for Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the period from October 31, 2016 (commencement of operations) to July 31, 2017.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell investment securities to other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the period from October 31, 2016 (commencement of operations) to July 31, 2017 were $43,180,567 and $11,566,624, respectively.

6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $122,466 of ordinary income for the period from October 31, 2016 (commencement of operations) to July 31, 2017.

As of July 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$790,603	$402	$2,479,800

7. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in the Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the amendments to Regulation S-X and its adoption will result in enhanced financial disclosures in the Fund’s financial statements. Management continues to evaluate the reporting requirements for the new form types (compliance date is June 1, 2018) and the implementation of the liquidity risk management program (compliance date is December 1, 2018).

Report of independent registered public accounting firm	Wells Fargo Low Volatility U.S. Equity Fund	27

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Low Volatility U.S. Equity Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of July 31, 2017, and the related statement of operations, changes in net assets, and the financial highlights for the periods from October 31, 2016 (commencement of operations) to July 31, 2017. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Low Volatility U.S. Equity Fund as of July 31, 2017, the results of its operations, the changes in its net assets, and the financial highlights for the period from October 31, 2016 (commencement of operations) to July 31, 2017, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 25, 2017

28	Wells Fargo Low Volatility U.S. Equity Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 51.82% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2017.

Pursuant to Section 854 of the Internal Revenue Code, $70,448 of income dividends paid during the fiscal year ended July 31, 2017 has been designated as qualified dividend income (QDI).

For the fiscal year ended July 31, 2017, $1,249 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Low Volatility U.S. Equity Fund	29

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 145 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

30	Wells Fargo Low Volatility U.S. Equity Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996: Vice Chairman, since 2017	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Advisory Board Members

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Advisory Board Member, since 2017	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors (Blackrock) from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Prior thereto, Vice President, Fidelity Retail Mutual Fund Group from 1996 to 1998 and Risk Management Practice Manager, Fidelity Consulting from 1995 to 1996. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	None
Pamela Wheelock (Born 1959)	Advisory Board Member, since 2017	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	None

Other information (unaudited)	Wells Fargo Low Volatility U.S. Equity Fund	31

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 76 funds in the Fund Complex and Assistant Treasurer of 69 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

32	Wells Fargo Low Volatility U.S. Equity Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 16-17, 2017 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Low Volatility U.S. Equity Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Analytic Investors, LLC (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2017, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2017. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board noted that the Fund had recently commenced operations and had no performance history to review. The Board noted that it would have the opportunity to review the Fund’s performance history in connection with the Board’s future review and approval of the Fund’s advisory agreements.

Other information (unaudited)	Wells Fargo Low Volatility U.S. Equity Fund	33

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense Groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for all share classes.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also noted that the Sub-Adviser became a wholly-owned subsidiary of Wells Capital Management Incorporated on October 1, 2016, but that the Sub-Adviser’s profitability information with respect to subadvising the Fund was not subsumed in the Wells Fargo and Funds Management profitability analysis because the Sub-Adviser did not begin subadvising the Fund until after December 31, 2016.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered

34	Wells Fargo Low Volatility U.S. Equity Fund	Other information (unaudited)

that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements are means of sharing potential economies of scale with shareholders of the Fund. The Board considered Funds Management’s view, which Funds Management indicated was supported by independent third-party industry studies which were summarized for the Board, that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo Low Volatility U.S. Equity Fund	35

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

305359 09-17 A270/AR270 07-17

Annual Report

July 31, 2017

Wells Fargo Omega Growth Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Omega Growth Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

In bond markets, interest rates rose but remained at historically low levels amid subdued global growth and modest inflation.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Omega Growth Fund for the 12-month period that ended July 31, 2017. Many equity markets advanced during this reporting period, supported by modest economic growth despite political uncertainty. U.S. and international stocks returned 16.04% and 19.01%, for the 12-month period, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net)2, respectively. Within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned -1.28% and the Bloomberg Barclays Municipal Bond Index4 returned 0.26% as interest rates rose from low levels.

Globally, stock results moderated in the third quarter of 2016; bond interest rates remained low.

Stock returns tended to moderate during July and August. During much of the past decade, markets worldwide have been supported to varying degrees by accommodative policies from leading central banks, including the U.S. Federal Reserve (Fed), European Central Bank (ECB), Bank of England, and Bank of Japan. Investors have watched for signs that global central banks might shift away from accommodative policies, including low interest rates and bond purchases that tended to make riskier assets such as stocks and high-yield bonds more attractive. In the U.S., early-September comments by Fed officials suggested an interest-rate increase might occur, sending stock and bond prices down. Following the Fed’s September decision to delay a rate increase to later in 2016, stocks surged. In bond markets, interest rates rose but remained at historically low levels amid subdued global growth and modest inflation. It appeared that fixed-income investors concluded that yields had overshot the real risks of the U.K.’s vote to exit the European Union as economic activity strengthened.

During the fourth quarter of 2016, investors awaited election results and central-bank actions.

Entering the fourth quarter, anticipation of an interest-rate increase and the approaching general election tended to increase investor concerns. Following Donald Trump’s election victory, U.S. stocks rallied. Investors appeared optimistic that the new administration would pursue progrowth policies. Favorable economic news supported stocks, and interest rates moved higher. At its mid-December meeting, Fed officials raised the target interest rate by a quarter percentage point to a range from 0.50% to 0.75%. The fourth quarter also saw the implementation of the U.S. Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) for institutional prime and municipal money market funds as well as the possibility of liquidity fees and redemption gates. In the year leading up to money market fund reform implementation, nearly $1 trillion in assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1.00 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe.

Equity and bond markets advanced during the first quarter of 2017 amid improving economic data globally.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. U.S. economic data released

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[5]	The Chicago Board Options Exchange Market Volatility Index (CBOE VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Omega Growth Fund	3

during the quarter reflected a healthy economy. Hiring remained strong, and business and consumer sentiment improved. In March, Fed officials raised their target interest rate by a quarter percentage point to a range from 0.75% to 1.00%. With the Fed’s target interest rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by strong demand and constrained new-issue supply. Outside of the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international developed markets because they benefited from both global economic growth and recent weakening in the U.S. dollar. Stocks in Asia, Europe, and Latin America also outperformed the U.S. market during the quarter.

Steady advancement in many markets marked the first seven months of 2017.

During the second quarter, most equity markets in the U.S. and abroad advanced. Steady, albeit modest, economic growth both in the U.S. and abroad and generally favorable corporate earnings announcements after the second quarter supported higher valuations. Within the economy, U.S. inflation trended lower despite the unemployment rate continuing to decline. Ten-year U.S. Treasury yields declined, resulting in stronger prices for long-term bonds. As was widely expected, in June, the Fed raised the target interest rate by a quarter percentage point to a range from 1.00% to 1.25%. In addition, the Fed indicated that it would begin to sell bonds accumulated on its balance sheet during quantitative easing programs conducted since 2008, likely beginning later this year. Early in July, volatility expectations increased and then receded, as measured by the CBOE VIX.5 Although economic momentum increased in Europe, the ECB held its rates steady at low levels because underlying inflation remained subdued. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Omega Growth Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michael T. Smith, CFA®

Christopher J. Warner, CFA®

Average annual total returns (%) as of July 31, 20171

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EKOAX)	4-29-1968	12.05	12.23	8.93	18.88	13.57	9.57	1.28	1.28
Class C (EKOCX)	8-2-1993	17.00	12.72	8.76	18.00	12.72	8.76	2.03	2.03
Class R (EKORX)	10-10-2003	–	–	–	18.58	13.28	9.30	1.53	1.53
Administrator Class (EOMYX)	1-13-1997	–	–	–	19.08	13.82	9.83	1.20	1.10
Institutional Class (EKONX)	7-30-2010	–	–	–	19.40	14.11	10.03	0.95	0.85
Russell 3000® Growth Index[4]	–	–	–	–	18.02	15.52	9.29	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Omega Growth Fund	5

Growth of $10,000 investment as of July 31, 2017[5]

[1]	Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns for Institutional Class shares would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Omega Fund.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through November 30, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 1.30% for Class A, 2.05% for Class C, 1.55% for Class R, 1.10% for Administrator Class, and 0.85% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[4]	The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 3000® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Omega Growth Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund (Class A, excluding sales charges) outperformed its benchmark, the Russell 3000® Growth Index, for the 12-month period that ended July 31, 2017.

∎	Stock selection within the health care and information technology (IT) sectors benefited performance.

∎	Stock selection in the industrials sector detracted from performance.

The Russell 3000® Growth Index advanced 18.02% in the 12-month period that ended July 31, 2017. Within the index, the industrials sector and consumer cyclical stocks outperformed following the November 2016 presidential election due to investor optimism regarding progrowth initiatives and a potential tax overhaul. The election also led many investors to sell bond holdings, which drove the yield on 10-year Treasuries higher; it also triggered a rally in bank shares while causing many investors to sell higher-yielding stock holdings. However, the cyclical rally and higher yields on 10-year Treasuries proved short-lived; in early 2017, shares in higher-growth sectors, such as health care and IT, took over market leadership through the end of the reporting period.

Ten largest holdings (%) as of July 31, 2017[6]
Amazon.com Incorporated	5.39
Visa Incorporated Class A	3.73
UnitedHealth Group Incorporated	3.73
Alphabet Incorporated Class A	3.71
Facebook Incorporated Class A	3.38
Microsoft Corporation	3.05
The Home Depot Incorporated	3.02
Waste Connections Incorporated	2.93
Celgene Corporation	2.29
Salesforce.com Incorporated	1.95

The Fund’s health care and IT holdings contributed to relative performance.

Within the health care sector, stock selection among health care providers and biotechnology firms benefited returns. VCA Incorporated, which manages animal hospitals and provides pet-care services, agreed to be purchased by Mars, Incorporated, at the beginning of 2017. Consistent with our discipline, we exited the position in the stock following the acquisition as shares approached our internal valuation target.

Within the IT sector, stock selection among internet and software-related holdings contributed to returns. Tencent Holdings Limited, a Chinese provider of a popular messaging app and mobile games, continued to post high sales growth as the company monetized its large user base by selling more advertising. The shares followed positive sales and earnings revisions higher throughout the period. Take-Two Interactive Software, Incorporated, a video game developer and publisher, also contributed to the Fund’s outperformance within the IT sector. Like many video game software firms, Take-Two benefited from rising digital downloads and in-game monetization opportunities. These revenue streams tend to carry significantly higher profit margins, which meaningfully increased year-over-year gross margins and helped earnings grow well above consensus estimates.

Sector distribution as of July 31, 2017[7]

Stock selection in the industrials sector detracted from relative performance.

Among the Fund’s industrials holdings, Spirit Airlines, Incorporated, detracted from Fund performance. Our thesis for holding a position in Spirit—an airline that serves customers by offering low base fares—was predicated on our expectation that the company would add capacity in markets it did not already serve. We also thought that Spirit could raise prices due to the pricing umbrella that resulted from industry consolidation and network rationalization. The airline successfully raised ticket prices and improved the amount of revenue generated per passenger; however, the industry’s pricing backdrop recently became more competitive. We remained committed to Spirit as of the end of the reporting period but will continue to closely monitor the company’s fundamentals. The Fund’s position in Acuity Brands, Incorporated, also detracted from performance within the industrials

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Omega Growth Fund	7

sector. Acuity Brands provides lighting and building management solutions and has a strong position in commercial LED solutions. However, weak demand in short-cycle lighting projects caused the company to report disappointing results that led to a reduction in the share price. After evaluating our original investment thesis, we exited the position in favor of potential opportunities in which we had higher conviction.

While we are cautious in terms of macroeconomic conditions, we remain confident in the Fund’s positioning.

Looking toward the remainder of 2017, the market backdrop in our view remains mostly constructive, but we have a modestly higher level of caution. For the time being, inflation expectations have overcome deflationary fears. Credit markets have been calm, and capital has tended to flow freely at a low cost. Domestic industries such as housing, travel and leisure, e-commerce, and digital advertising have maintained relatively strong positions, offsetting weakness in areas such as automobiles and mall-based retailers. We believe economic indicators likely may point to an elongated business cycle marked by steady, if unspectacular, earnings growth and modestly higher interest rates. The U.S. economy appears poised to continue expanding but at a more sluggish rate than many would like to see.

Scarcity remains a key theme and, despite our increased caution, may help drive continued positive returns. In this tepid macro environment, there are fewer companies capable of producing strong organic growth. As the business cycle matures, the market tends to look past companies whose growth may have been engineered or may have been helped by a short-lived market trend toward favoring assets likely to benefit from rising growth and inflation. Therefore, it seems rational to us that companies with truly innovative products and secular growth opportunities—companies that can grow in spite of cyclical conditions—likely could command a scarcity premium.

Please see footnotes on page 5.

8	Wells Fargo Omega Growth Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2017 to July 31, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2017	Ending account value 7-31-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,151.14	$6.84	1.28%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.44	$6.41	1.28%
Class C
Actual	$1,000.00	$1,147.17	$10.81	2.03%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.72	$10.15	2.03%
Class R
Actual	$1,000.00	$1,149.73	$8.16	1.53%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.20	$7.66	1.53%
Administrator Class
Actual	$1,000.00	$1,152.21	$5.87	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.34	$5.51	1.10%
Institutional Class
Actual	$1,000.00	$1,153.65	$4.54	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26	0.85%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—July 31, 2017	Wells Fargo Omega Growth Fund	9

Security name	Shares	Value

Common Stocks: 100.31%

Consumer Discretionary: 22.26%

Automobiles: 0.79%
Ferrari NV	54,900	$5,774,931

Diversified Consumer Services: 2.86%
Adtalem Global Education Incorporated	288,700	9,382,750
Bright Horizons Family Solutions Incorporated †	146,700	11,590,767

		20,973,517

Hotels, Restaurants & Leisure: 5.11%
Royal Caribbean Cruises Limited	49,900	5,642,193
Six Flags Entertainment Corporation	170,800	9,713,396
Starbucks Corporation	149,200	8,053,816
Vail Resorts Incorporated	51,402	10,833,486
Wingstop Incorporated «	108,045	3,242,430

		37,485,321

Internet & Direct Marketing Retail: 6.22%
Amazon.com Incorporated †	40,000	39,511,200
Ctrip.com International Limited ADR †	102,300	6,110,379

		45,621,579

Media: 2.70%
Charter Communications Incorporated Class A †	26,100	10,228,851
Cinemark Holdings Incorporated	246,756	9,598,808

		19,827,659

Specialty Retail: 4.58%
The Home Depot Incorporated	148,200	22,170,720
The TJX Companies Incorporated	162,900	11,453,499

		33,624,219

Consumer Staples: 0.94%

Beverages: 0.94%
Monster Beverage Corporation †	131,000	6,910,250

Energy: 0.75%

Oil, Gas & Consumable Fuels: 0.75%
Pioneer Natural Resources Company	33,700	5,496,470

Financials: 5.12%

Capital Markets: 3.21%
Intercontinental Exchange Incorporated	178,800	11,927,748
Raymond James Financial Incorporated	139,802	11,630,128

		23,557,876

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Omega Growth Fund	Portfolio of investments—July 31, 2017

Security name	Shares	Value

Consumer Finance: 1.40%
SLM Corporation †	924,800	$10,246,784

Thrifts & Mortgage Finance: 0.51%
Radian Group Incorporated	214,800	3,741,816

Health Care: 12.95%

Biotechnology: 4.22%
Bioverativ Incorporated †	136,200	8,440,314
Celgene Corporation †	123,875	16,773,914
Gilead Sciences Incorporated	52,200	3,971,898
Incyte Corporation †	13,500	1,799,415

		30,985,541

Health Care Equipment & Supplies: 3.53%
Baxter International Incorporated	94,200	5,697,216
Edwards Lifesciences Corporation †	57,100	6,576,778
Hologic Incorporated †	139,900	6,184,979
Intuitive Surgical Incorporated †	7,892	7,404,748

		25,863,721

Health Care Providers & Services: 5.20%
Amedisys Incorporated †	119,989	5,682,679
Tivity Health Incorporated †	127,900	5,071,235
UnitedHealth Group Incorporated	142,600	27,352,106

		38,106,020

Industrials: 10.81%

Aerospace & Defense: 2.37%
BWX Technologies Incorporated	179,500	9,456,060
Mercury Computer Systems Incorporated †	179,900	7,899,409

		17,355,469

Airlines: 0.97%
Spirit Airlines Incorporated †	182,500	7,090,125

Commercial Services & Supplies: 2.93%
Waste Connections Incorporated	330,822	21,496,814

Electrical Equipment: 0.94%
Rockwell Automation Incorporated	42,000	6,931,260

Machinery: 0.98%
John Bean Technologies Corporation	77,800	7,188,720

Professional Services: 1.57%
TransUnion †	251,335	11,518,683

Trading Companies & Distributors: 1.05%
Univar Incorporated †	248,300	7,707,232

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2017	Wells Fargo Omega Growth Fund	11

Security name	Shares	Value

Information Technology: 41.99%

Communications Equipment: 0.78%
Harris Corporation	50,200	$5,746,394

Internet Software & Services: 12.05%
Alphabet Incorporated Class A †	28,800	27,230,400
Alphabet Incorporated Class C †	12,885	11,989,493
CoStar Group Incorporated †	22,000	6,062,100
Facebook Incorporated Class A †	146,300	24,761,275
MercadoLibre Incorporated	21,200	6,114,504
Tencent Holdings Limited ADR	305,600	12,262,903

		88,420,675

IT Services: 13.08%
Acxiom Corporation †	318,983	8,602,972
EPAM Systems Incorporated †	113,341	9,739,392
Euronet Worldwide Incorporated †	64,300	6,212,023
Fidelity National Information Services Incorporated	138,900	12,670,458
PayPal Holdings Incorporated †	160,100	9,373,855
Total System Services Incorporated	193,500	12,279,510
Visa Incorporated Class A	275,004	27,379,398
WEX Incorporated †	89,095	9,682,845

		95,940,453

Semiconductors & Semiconductor Equipment: 3.14%
Broadcom Limited	43,100	10,631,046
Teradyne Incorporated	359,000	12,417,810

		23,048,856

Software: 11.59%
Activision Blizzard Incorporated	124,200	7,673,076
Microsoft Corporation	307,900	22,384,330
Nintendo Company Limited	251,338	10,656,756
PTC Incorporated †	108,900	6,010,191
Salesforce.com Incorporated †	157,300	14,282,840
ServiceNow Incorporated †	59,300	6,549,685
Take-Two Interactive Software Incorporated †	145,200	11,540,496
Ultimate Software Group Incorporated †	26,100	5,891,031

		84,988,405

Technology Hardware, Storage & Peripherals: 1.35%
NCR Corporation †	260,800	9,871,280

Materials: 4.68%

Chemicals: 1.65%
The Sherwin-Williams Company	35,900	12,107,993

Construction Materials: 1.54%
Vulcan Materials Company	91,800	11,302,415

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Omega Growth Fund	Portfolio of investments—July 31, 2017

Security name		Shares	Value

Containers & Packaging: 1.49%
Berry Plastics Group Incorporated †		195,000	$10,935,600

Real Estate: 0.81%

Equity REITs: 0.81%
SBA Communications Corporation †		43,400	5,969,670

Total Common Stocks (Cost $530,445,663)			735,835,748

	Yield
Short-Term Investments: 0.49%

Investment Companies: 0.49%
Securities Lending Cash Investment LLC (l)(r)(u)	1.25%	3,211,364	3,211,685
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.89	370,082	370,082

Total Short-Term Investments (Cost $3,581,766)			3,581,767

Total investments in securities (Cost $534,027,429) *	100.80%	739,417,515
Other assets and liabilities, net	(0.80)	(5,867,639)

Total net assets	100.00%	$733,549,876

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $535,091,064 and unrealized gains (losses) consists of:

Gross unrealized gains	$215,035,796
Gross unrealized losses	(10,709,345)

Net unrealized gains	$204,326,451

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—July 31, 2017	Wells Fargo Omega Growth Fund	13

Assets
Investments
In unaffiliated securities (including $3,160,053 of securities loaned), at value (cost $530,445,663)	$735,835,748
In affiliated securities, at value (cost $3,581,766)	3,581,767

Total investments, at value (cost $534,027,429)	739,417,515
Receivable for investments sold	3,115,450
Receivable for Fund shares sold	116,447
Receivable for dividends	16,501
Receivable for securities lending income	1,863
Prepaid expenses and other assets	73,971

Total assets	742,741,747

Liabilities
Payable for investments purchased	4,523,370
Payable for Fund shares redeemed	608,824
Payable upon receipt of securities loaned	3,211,650
Management fee payable	481,218
Distribution fees payable	41,265
Administration fees payable	125,125
Accrued expenses and other liabilities	200,419

Total liabilities	9,191,871

Total net assets	$733,549,876

NET ASSETS CONSIST OF
Paid-in capital	$452,290,851
Accumulated net investment loss	(2,688,066)
Accumulated net realized gains on investments	78,557,005
Net unrealized gains on investments	205,390,086

Total net assets	$733,549,876

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$581,967,332
Shares outstanding – Class A1	11,773,278
Net asset value per share – Class A	$49.43
Maximum offering price per share – Class A2	$52.45
Net assets – Class C	$62,542,833
Shares outstanding – Class C1	1,714,678
Net asset value per share – Class C	$36.47
Net assets – Class R	$6,298,348
Shares outstanding – Class R1	133,170
Net asset value per share – Class R	$47.30
Net assets – Administrator Class	$19,754,126
Shares outstanding – Administrator Class[1]	372,767
Net asset value per share – Administrator Class	$52.99
Net assets – Institutional Class	$62,987,237
Shares outstanding – Institutional Class[1]	1,161,912
Net asset value per share – Institutional Class	$54.21

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Omega Growth Fund	Statement of operations—year ended July 31, 2017

Investment income
Dividends (net of foreign withholding taxes of $41,796)	$5,558,326
Income from affiliated securities	39,789
Securities lending income, net	25,166

Total investment income	5,623,281

Expenses
Management fee	5,647,362
Administration fees
Class A	1,162,152
Class B	3,221	[1]
Class C	137,021
Class R	14,213
Administrator Class	31,279
Institutional Class	89,221
Shareholder servicing fees
Class A	1,383,515
Class B	3,836	[1]
Class C	163,120
Class R	16,920
Administrator Class	59,362
Distribution fees
Class B	11,506	[1]
Class C	489,360
Class R	16,920
Custody and accounting fees	42,460
Professional fees	52,167
Registration fees	84,580
Shareholder report expenses	39,721
Trustees’ fees and expenses	21,491
Other fees and expenses	21,979

Total expenses	9,491,406
Less: Fee waivers and/or expense reimbursements	(92,624)

Net expenses	9,398,782

Net investment loss	(3,775,501)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	105,143,684
Affiliated securities	34

Net realized gains on investments	105,143,718

Net change in unrealized gains (losses) on:
Unaffiliated securities	20,481,931
Affiiliated securities	1

Net change in unrealized gains (losses) on investments	20,481,932

Net realized and unrealized gains (losses) on investments	125,625,650

Net increase in net assets resulting from operations	$121,850,149

[1]	For the period from August 1, 2016 to May 5, 2017. Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Omega Growth Fund	15

	Year ended July 31, 2017		Year ended July 31, 2016

Operations
Net investment loss		$(3,775,501)		$(4,021,589)
Net realized gains (losses) on investments		105,143,718		(4,017,597)
Net change in unrealized gains (losses) on investments		20,481,932		(30,592,986)

Net increase (decrease) in net assets resulting from operations		121,850,149		(38,632,172)

Distributions to shareholders from
Net realized gains
Class A		(14,517,010)		(53,442,331)
Class B		(74,045)[1]		(648,915)
Class C		(2,315,756)		(9,667,016)
Class R		(182,366)		(1,155,110)
Administrator Class		(492,743)		(4,963,941)
Institutional Class		(1,888,610)		(5,527,216)

Total distributions to shareholders		(19,470,530)		(75,404,529)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	386,109	17,173,940	636,040	26,983,625
Class B	11 [1]	310 [1]	592	18,253
Class C	78,754	2,557,877	129,265	4,127,591
Class R	32,485	1,390,762	78,841	3,191,728
Administrator Class	29,254	1,389,488	117,203	5,396,775
Institutional Class	660,341	31,392,598	421,170	18,380,976

		53,904,975		58,098,948

Reinvestment of distributions
Class A	328,215	13,634,032	1,213,454	49,860,826
Class B	2,395 [1]	73,511 [1]	20,867	644,380
Class C	68,889	2,121,773	278,845	8,638,611
Class R	1,939	77,183	11,870	469,234
Administrator Class	10,178	452,700	110,013	4,822,974
Institutional Class	40,190	1,825,826	110,554	4,935,146

		18,185,025		69,371,171

Payment for shares redeemed
Class A	(2,356,992)	(103,241,366)	(2,617,353)	(109,288,473)
Class B	(111,214)[1]	(3,587,613)[1]	(121,453)	(3,865,675)
Class C	(751,077)	(24,503,753)	(728,858)	(22,930,898)
Class R	(147,893)	(6,089,364)	(212,709)	(8,667,886)
Administrator Class	(500,001)	(22,798,416)	(1,088,227)	(49,198,465)
Institutional Class	(1,192,233)	(56,958,674)	(552,473)	(26,185,870)

		(217,179,186)		(220,137,267)

Net decrease in net assets resulting from capital share transactions		(145,089,186)		(92,667,148)

Total decrease in net assets		(42,709,567)		(206,703,849)

Net assets
Beginning of period		776,259,443		982,963,292

End of period		$733,549,876		$776,259,443

Accumulated net investment loss		$(2,688,066)		$(6,504,204)

[1]	For the period from August 1, 2016 to May 5, 2017. Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Omega Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2017	2016	2015	2014	2013
Net asset value, beginning of period	$42.73	$48.29	$49.99	$47.97	$39.09
Net investment loss	(0.22)[1]	(0.19)[1]	(0.28)[1]	(0.49)	(0.02)
Net realized and unrealized gains (losses) on investments	8.07	(1.44)	5.12	8.28	10.31

Total from investment operations	7.85	(1.63)	4.84	7.79	10.29
Distributions to shareholders from
Net realized gains	(1.15)	(3.93)	(6.54)	(5.77)	(1.41)
Net asset value, end of period	$49.43	$42.73	$48.29	$49.99	$47.97
Total return[2]	18.88%	(3.07)%	10.65%	16.58%	27.07%
Ratios to average net assets (annualized)
Gross expenses	1.28%	1.28%	1.32%	1.32%	1.34%
Net expenses	1.28%	1.28%	1.30%	1.30%	1.30%
Net investment loss	(0.50)%	(0.47)%	(0.58)%	(0.84)%	(0.08)%
Supplemental data
Portfolio turnover rate	76%	84%	94%	101%	88%
Net assets, end of period (000s omitted)	$581,967	$573,304	$685,005	$724,071	$668,992

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Omega Growth Fund	17

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2017	2016	2015	2014	2013
Net asset value, beginning of period	$32.07	$37.55	$40.56	$40.15	$33.18
Net investment loss	(0.41)[1]	(0.39)[1]	(0.51)[1]	(0.65)[1]	(0.31)[1]
Net realized and unrealized gains (losses) on investments	5.96	(1.16)	4.04	6.83	8.69

Total from investment operations	5.55	(1.55)	3.53	6.18	8.38
Distributions to shareholders from
Net realized gains	(1.15)	(3.93)	(6.54)	(5.77)	(1.41)
Net asset value, end of period	$36.47	$32.07	$37.55	$40.56	$40.15
Total return[2]	18.00%	(3.75)%	9.79%	15.73%	26.11%
Ratios to average net assets (annualized)
Gross expenses	2.03%	2.03%	2.07%	2.07%	2.09%
Net expenses	2.03%	2.03%	2.05%	2.05%	2.05%
Net investment loss	(1.24)%	(1.22)%	(1.33)%	(1.59)%	(0.85)%
Supplemental data
Portfolio turnover rate	76%	84%	94%	101%	88%
Net assets, end of period (000s omitted)	$62,543	$74,337	$99,100	$108,073	$83,206

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Omega Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R	2017	2016	2015	2014	2013
Net asset value, beginning of period	$41.04	$46.66	$48.62	$46.90	$38.35
Net investment loss	(0.30)[1]	(0.29)[1]	(0.39)[1]	(0.53)[1]	(0.09)
Net realized and unrealized gains (losses) on investments	7.71	(1.40)	4.97	8.02	10.05

Total from investment operations	7.41	(1.69)	4.58	7.49	9.96
Distributions to shareholders from
Net realized gains	(1.15)	(3.93)	(6.54)	(5.77)	(1.41)
Net asset value, end of period	$47.30	$41.04	$46.66	$48.62	$46.90
Total return	18.58%	(3.30)%	10.38%	16.30%	26.73%
Ratios to average net assets (annualized)
Gross expenses	1.53%	1.53%	1.57%	1.57%	1.59%
Net expenses	1.53%	1.53%	1.55%	1.55%	1.55%
Net investment loss	(0.72)%	(0.71)%	(0.83)%	(1.09)%	(0.38)%
Supplemental data
Portfolio turnover rate	76%	84%	94%	101%	88%
Net assets, end of period (000s omitted)	$6,298	$10,122	$17,199	$20,095	$23,745

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Omega Growth Fund	19

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$45.65	$51.20	$52.50	$50.00	$40.60
Net investment income (loss)	(0.12)[1]	(0.12)[1]	(0.17)[1]	(0.31)[1]	0.07 [1]
Net realized and unrealized gains (losses) on investments	8.61	(1.50)	5.41	8.58	10.74

Total from investment operations	8.49	(1.62)	5.24	8.27	10.81
Distributions to shareholders from
Net realized gains	(1.15)	(3.93)	(6.54)	(5.77)	(1.41)
Net asset value, end of period	$52.99	$45.65	$51.20	$52.50	$50.00
Total return	19.08%	(2.84)%	10.91%	16.89%	27.35%
Ratios to average net assets (annualized)
Gross expenses	1.20%	1.19%	1.15%	1.15%	1.17%
Net expenses	1.10%	1.08%	1.05%	1.05%	1.05%
Net investment income (loss)	(0.25)%	(0.27)%	(0.33)%	(0.59)%	0.16%
Supplemental data
Portfolio turnover rate	76%	84%	94%	101%	88%
Net assets, end of period (000s omitted)	$19,754	$38,039	$86,756	$115,281	$69,264

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Omega Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$46.55	$52.01	$53.10	$50.40	$40.81
Net investment income (loss)	(0.03)[1]	(0.00)[2]	(0.04)[1]	(0.24)	0.11 [1]
Net realized and unrealized gains (losses) on investments	8.84	(1.53)	5.49	8.71	10.89

Total from investment operations	8.81	(1.53)	5.45	8.47	11.00
Distributions to shareholders from
Net realized gains	(1.15)	(3.93)	(6.54)	(5.77)	(1.41)
Net asset value, end of period	$54.21	$46.55	$52.01	$53.10	$50.40
Total return	19.40%	(2.61)%	11.20%	17.17%	27.68%
Ratios to average net assets (annualized)
Gross expenses	0.95%	0.95%	0.90%	0.89%	0.91%
Net expenses	0.85%	0.83%	0.80%	0.80%	0.80%
Net investment income (loss)	(0.06)%	(0.01)%	(0.09)%	(0.36)%	0.24%
Supplemental data
Portfolio turnover rate	76%	84%	94%	101%	88%
Net assets, end of period (000s omitted)	$62,987	$76,980	$87,085	$49,960	$3,507

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Omega Growth Fund	21

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Omega Growth Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund. Information for Class B shares reflected in the financial statements represents activity through May 5, 2017.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or

22	Wells Fargo Omega Growth Fund	Notes to financial statements

may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to corporate actions and net operating losses. At July 31, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net investment loss	Accumulated net realized gains on investments
$(6,787,234)	$7,591,639	$(804,405)

As of July 31, 2017, the Fund had a qualified late-year ordinary loss of $2,664,388 which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

Notes to financial statements	Wells Fargo Omega Growth Fund	23

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$163,307,226	$0	$0	$163,307,226
Consumer staples	6,910,250	0	0	6,910,250
Energy	5,496,470	0	0	5,496,470
Financials	37,546,476	0	0	37,546,476
Health care	94,955,282	0	0	94,955,282
Industrials	79,288,303	0	0	79,288,303
Information technology	308,016,063	0	0	308,016,063
Materials	34,346,008	0	0	34,346,008
Real estate	5,969,670	0	0	5,969,670

Short-term investments
Investment companies	370,082	0	0	370,082
Investments measured at net asset value*				3,211,685
Total assets	$736,205,830	$0	$0	$739,417,515

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $3,211,685 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At July 31, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary

24	Wells Fargo Omega Growth Fund	Notes to financial statements

for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.80% and declining to 0.555% as the average daily net assets of the Fund increase. For the year ended July 31, 2017, the management fee was equivalent to an annual rate of 0.78% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class B, Class C, Class R	0.21%
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through November 30, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.30% for Class A shares, 2.05% for Class C shares, 1.55% for Class R shares, 1.10% for Administrator Class shares, and 0.85% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

During the year ended July 31, 2017, State Street Bank and Trust Company, the Fund’s custodian, reimbursed the Fund $2,522 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in dividend income on the Statement of Operations. In addition, Funds Management was also reimbursed $10,547 for waivers/reimbursements it made to the Fund during the period the Fund was erroneously billed.

Distribution fees

The Trust has adopted a distribution plan for Class B, Class C, and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B, Class C, and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended July 31, 2017, Funds Distributor received $10,203 from the sale of Class A shares and $352 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A and Class B for the year ended July 31, 2017.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Class R, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell investment securities to other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

Notes to financial statements	Wells Fargo Omega Growth Fund	25

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2017 were $541,994,723 and $708,147,302, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $250,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 30, 2016, the revolving credit agreement amount was $200,000,000 and the annual commitment fee was equal to 0.20% of the unused balance which was allocated to each participating fund.

For the year ended July 31, 2017, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $19,470,530 and $75,404,529 of long-term capital gain for the years ended July 31, 2017 and July 31, 2016, respectively.

As of July 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred
$79,620,640	$204,326,451	$(2,664,388)

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in the Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the amendments to Regulation S-X and its adoption will result in enhanced financial disclosures in the Fund’s financial statements. Management continues to evaluate the reporting requirements for the new form types (compliance date is June 1, 2018) and the implementation of the liquidity risk management program (compliance date is December 1, 2018).

26	Wells Fargo Omega Growth Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Omega Growth Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of July 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Omega Growth Fund as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 25, 2017

Other information (unaudited)	Wells Fargo Omega Growth Fund	27

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $19,470,530 was designated as a 20% rate gain distribution for the fiscal year ended July 31, 2017.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28	Wells Fargo Omega Growth Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 145 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Omega Growth Fund	29

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996: Vice Chairman, since 2017	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Advisory Board Members

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Advisory Board Member, since 2017	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors (Blackrock) from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Prior thereto, Vice President, Fidelity Retail Mutual Fund Group from 1996 to 1998 and Risk Management Practice Manager, Fidelity Consulting from 1995 to 1996. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	None
Pamela Wheelock (Born 1959)	Advisory Board Member, since 2017	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	None

30	Wells Fargo Omega Growth Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 76 funds in the Fund Complex and Assistant Treasurer of 69 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

Other information (unaudited)	Wells Fargo Omega Growth Fund	31

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 16-17, 2017 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Omega Growth Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2017, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2017. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2016. In certain cases, the Board also considered more current results for various time periods ended March 31, 2017. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc.

32	Wells Fargo Omega Growth Fund	Other information (unaudited)

(“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than or in range of the average performance of the Universe for the five- and ten-year period ended December 31, 2016, but lower than the average performance of the Universe for the one- and three-year periods ended December 31, 2016. However, the Board noted that the performance ranking of the Fund in the Universe had improved from the prior quarter-end for the one- and three-year periods ended March 31, 2017. The Board also noted that the performance of the Fund was higher than its benchmark, the Russell 3000® Growth Index, for the ten-year period ended December 31, 2016, but lower than its benchmark for the one-, three- and five-year periods ended December 31, 2016.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s performance. The Board noted that the Fund experienced a portfolio manager change during the third quarter of 2016.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense Groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were equal to or in range of the median net operating expense ratios of the expense Groups for all share classes.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the expense Groups for the Fund’s Class R and Class A, but higher than the sum of these average rates for the Fund’s Administrator Class and Institutional Class.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Other information (unaudited)	Wells Fargo Omega Growth Fund	33

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements are means of sharing potential economies of scale with shareholders of the Fund. The Board considered Funds Management’s view, which Funds Management indicated was supported by independent third-party industry studies which were summarized for the Board, that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

34	Wells Fargo Omega Growth Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

305360 09-17 A211/AR211 07-17

Annual Report

July 31, 2017

Wells Fargo

Premier Large Company Growth Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Premier Large Company Growth Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

In bond markets, interest rates rose but remained at historically low levels amid subdued global growth and modest inflation.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Premier Large Company Growth Fund for the 12-month period that ended July 31, 2017. Many equity markets advanced during this reporting period, supported by modest economic growth despite political uncertainty. U.S. and international stocks returned 16.04% and 19.01%, for the 12-month period, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net)2, respectively. Within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned -1.28% and the Bloomberg Barclays Municipal Bond Index4 returned 0.26% as interest rates rose from low levels.

Globally, stock results moderated in the third quarter of 2016; bond interest rates remained low.

Stock returns tended to moderate during July and August. During much of the past decade, markets worldwide have been supported to varying degrees by accommodative policies from leading central banks, including the U.S. Federal Reserve (Fed), European Central Bank (ECB), Bank of England, and Bank of Japan. Investors have watched for signs that global central banks might shift away from accommodative policies, including low interest rates and bond purchases that tended to make riskier assets such as stocks and high-yield bonds more attractive. In the U.S., early-September comments by Fed officials suggested an interest-rate increase might occur, sending stock and bond prices down. Following the Fed’s September decision to delay a rate increase to later in 2016, stocks surged. In bond markets, interest rates rose but remained at historically low levels amid subdued global growth and modest inflation. It appeared that fixed-income investors concluded that yields had overshot the real risks of the U.K.’s vote to exit the European Union as economic activity strengthened.

During the fourth quarter of 2016, investors awaited election results and central-bank actions.

Entering the fourth quarter, anticipation of an interest-rate increase and the approaching general election tended to increase investor concerns. Following Donald Trump’s election victory, U.S. stocks rallied. Investors appeared optimistic that the new administration would pursue progrowth policies. Favorable economic news supported stocks, and interest rates moved higher. At its mid-December meeting, Fed officials raised the target interest rate by a quarter percentage point to a range from 0.50% to 0.75%. The fourth quarter also saw the implementation of the U.S. Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) for institutional prime and municipal money market funds as well as the possibility of liquidity fees and redemption gates. In the year leading up to money market fund reform implementation, nearly $1 trillion in assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1.00 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe.

Equity and bond markets advanced during the first quarter of 2017 amid improving economic data globally.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. U.S. economic data released

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[5]	The Chicago Board Options Exchange Market Volatility Index (CBOE VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Premier Large Company Growth Fund	3

during the quarter reflected a healthy economy. Hiring remained strong, and business and consumer sentiment improved. In March, Fed officials raised their target interest rate by a quarter percentage point to a range from 0.75% to 1.00%. With the Fed’s target interest rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by strong demand and constrained new-issue supply. Outside of the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international developed markets because they benefited from both global economic growth and recent weakening in the U.S. dollar. Stocks in Asia, Europe, and Latin America also outperformed the U.S. market during the quarter.

Steady advancement in many markets marked the first seven months of 2017.

During the second quarter, most equity markets in the U.S. and abroad advanced. Steady, albeit modest, economic growth both in the U.S. and abroad and generally favorable corporate earnings announcements after the second quarter supported higher valuations. Within the economy, U.S. inflation trended lower despite the unemployment rate continuing to decline. Ten-year U.S. Treasury yields declined, resulting in stronger prices for long-term bonds. As was widely expected, in June, the Fed raised the target interest rate by a quarter percentage point to a range from 1.00% to 1.25%. In addition, the Fed indicated that it would begin to sell bonds accumulated on its balance sheet during quantitative easing programs conducted since 2008, likely beginning later this year. Early in July, volatility expectations increased and then receded, as measured by the CBOE VIX.5 Although economic momentum increased in Europe, the ECB held its rates steady at low levels because underlying inflation remained subdued. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Premier Large Company Growth Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Joseph M. Eberhardy, CFA®, CPA

Thomas C. Ognar, CFA®

Bruce C. Olson, CFA®

Average annual total returns (%) as of July 31, 20171

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EKJAX)	1-20-1998	9.31	11.35	8.51	16.01	12.67	9.15	1.13	1.11
Class C (EKJCX)	1-22-1998	14.05	11.81	8.33	15.05	11.81	8.33	1.88	1.86
Class R4 (EKJRX)	11-30-2012	–	–	–	16.30	13.02	9.48	0.85	0.80
Class R6 (EKJFX)	11-30-2012	–	–	–	16.48	13.17	9.56	0.70	0.65
Administrator Class (WFPDX)	7-16-2010	–	–	–	16.14	12.82	9.29	1.05	1.00
Institutional Class (EKJYX)	6-30-1999	–	–	–	16.44	13.13	9.54	0.80	0.70
Russell 1000® Growth Index[4]	–	–	–	–	18.05	15.60	9.36	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Premier Large Company Growth Fund	5

Growth of $10,000 investment as of July 31, 2017[5]

[1]	Historical performance shown for Class R4 shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Class R4 shares. Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would be higher. Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Large Company Growth Fund.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through November 30, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[4]	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was not held in the Fund at the end of the reporting period.

6	Wells Fargo Premier Large Company Growth Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Russell 1000® Growth Index, for the 12-month period that ended July 31, 2017.

∎	Holdings within the consumer discretionary, financials, and industrials sectors were the primary detractors from the Fund’s relative performance for the period.

∎	The Fund’s performance benefited from an underweight to stocks in the consumer staples sector and from select holdings in the information technology (IT) and health care sectors.

Challenges the Fund faced in the first five months of the period faded in 2017, and performance rebounded.

During the last five months of 2016 historically low interest rates drove investors to continue to seek alternative sources of income via dividend-paying stocks. As a result, stocks paying dividend yields greater than 2% contributed disproportionately to the total return of the Russell 1000® Growth Index during the last five months of 2016; also, the market environment often was influenced by investor sentiment rather than by fundamentals during these months. The six-week period following the U.S. presidential election in November 2016 further challenged the Fund as investors—anticipating infrastructure spending under the new administration—rotated out of IT and health care stocks in favor of more cyclical companies. All of these dynamics combined drove the majority of the Fund’s underperformance through the end of 2016; navigating through these events was difficult given our emphasis on adding value through bottom-up selection of faster-growing stocks. However, the Fund’s performance improved dramatically in 2017 as investors shifted their focus away from dividends and back to fundamentals. From January 2017 through the end of the reporting period, the markets were driven by faster-growing IT and health care stocks with strong fundamentals. Also, investors cheered earnings growth, which had largely stagnated in recent years. Strong employment figures, slow-but-steady U.S. economic growth, and economic improvement in Europe further contributed to the positive sentiment that buoyed the market during the first seven months of 2017.

Ten largest holdings (%) as of July 31, 2017[6]
Facebook Incorporated Class A	6.74
Amazon.com Incorporated	6.16
Alphabet Incorporated Class A	5.14
Microsoft Corporation	4.17
Visa Incorporated Class A	3.20
Microchip Technology Incorporated	2.65
MasterCard Incorporated Class A	2.07
Texas Instruments Incorporated	1.90
PayPal Holdings Incorporated	1.88
Celgene Corporation	1.87

Results from the Fund’s holdings in the consumer discretionary, financials, and industrials sectors negatively affected performance.

Stocks in the consumer discretionary sector struggled for most of the period. Changing consumer spending patterns and the onslaught of e-commerce disrupted the traditional retail model. As a result, store traffic and year-over-year sales generally were disappointing for companies such as Dollar Tree, Incorporated; Tractor Supply Company*; and O’Reilly Automotive, Incorporated*. Within the restaurant industry, higher wages and a shift in dining-out patterns challenged revenue and earnings growth for companies such as Starbucks Corporation.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Premier Large Company Growth Fund	7

Sector distribution as of July 31, 2017[7]

Within the financials sector, The Goldman Sachs Group, Incorporated;* The Charles Schwab Corporation; and Morgan Stanley were primary drivers of underperformance. Investors expected new, more favorable regulations to improve revenue and earnings growth in these stocks. However, they grew concerned about the administration’s ability to effect changes that had been discussed during the presidential campaign and tended to exit these stocks when attempts to overhaul the Affordable Care Act failed.

Within the industrials sector, an underweight to aerospace giant The Boeing Company was a large driver of underperformance. Boeing benefited from a supportive business environment, as evidenced by a stream of new orders and over 5,700 plans in backlog. KAR Auction Services, Incorporated, a leading provider of wholesale auction services, also detracted from performance. KAR had been generating revenue and earnings growth in the low to mid-teens; however, the stock struggled after the company failed to generate the expected organic growth, and margins began to contract.

The Fund benefited from an underweight to stocks in the consumer staples sector and from select holdings in the IT and health care sectors.

The consumer staples sector contains many of the higher-dividend-yielding stocks within the index. The sector underperformed during the last five months of 2016, especially postelection as investors pursued more cyclical opportunities; the sector also lagged in 2017 through the end of the reporting period as faster-growing stocks regained favor with investors. Due to our focus on faster-growing companies, the Fund generally remains underweight stocks in this slower-growing sector.

A number of Fund holdings in the IT sector—including Microchip Technology Incorporated; Facebook, Incorporated; and Paypal Holdings, Incorporated—contributed to performance. These three companies generated better-than-expected earnings and revenue growth and provided positive forward guidance. In addition, the health care sector, which struggled in recent periods in response to negative rhetoric during political campaigns, experienced a recovery during the reporting period. As a result, Vertex Pharmaceuticals Incorporated, Incyte Corporation, and Edwards Lifesciences Corporation were among Fund holdings that contributed to performance.

We continue to focus on consistently implementing our process.

Over the course of the 12-month period, we made modest adjustments to the Fund to potentially capitalize on opportunities and position for the future. Using our bottom-up research process, we added companies in the IT sector that met our criteria for robust, sustainable growth that appear underappreciated by the market. We funded these purchases primarily with the proceeds from sales of holdings in the consumer staples and consumer discretionary sectors. We remain committed to our process of identifying stocks with robust, sustainable growth that is underappreciated by the market.

Please see footnotes on page 5.

8	Wells Fargo Premier Large Company Growth Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2017 to July 31, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2017	Ending account value 7-31-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,152.52	$5.92	1.11%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.29	$5.56	1.11%
Class C
Actual	$1,000.00	$1,147.19	$9.90	1.86%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.57	$9.30	1.86%
Class R4
Actual	$1,000.00	$1,153.85	$4.27	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.83	$4.01	0.80%
Class R6
Actual	$1,000.00	$1,154.18	$3.47	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.26	0.65%
Administrator Class
Actual	$1,000.00	$1,153.05	$5.34	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.84	$5.01	1.00%
Institutional Class
Actual	$1,000.00	$1,154.52	$3.74	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51	0.70%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—July 31, 2017	Wells Fargo Premier Large Company Growth Fund	9

Security name	Shares	Value

Common Stocks: 100.30%

Consumer Discretionary: 14.89%

Hotels, Restaurants & Leisure: 1.02%
Royal Caribbean Cruises Limited	121,740	$13,765,142
Starbucks Corporation	200,000	10,796,000

		24,561,142

Internet & Direct Marketing Retail: 8.33%
Amazon.com Incorporated †	149,610	147,781,766
Netflix Incorporated †	104,100	18,910,806
The Priceline Group Incorporated †	16,400	33,267,400

		199,959,972

Leisure Products: 0.59%
The Brunswick Corporation	249,170	14,105,514

Media: 0.97%
Live Nation Incorporated †	620,960	23,143,179

Multiline Retail: 0.90%
Dollar Tree Incorporated †	300,580	21,665,806

Specialty Retail: 3.08%
Burlington Stores Incorporated †	244,960	21,318,869
The Home Depot Incorporated	272,570	40,776,472
ULTA Beauty Incorporated †	47,000	11,806,870

		73,902,211

Consumer Staples: 3.26%

Beverages: 1.80%
Constellation Brands Incorporated Class A	178,030	34,422,101
The Coca-Cola Company	192,700	8,833,368

		43,255,469

Food & Staples Retailing: 0.58%
Costco Wholesale Corporation	86,870	13,769,764

Personal Products: 0.88%
The Estee Lauder Companies Incorporated Class A	213,070	21,091,799

Energy: 1.05%

Oil, Gas & Consumable Fuels: 1.05%
Concho Resources Incorporated †	174,960	22,790,290
EOG Resources Incorporated	26,020	2,475,543

		25,265,833

Financials: 5.63%

Banks: 0.53%
Webster Financial Corporation	245,800	12,764,394

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Premier Large Company Growth Fund	Portfolio of investments—July 31, 2017

Security name	Shares	Value

Capital Markets: 5.10%
Charles Schwab Corporation	548,700	$23,539,230
CME Group Incorporated	239,690	29,390,788
Market Axess Holdings Incorporated	82,990	16,837,841
Morgan Stanley	575,390	26,985,791
Raymond James Financial Incorporated	194,240	16,158,826
TD Ameritrade Holding Corporation	206,600	9,447,818

		122,360,294

Health Care: 16.16%

Biotechnology: 7.27%
Alexion Pharmaceuticals Incorporated †	70,500	9,682,470
BioMarin Pharmaceutical Incorporated †	178,010	15,616,817
Celgene Corporation †	331,368	44,870,541
Exelixis Incorporated †	188,900	5,121,079
Incyte Corporation †	184,540	24,597,337
Neurocrine Biosciences Incorporated †	205,520	9,871,126
Regeneron Pharmaceuticals Incorporated †	53,110	26,109,938
Vertex Pharmaceuticals Incorporated †	252,970	38,405,905

		174,275,213

Health Care Equipment & Supplies: 4.01%
Boston Scientific Corporation †	788,910	21,000,784
Danaher Corporation	147,040	11,982,290
Edwards Lifesciences Corporation †	286,120	32,955,302
Intuitive Surgical Incorporated †	12,190	11,437,389
West Pharmaceutical Services Incorporated	212,840	18,878,908

		96,254,673

Health Care Providers & Services: 1.62%
Acadia Healthcare Company Incorporated †«	733,660	38,832,624

Health Care Technology: 0.32%
Veeva Systems Incorporated Class A †	121,280	7,732,813

Life Sciences Tools & Services: 1.37%
Agilent Technologies Incorporated	249,890	14,940,923
PRA Health Sciences Incorporated †	240,310	17,879,064

		32,819,987

Pharmaceuticals: 1.57%
Zoetis Incorporated	603,608	37,737,572

Industrials: 10.13%

Aerospace & Defense: 0.32%
The Boeing Company	31,370	7,605,970

Air Freight & Logistics: 1.19%
FedEx Corporation	137,360	28,575,001

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2017	Wells Fargo Premier Large Company Growth Fund	11

Security name	Shares	Value

Commercial Services & Supplies: 2.34%
KAR Auction Services Incorporated	636,639	$26,764,304
Waste Connections Incorporated	451,610	29,345,618

		56,109,922

Industrial Conglomerates: 1.40%
Honeywell International Incorporated	246,890	33,606,667

Machinery: 1.57%
Fortive Corporation	350,775	22,709,174
Nordson Corporation	117,970	14,982,190

		37,691,364

Professional Services: 0.41%
IHS Markit Limited †	211,580	9,870,207

Road & Rail: 2.90%
CSX Corporation	221,550	10,931,277
Norfolk Southern Corporation	157,700	17,753,866
Union Pacific Corporation	397,130	40,888,505

		69,573,648

Information Technology: 45.01%

Internet Software & Services: 16.13%
Alphabet Incorporated Class A †	130,450	123,340,475
Alphabet Incorporated Class C †	24,728	23,009,404
CoStar Group Incorporated †	45,730	12,600,902
eBay Incorporated †	800,440	28,599,721
Facebook Incorporated Class A †	955,040	161,640,520
LogMeIn Incorporated	164,000	19,097,800
MercadoLibre Incorporated	64,470	18,594,437

		386,883,259

IT Services: 9.45%
Accenture plc Class A	24,620	3,171,548
Euronet Worldwide Incorporated †	269,360	26,022,870
Global Payments Incorporated	51,290	4,840,237
MasterCard Incorporated Class A	389,300	49,752,540
PayPal Holdings Incorporated †	771,520	45,172,496
Square Incorporated Class A †	798,420	21,038,367
Visa Incorporated Class A	770,470	76,707,993

		226,706,051

Semiconductors & Semiconductor Equipment: 6.30%
Broadcom Limited	170,963	42,169,734
Microchip Technology Incorporated «	793,670	63,525,347
Texas Instruments Incorporated	559,640	45,543,503

		151,238,584

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Premier Large Company Growth Fund	Portfolio of investments—July 31, 2017

Security name		Shares	Value

Software: 11.94%
Adobe Systems Incorporated †		260,299	$38,131,201
Microsoft Corporation		1,375,930	100,030,111
Proofpoint Incorporated †		95,900	8,174,516
PTC Incorporated †		115,900	6,396,521
Salesforce.com Incorporated †		371,130	33,698,604
ServiceNow Incorporated †		276,820	30,574,769
Splunk Incorporated †		409,385	24,567,194
Take-Two Interactive Software Incorporated †		175,250	13,928,870
Ultimate Software Group Incorporated †		137,462	31,026,548

			286,528,334

Technology Hardware, Storage & Peripherals: 1.19%
Apple Incorporated		191,800	28,526,414

Materials: 3.26%

Chemicals: 3.26%
Ecolab Incorporated		254,500	33,510,015
Praxair Incorporated		344,370	44,823,199

			78,333,214

Real Estate: 0.91%

Equity REITs: 0.91%
American Tower Corporation		159,260	21,711,912

Total Common Stocks (Cost $1,420,172,713)			2,406,458,806

	Yield
Short-Term Investments: 2.30%

Investment Companies: 2.30%
Securities Lending Cash Investment LLC (l)(r)(u)	1.25%	46,026,258	46,030,861
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.89	9,162,823	9,162,823

Total Short-Term Investments (Cost $55,191,969)			55,193,684

Total investments in securities (Cost $1,475,364,682) *	102.60%	2,461,652,490
Other assets and liabilities, net	(2.60)	(62,277,856)

Total net assets	100.00%	$2,399,374,634

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $1,480,416,823 and unrealized gains (losses) consists of:

Gross unrealized gains	$989,846,465
Gross unrealized losses	(8,610,798)

Net unrealized gains	$981,235,667

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—July 31, 2017	Wells Fargo Premier Large Company Growth Fund	13

Assets
Investments
In unaffiliated securities (including $44,873,242 of securities loaned), at value (cost $1,420,172,713)	$2,406,458,806
In affiliated securities, at value (cost $55,191,969)	55,193,684

Total investments, at value (cost $1,475,364,682)	2,461,652,490
Receivable for investments sold	28,056,779
Receivable for Fund shares sold	1,100,065
Receivable for dividends	647,276
Receivable for securities lending income	18,065
Prepaid expenses and other assets	170,188

Total assets	2,491,644,863

Liabilities
Payable for investments purchased	31,557,701
Payable for Fund shares redeemed	12,507,719
Payable upon receipt of securities loaned	46,027,900
Management fee payable	1,203,926
Distribution fees payable	131,688
Administration fees payable	333,396
Accrued expenses and other liabilities	507,899

Total liabilities	92,270,229

Total net assets	$2,399,374,634

NET ASSETS CONSIST OF
Paid-in capital	$946,489,231
Accumulated net investment loss	(1,838,979)
Accumulated net realized gains on investments	468,436,574
Net unrealized gains on investments	986,287,808

Total net assets	$2,399,374,634

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$986,790,677
Shares outstanding – Class A1	64,343,302
Net asset value per share – Class A	$15.34
Maximum offering price per share – Class A2	$16.28
Net assets – Class C	$206,026,382
Shares outstanding – Class C1	16,018,054
Net asset value per share – Class C	$12.86
Net assets – Class R4	$3,558,938
Share outstanding – Class R4[1]	225,906
Net asset value per share – Class R4	$15.75
Net assets – Class R6	$170,656,521
Shares outstanding – Class R6[1]	10,751,106
Net asset value per share – Class R6	$15.87
Net assets – Administrator Class	$82,997,624
Shares outstanding – Administrator Class[1]	5,348,786
Net asset value per share – Administrator Class	$15.52
Net assets – Institutional Class	$949,344,492
Shares outstanding – Institutional Class[1]	59,920,576
Net asset value per share – Institutional Class	$15.84

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Premier Large Company Growth Fund	Statement of operations—year ended July 31, 2017

Investment income
Dividends (net of foreign withholding taxes of $37,018)	$24,799,756
Securities lending income, net	372,113
Income from affiliated securities	74,997

Total investment income	25,246,866

Expenses
Management fee	18,300,793
Administration fees
Class A	2,661,529
Class B	921 [1]
Class C	496,903
Class R4	3,082
Class R6	48,197
Administrator Class	190,013
Institutional Class	1,264,900
Shareholder servicing fees
Class A	3,168,487
Class B	1,097 [1]
Class C	591,552
Class R4	3,853
Administrator Class	363,710
Distribution fees
Class B	3,291 [1]
Class C	1,774,655
Custody and accounting fees	170,253
Professional fees	60,952
Registration fees	130,343
Shareholder report expenses	211,704
Trustees’ fees and expenses	21,467
Other fees and expenses	79,273

Total expenses	29,546,975
Less: Fee waivers and/or expense reimbursements	(1,721,997)

Net expenses	27,824,978

Net investment loss	(2,578,112)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	573,281,392
Affiliated securities	1,246

Net realized gains on investments	573,282,638

Net change in unrealized gains (losses) on:
Unaffiliated securities	(214,118,401)
Affiliated securities	1,715

Net change in unrealized gains (losses) on investments	(214,116,686)

Net realized and unrealized gains (losses) on investments	359,165,952

Net increase in net assets resulting from operations	$356,587,840

[1]	For the period from August 1, 2016 to May 5, 2017. Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Premier Large Company Growth Fund	15

	Year ended July 31, 2017		Year ended July 31, 2016

Operations
Net investment loss		$(2,578,112)		$(3,092,329)
Net realized gains on investments		573,282,638		354,287,986
Net change in unrealized gains (losses) on investments		(214,116,686)		(628,644,827)

Net increase (decrease) in net assets resulting from operations		356,587,840		(277,449,170)

Distributions to shareholders from
Net realized gains
Class A		(141,609,478)		(154,141,985)
Class B		(64,503)[1]		(115,925)
Class C		(28,218,921)		(27,659,123)
Class R4		(356,581)		(138,255)
Class R6		(14,601,788)		(12,437,527)
Administrator Class		(11,817,935)		(51,332,185)
Institutional Class		(94,245,557)		(90,311,280)

Total distributions to shareholders		(290,914,763)		(336,136,280)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	6,001,464	83,780,770	33,396,591	499,630,054
Class B	657 [1]	7,221 [1]	6,032	75,914
Class C	1,164,251	13,390,566	2,643,388	33,651,473
Class R4	67,177	939,076	147,562	2,106,423
Class R6	1,591,648	23,787,894	3,017,767	46,660,260
Administrator Class	991,894	14,305,839	3,919,148	57,602,147
Institutional Class	28,960,656	420,855,765	27,347,396	409,718,053
Investor Class	N/A	N/A	204,065 [2]	3,092,911 [2]

		557,067,131		1,052,537,235

Reinvestment of distributions
Class A	10,164,417	132,137,425	10,119,274	145,413,973
Class B	4,868 [1]	53,503 [1]	7,422	92,480
Class C	2,029,580	22,223,900	1,715,487	21,323,504
Class R4	26,770	356,581	9,437	138,255
Class R6	1,045,350	14,018,149	813,689	11,977,506
Administrator Class	870,110	11,433,242	3,513,370	50,943,861
Institutional Class	5,849,310	78,322,263	4,638,850	68,237,489

		258,545,063		298,127,068

Payment for shares redeemed
Class A	(67,446,125)	(941,219,557)	(67,943,982)	(948,979,782)
Class B	(74,169)[1]	(895,170)[1]	(96,549)	(1,234,246)
Class C	(10,665,863)	(126,947,986)	(8,078,699)	(100,085,119)
Class R4	(133,927)	(1,970,170)	(19,668)	(274,630)
Class R6	(3,768,974)	(55,499,096)	(1,984,285)	(28,819,972)
Administrator Class	(16,274,337)	(233,767,928)	(56,550,448)	(817,362,391)
Institutional Class	(47,785,920)	(691,184,624)	(38,166,413)	(557,212,931)
Investor Class	N/A	N/A	(12,187,103)[2]	(190,582,272)[2]

		(2,051,484,531)		(2,644,551,343)

Net decrease in net assets resulting from capital share transactions		(1,235,872,337)		(1,293,887,040)

Total decrease in net assets		(1,170,199,260)		(1,907,472,490)

Net assets
Beginning of period		3,569,573,894		5,477,046,384

End of period		$2,399,374,634		$3,569,573,894

Accumulated net investment loss		$(1,838,979)		$(2,674,776)

[1]	For the period from August 1, 2016 to May 5, 2017. Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund.

[2]	For the period from August 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Premier Large Company Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2017	2016	2015	2014	2013
Net asset value, beginning of period	$14.68	$16.28	$14.55	$12.57	$10.21
Net investment loss	(0.03)[1]	(0.03)	(0.03)	(0.05)	(0.02)
Net realized and unrealized gains (losses) on investments	2.12	(0.52)	1.97	2.03	2.38

Total from investment operations	2.09	(0.55)	1.94	1.98	2.36
Distributions to shareholders from
Net realized gains	(1.43)	(1.05)	(0.21)	0.00	0.00
Net asset value, end of period	$15.34	$14.68	$16.28	$14.55	$12.57
Total return[2]	16.01%	(3.22)%	13.46%	15.75%	23.11%
Ratios to average net assets (annualized)
Gross expenses	1.14%	1.13%	1.16%	1.17%	1.19%
Net expenses	1.11%	1.11%	1.12%	1.12%	1.12%
Net investment loss	(0.20)%	(0.17)%	(0.18)%	(0.36)%	(0.15)%
Supplemental data
Portfolio turnover rate	65%	47%	44%	37%	32%
Net assets, end of period (000s omitted)	$986,791	$1,697,746	$2,280,107	$1,908,455	$1,515,862

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Premier Large Company Growth Fund	17

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.64	$14.27	$12.87	$11.20	$9.17
Net investment loss	(0.12)[1]	(0.12)[1]	(0.13)[1]	(0.14)[1]	(0.09)[1]
Net realized and unrealized gains (losses) on investments	1.77	(0.46)	1.74	1.81	2.12

Total from investment operations	1.65	(0.58)	1.61	1.67	2.03
Distributions to shareholders from
Net realized gains	(1.43)	(1.05)	(0.21)	0.00	0.00
Net asset value, end of period	$12.86	$12.64	$14.27	$12.87	$11.20
Total return[2]	15.05%	(3.92)%	12.65%	14.91%	22.14%
Ratios to average net assets (annualized)
Gross expenses	1.89%	1.88%	1.91%	1.92%	1.94%
Net expenses	1.86%	1.86%	1.87%	1.87%	1.87%
Net investment loss	(0.95)%	(0.92)%	(0.93)%	(1.11)%	(0.91)%
Supplemental data
Portfolio turnover rate	65%	47%	44%	37%	32%
Net assets, end of period (000s omitted)	$206,026	$296,896	$388,290	$374,136	$279,203

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Premier Large Company Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R4	2017	2016	2015	2014	2013[1]
Net asset value, beginning of period	$15.00	$16.56	$14.75	$12.70	$10.81
Net investment income (loss)	0.01 [2]	0.02 [2]	0.02	(0.01)	0.00 [3]
Net realized and unrealized gains (losses) on investments	2.17	(0.53)	2.00	2.06	1.89

Total from investment operations	2.18	(0.51)	2.02	2.05	1.89
Distributions to shareholders from
Net realized gains	(1.43)	(1.05)	(0.21)	0.00	0.00
Net asset value, end of period	$15.75	$15.00	$16.56	$14.75	$12.70
Total return[4]	16.30%	(2.91)%	13.82%	16.14%	17.48%
Ratios to average net assets (annualized)
Gross expenses	0.86%	0.85%	0.83%	0.84%	0.85%
Net expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income (loss)	0.09%	0.13%	0.13%	(0.11)%	0.06%
Supplemental data
Portfolio turnover rate	65%	47%	44%	37%	32%
Net assets, end of period (000s omitted)	$3,559	$3,988	$2,129	$765	$131

[1]	For the period from November 30, 2012 (commencement of class operations) to July 31, 2013

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Premier Large Company Growth Fund	19

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R6	2017	2016	2015	2014	2013[1]
Net asset value, beginning of period	$15.08	$16.62	$14.77	$12.71	$10.81
Net investment income	0.03 [2]	0.04 [2]	0.05	0.01	0.00 [3]
Net realized and unrealized gains (losses) on investments	2.19	(0.53)	2.01	2.05	1.90

Total from investment operations	2.22	(0.49)	2.06	2.06	1.90
Distributions to shareholders from
Net realized gains	(1.43)	(1.05)	(0.21)	0.00	0.00
Net asset value, end of period	$15.87	$15.08	$16.62	$14.77	$12.71
Total return[4]	16.48%	(2.78)%	14.00%	16.29%	17.58%
Ratios to average net assets (annualized)
Gross expenses	0.71%	0.70%	0.68%	0.69%	0.71%
Net expenses	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment income	0.25%	0.28%	0.29%	0.09%	0.05%
Supplemental data
Portfolio turnover rate	65%	47%	44%	37%	32%
Net assets, end of period (000s omitted)	$170,657	$179,198	$166,768	$163,871	$4,629

[1]	For the period from November 30, 2012 (commencement of class operations) to July 31, 2013

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Premier Large Company Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$14.82	$16.41	$14.63	$12.62	$10.24
Net investment loss	(0.01)[1]	(0.00)[1,2]	(0.00)[2]	(0.02)	(0.00)[2]
Net realized and unrealized gains (losses) on investments	2.14	(0.54)	1.99	2.03	2.38

Total from investment operations	2.13	(0.54)	1.99	2.01	2.38
Distributions to shareholders from
Net realized gains	(1.43)	(1.05)	(0.21)	0.00	0.00
Net asset value, end of period	$15.52	$14.82	$16.41	$14.63	$12.62
Total return	16.14%	(3.13)%	13.73%	15.93%	23.24%
Ratios to average net assets (annualized)
Gross expenses	1.06%	1.04%	1.00%	1.00%	1.04%
Net expenses	1.00%	0.98%	0.95%	0.95%	0.95%
Net investment loss	(0.06)%	(0.02)%	(0.01)%	(0.19)%	(0.01)%
Supplemental data
Portfolio turnover rate	65%	47%	44%	37%	32%
Net assets, end of period (000s omitted)	$82,998	$292,900	$1,129,970	$1,325,864	$640,494

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Premier Large Company Growth Fund	21

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$15.06	$16.61	$14.77	$12.71	$10.28
Net investment income	0.02 [1]	0.03 [1]	0.03	0.01 [1]	0.00 [2]
Net realized and unrealized gains (losses) on investments	2.19	(0.53)	2.02	2.05	2.43

Total from investment operations	2.21	(0.50)	2.05	2.06	2.43
Distributions to shareholders from
Net realized gains	(1.43)	(1.05)	(0.21)	0.00	0.00
Net asset value, end of period	$15.84	$15.06	$16.61	$14.77	$12.71
Total return	16.44%	(2.85)%	14.01%	16.21%	23.64%
Ratios to average net assets (annualized)
Gross expenses	0.81%	0.80%	0.74%	0.74%	0.76%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.71%
Net investment income	0.19%	0.23%	0.23%	0.07%	0.16%
Supplemental data
Portfolio turnover rate	65%	47%	44%	37%	32%
Net assets, end of period (000s omitted)	$949,344	$1,097,976	$1,313,281	$1,031,979	$1,328,994

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Premier Large Company Growth Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Premier Large Company Growth Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund. Information for Investor Class shares reflected in the financial statements represents activity through October 23, 2015.

Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund. Information for Class B shares reflected in the financial statements represents activity through May 5, 2017.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each

Notes to financial statements	Wells Fargo Premier Large Company Growth Fund	23

business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to net operating losses. At July 31, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net investment loss	Accumulated net realized gains on investments
$(3,413,326)	$3,413,909	$(583)

As of July 31, 2017, the Fund had a qualified late-year ordinary loss of $1,820,726 which will be recognized on the first day of the following fiscal year.

24	Wells Fargo Premier Large Company Growth Fund	Notes to financial statements

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$357,337,824	$0	$0	$357,337,824
Consumer staples	78,117,032	0	0	78,117,032
Energy	25,265,833	0	0	25,265,833
Financials	135,124,688	0	0	135,124,688
Health care	387,652,882	0	0	387,652,882
Industrials	243,032,779	0	0	243,032,779
Information technology	1,079,882,642	0	0	1,079,882,642
Materials	78,333,214	0	0	78,333,214
Real estate	21,711,912	0	0	21,711,912

Short-term investments
Investment companies	9,162,823	0	0	9,162,823
Investments measured at net asset value*				46,030,861
Total assets	$2,415,621,629	$0	$0	$2,461,652,490

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $46,030,861 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At July 31, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

Notes to financial statements	Wells Fargo Premier Large Company Growth Fund	25

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.70% and declining to 0.505% as the average daily net assets of the Fund increase. For the year ended July 31, 2017, the management fee was equivalent to an annual rate of 0.66% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.275% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class B, Class C	0.21%
Class R4	0.08
Class R6	0.03
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through November 30, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.11% for Class A shares, 1.86% for Class C shares, 0.80% for Class R4 shares, 0.65% for Class R6 shares, 1.00% for Administrator Class shares, and 0.70% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

During the year ended July 31, 2017, State Street Bank and Trust Company, the Fund’s custodian, reimbursed the Fund $9,311 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in dividend income on the Statement of Operations. In addition, Funds Management was also reimbursed $4,740 for waivers/reimbursements it made to the Fund during the period the Fund was erroneously billed.

Distribution fees

The Trust has adopted a distribution plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended July 31, 2017, Funds Distributor received $25,676 from the sale of Class A shares and $1,546 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A and Class B shares for the year ended July 31, 2017.

26	Wells Fargo Premier Large Company Growth Fund	Notes to financial statements

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Class R4 is charged a fee at an annual rate of 0.10% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell investment securities to other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2017 were $1,782,747,598 and $3,153,140,296, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $250,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 30, 2016, the revolving credit agreement amount was $200,000,000 and the annual commitment fee was equal to 0.20% of the unused balance which was allocated to each participating fund.

For the year ended July 31, 2017, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $290,914,763 and $336,136,280 of long-term capital gain for the years ended July 31, 2017 and July 31, 2016, respectively.

As of July 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred
$473,488,715	$981,235,667	$(1,820,726)

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Notes to financial statements	Wells Fargo Premier Large Company Growth Fund	27

10. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in the Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the amendments to Regulation S-X and its adoption will result in enhanced financial disclosures in the Fund’s financial statements. Management continues to evaluate the reporting requirements for the new form types (compliance date is June 1, 2018) and the implementation of the liquidity risk management program (compliance date is December 1, 2018).

28	Wells Fargo Premier Large Company Growth Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Premier Large Company Growth Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of July 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Premier Large Company Growth Fund as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 25, 2017

Other information (unaudited)	Wells Fargo Premier Large Company Growth Fund	29

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $290,914,763 was designated as a 20% rate gain distribution for the fiscal year ended July 31, 2017.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Premier Large Company Growth Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 145 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Premier Large Company Growth Fund	31

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996: Vice Chairman, since 2017	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Advisory Board Members

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Advisory Board Member, since 2017	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors (Blackrock) from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Prior thereto, Vice President, Fidelity Retail Mutual Fund Group from 1996 to 1998 and Risk Management Practice Manager, Fidelity Consulting from 1995 to 1996. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	None
Pamela Wheelock (Born 1959)	Advisory Board Member, since 2017	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	None

32	Wells Fargo Premier Large Company Growth Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 76 funds in the Fund Complex and Assistant Treasurer of 69 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

Other information (unaudited)	Wells Fargo Premier Large Company Growth Fund	33

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 16-17, 2017 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Premier Large Company Growth Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2017, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2017. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2016. In certain cases, the Board also considered more current results for various time periods ended

34	Wells Fargo Premier Large Company Growth Fund	Other information (unaudited)

March 31, 2017. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was higher than the average performance of the Universe for the ten-year period ended December 31, 2016, but lower than the average performance of the Universe for the one-, three- and five-year periods ended December 31, 2016. However, the Board noted that the performance ranking of the Fund in the Universe had improved from the prior quarter-end for the one- and three-year periods ended March 31, 2017. The Board also noted that the performance of the Fund was in range of its benchmark, the Russell 1000® Growth Index, for the ten-year period ended December 31, 2016, but lower than its benchmark for the one-, three- and five-year periods ended December 31, 2016.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense Groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or equal to the median net operating expense ratios of the expense Groups for all share classes.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Other information (unaudited)	Wells Fargo Premier Large Company Growth Fund	35

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements are means of sharing potential economies of scale with shareholders of the Fund. The Board considered Funds Management’s view, which Funds Management indicated was supported by independent third-party industry studies which were summarized for the Board, that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

36	Wells Fargo Premier Large Company Growth Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

305361 09-17 A212/AR212 07-17

ITEM 2.	CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended July 31, 2017	Fiscal year ended July 31, 2016
Audit fees	$336,286	$302,656
Audit-related fees	—	—
Tax fees (1)	43,220	39,450
All other fees	—	—

	$379,506	$342,106

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

A Portfolio of Investments for each series of Wells Fargo Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:	/s/ Andrew Owen

Andrew Owen President

Date:	September 25, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:	/s/ Andrew Owen

Andrew Owen President

Date:	September 25, 2017

By:	/s/ Jeremy DePalma

Jeremy DePalma Treasurer

Date:	September 25, 2017